Ex 10.1

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

AMENDED AND RESTATED LOAN AGREEMENT

among

TALX CORPORATION, a Missouri corporation

as Borrower

LASALLE BANK NATIONAL ASSOCIATION

as Administrative Agent

and

THE FROM TIME TO TIME LENDERS PARTY HERETO

Dated as of March 31, 2004

* Confidential portions of this agreement have been omitted pursuant to a confidential treatment request and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

TABLE OF CONTENTS

1. EFFECTIVE DATE	1
2. DEFINITIONS AND RULES OF CONSTRUCTION	1
2.1. LISTED DEFINITIONS	1
2.2. OTHER DEFINITIONS	1
2.3. REFERENCES TO COVERED PERSON	1
2.4. REFERENCES TO REQUIRED LENDERS	2
2.5. ACCOUNTING TERMS	2
2.6. MEANING OF SATISFACTORY	2
2.7. COMPUTATION OF TIME PERIODS	2
2.8. GENERAL	2
3. LENDERS’ COMMITMENTS	3
3.1. REVOLVING LOAN COMMITMENTS	3
3.1.1. AGGREGATE AMOUNT; REDUCTIONS	3
3.1.2. LIMITATION ON REVOLVING LOAN ADVANCES	3
3.1.3. REVOLVING NOTES	3
3.1.4. BORROWING BASE	3
3.1.5. ELIGIBLE ACCOUNTS	4
3.2. TERM LOAN COMMITMENTS	5
3.2.1. AGGREGATE TERM LOANS	5
3.2.1.1. AGGREGATE TERM LOAN A	5
3.2.1.2. AGGREGATE TERM B LOAN	5
3.2.2. TERM LOAN NOTES	6
3.3. LETTER OF CREDIT COMMITMENT	6
4. INTEREST	6
4.1. INTEREST ON DRAWS ON LETTERS OF CREDIT	6
4.2. INTEREST ON AGGREGATE LOANS	6
4.3. ADJUSTED BASE RATE	7
4.4. ADJUSTED EURODOLLAR RATE	7
4.5. BASE RATE MARGINS AND EURODOLLAR MARGINS	7
4.6. CONVERSION OF LOANS	8
4.7. INTEREST PERIODS FOR EURODOLLAR LOANS	9
4.8. TIME OF ACCRUAL	9
4.9. COMPUTATION	9
4.10. RATE AFTER MATURITY	9
5. FEES	10
5.1. COMMITMENT FEE	10
5.2. REVOLVING LOAN UNUSED FEE	10
5.3. LETTER OF CREDIT FEE	11
5.4. LETTER OF CREDIT FRONTING FEE	11
5.5. OTHER LETTER OF CREDIT FEES	11
5.6. ADMINISTRATIVE AGENT’S FEES	11
5.7. CALCULATION OF FEES	11
6. PAYMENTS	11

i

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

6.1. SCHEDULED PAYMENTS ON AGGREGATE REVOLVING LOAN	11
6.1.1. INTEREST	11
6.1.2. PRINCIPAL	12
6.2. SCHEDULED PAYMENTS ON TERM LOANS	12
6.2.1. INTEREST	12
6.2.2. PRINCIPAL	12
6.2.2.1. TERM LOAN A	12
6.2.2.2. TERM LOAN B	13
6.3. PREPAYMENTS	13
6.3.1. VOLUNTARY PREPAYMENTS	13
6.3.2. MANDATORY PREPAYMENTS WHEN OVER-ADVANCES EXIST	14
6.3.3. OTHER MANDATORY PREPAYMENTS	14
6.3.3.1. PROCEEDS FROM SALES OF ASSETS	14
6.3.3.2. PROCEEDS FROM SALE OF SECURITIES OR ISSUANCE OF INDEBTEDNESS	15
6.3.3.3. INSURANCE/CONDEMNATION PROCEEDS	15
6.3.3.4. EXCESS CASH FLOW	16
6.4. REIMBURSEMENT OBLIGATIONS OF BORROWER	17
6.5. MANNER OF PAYMENTS AND TIMING OF APPLICATION OF PAYMENTS	17
6.5.1. PAYMENT REQUIREMENT	17
6.5.2. APPLICATION OF PAYMENTS AND PROCEEDS	17
6.5.3. INTEREST CALCULATION	17
6.6. RETURNED INSTRUMENTS	18
6.7. COMPELLED RETURN OF PAYMENTS OR PROCEEDS	18
6.8. DUE DATES NOT ON BUSINESS DAYS	18
7. PROCEDURE FOR OBTAINING ADVANCES AND LETTERS OF CREDIT	18
7.1. INITIAL ADVANCES	18
7.2. SUBSEQUENT LOAN ADVANCES	18
7.2.1. BORROWER REQUESTS	18
7.2.2. ADMINISTRATIVE AGENT’S RIGHT TO MAKE OTHER REVOLVING LOAN ADVANCES	19
7.2.2.1. PAYMENT OF LOAN OBLIGATIONS	19
7.2.2.2. PAYMENTS TO OTHER CREDITORS	19
7.3. LETTERS OF CREDIT	19
7.4. FUNDINGS	20
7.4.1. REVOLVING ADVANCES	20
7.4.2. DRAWS ON LETTERS OF CREDIT	20
7.4.3. ALL FUNDINGS RATABLE	20
7.5. ADMINISTRATIVE AGENT’S AVAILABILITY ASSUMPTION	20
7.5.1. ASSUMPTION AS TO LENDERS	20
7.5.2. ASSUMPTION AS TO BORROWER	21
7.6. DISBURSEMENT	22
7.7. RESTRICTIONS ON ADVANCES	22
7.8. RESTRICTION ON NUMBER OF EURODOLLAR LOANS	22
7.9. EACH ADVANCE REQUEST AND LETTER OF CREDIT REQUEST A CERTIFICATION	22
7.10. REQUIREMENTS FOR EVERY ADVANCE REQUEST	22
7.11. REQUIREMENTS FOR EVERY LETTER OF CREDIT REQUEST	23

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

7.12. EXONERATION OF ADMINISTRATIVE AGENT AND LENDERS	23
8. SECURITY AND GUARANTIES	23
8.1. SECURITY AGREEMENTS	23
8.2. PLEDGE AGREEMENTS	23
8.3. COLLATERAL ASSIGNMENTS	24
8.3.1. INTELLECTUAL PROPERTY ASSIGNMENTS	24
8.3.2. ACQUISITION DOCUMENTS ASSIGNMENT	24
8.4. GUARANTIES	24
8.5. ADDITIONAL SUBSIDIARIES	24
9. POWER OF ATTORNEY	25
10. CONDITIONS OF LENDING	26
10.1. CONDITIONS TO INITIAL ADVANCE	26
10.1.1. LISTED DOCUMENTS AND OTHER ITEMS	26
10.1.2. FINANCIAL CONDITION	26
10.1.3. NO DEFAULT	26
10.1.4. PERFECTION OF SECURITY INTERESTS	26
10.1.5. REPRESENTATIONS AND WARRANTIES	27
10.1.6. NO MATERIAL ADVERSE CHANGE	27
10.1.7. PENDING MATERIAL PROCEEDINGS	27
10.1.8. PAYMENT OF FEES AND EXPENSES	27
10.1.9. CURRENT ACQUISITIONS	27
10.1.10. INITIAL NET WORTH	27
10.1.11. INSURANCE	27
10.1.12. ENVIRONMENTAL	27
10.1.13. OTHER ITEMS	27
10.2. CONDITIONS TO SUBSEQUENT ADVANCES	28
10.2.1. GENERAL CONDITIONS	28
10.2.2. REPRESENTATIONS AND WARRANTIES	28
10.2.3. NO DEFAULT	28
10.2.4. BORROWING BASE CERTIFICATE	28
10.3. CONDITIONS TO ADVANCES FOR THE APPROVED ACQUISITIONS	28
10.3.1. APPROVED ACQUISITION DELIVERABLES	28
10.3.2. SATISFACTION OF CONDITIONS TO THE APPROVED ACQUISITIONS	28
10.3.3. ADDITIONAL SUBSIDIARIES	29
10.3.4. AUTHORITY TO CONSUMMATE THE APPROVED ACQUISITIONS	30
10.3.5. REQUEST TO FUND	30
11. CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT	30
11.1. LETTER OF CREDIT APPLICATION/REIMBURSEMENT AGREEMENT	30
11.2. NO PROHIBITIONS	30
11.3. REPRESENTATIONS AND WARRANTIES	31
11.4. NO DEFAULT	31
11.5. OTHER CONDITIONS	31
12. REPRESENTATIONS AND WARRANTIES	31
12.1. ORGANIZATION AND EXISTENCE	31
12.2. AUTHORIZATION	31
12.3. DUE EXECUTION	31

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

12.4. ENFORCEABILITY OF OBLIGATIONS	31
12.5. BURDENSOME OBLIGATIONS	32
12.6. LEGAL RESTRAINTS	32
12.7. LABOR CONTRACTS AND DISPUTES	32
12.8. NO MATERIAL PROCEEDINGS	32
12.9. MATERIAL LICENSES	32
12.10. COMPLIANCE WITH MATERIAL LAWS	32
12.10.1. GENERAL COMPLIANCE WITH ENVIRONMENTAL LAWS AND EMPLOYMENT LAWS	32
12.10.2. PROCEEDINGS	32
12.10.3. INVESTIGATIONS REGARDING HAZARDOUS MATERIALS	32
12.10.4. NOTICES AND REPORTS REGARDING HAZARDOUS MATERIALS	33
12.10.5. ENVIRONMENTAL PROPERTY TRANSFER ACTS	33
12.11. OTHER NAMES	33
12.12. CONSUMMATION OF CURRENT ACQUISITION, AND APPROVED ACQUISITIONS	33
12.13. PRIOR TRANSACTIONS	34
12.14. CAPITALIZATION	34
12.15. SOLVENCY	34
12.16. PROJECTIONS; PRO FORMA BALANCE SHEET	34
12.17. FINANCIAL STATEMENTS	34
12.18. NO CHANGE IN CONDITION	35
12.19. INVESTMENTS	35
12.20. INDEBTEDNESS	35
12.21. INDIRECT OBLIGATIONS	35
12.22. OPERATING LEASES	35
12.23. CAPITAL LEASES	35
12.24. TAX LIABILITIES; GOVERNMENTAL CHARGES	35
12.25. PENSION BENEFIT PLANS	35
12.25.1. PROHIBITED TRANSACTIONS	35
12.25.2. CLAIMS	36
12.25.3. REPORTING AND DISCLOSURE REQUIREMENTS	36
12.25.4. ACCUMULATED FUNDING DEFICIENCY	36
12.25.5. MULTI-EMPLOYER PLAN	36
12.26. WELFARE BENEFIT PLANS	36
12.27. RETIREE BENEFITS	36
12.28. DISTRIBUTIONS	37
12.29. REAL PROPERTY	37
12.30. STATE OF COLLATERAL AND OTHER PROPERTY	37
12.30.1. ACCOUNTS	37
12.30.2. INVENTORY	38
12.30.3. EQUIPMENT	38
12.30.4. INTELLECTUAL PROPERTY	38
12.30.5. DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER	39
12.31. CHIEF PLACE OF BUSINESS; LOCATIONS OF COLLATERAL	39
12.32. NEGATIVE PLEDGES	39
12.33. SECURITY DOCUMENTS	39

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

12.33.1. SECURITY AGREEMENTS	39
12.33.2. COLLATERAL ASSIGNMENTS	40
12.33.2.1. INTELLECTUAL PROPERTY ASSIGNMENTS	40
12.33.2.2. PLEDGE AGREEMENT	40
12.33.2.3. ACQUISITION DOCUMENTS ASSIGNMENT	40
12.34. S CORPORATION	40
12.35. SUBSIDIARIES AND AFFILIATES	40
12.36. BANK ACCOUNTS AND LOCKBOXES	40
12.37. MARGIN STOCK	40
12.38. SECURITIES MATTERS	41
12.39. INVESTMENT COMPANY ACT, ETC	41
12.40. NO MATERIAL MISSTATEMENTS OR OMISSIONS	41
12.41. FILINGS	41
12.42. BROKER’S FEES	41
12.43. NO HART-SCOTT RODINO FILING REQUIRED	41
12.44. ELIGIBILITY OF COLLATERAL	42
13. MODIFICATION AND SURVIVAL OF REPRESENTATIONS	42
14. AFFIRMATIVE COVENANTS	42
14.1. USE OF PROCEEDS	42
14.2. CORPORATE EXISTENCE	43
14.3. MAINTENANCE OF PROPERTY AND LEASES	43
14.4. INVENTORY	43
14.5. INSURANCE	43
14.6. PAYMENT OF TAXES AND OTHER OBLIGATIONS	44
14.7. COMPLIANCE WITH LAWS	44
14.8. DISCOVERY AND CLEAN-UP OF HAZARDOUS MATERIAL	44
14.8.1. IN GENERAL	44
14.8.2. ASBESTOS CLEAN-UP	45
14.9. TERMINATION OF PENSION BENEFIT PLAN	45
14.10. NOTICE TO ADMINISTRATIVE AGENT OF MATERIAL EVENTS	46
14.11. BORROWING OFFICER	47
14.12. MAINTENANCE OF SECURITY INTERESTS OF SECURITY DOCUMENTS	47
14.12.1. PRESERVATION AND PERFECTION OF SECURITY INTERESTS	47
14.12.2. COLLATERAL HELD BY WAREHOUSEMAN, BAILEE, ETC	48
14.12.3. COMPLIANCE WITH TERMS OF SECURITY DOCUMENTS	48
14.13. ACCOUNTING SYSTEM	48
14.13.1. ACCOUNT RECORDS	48
14.13.2. TRACING OF PROCEEDS	48
14.14. FINANCIAL STATEMENTS	49
14.14.1. ANNUAL FINANCIAL STATEMENTS	49
14.14.2. QUARTERLY FINANCIAL STATEMENTS	49
14.15. OTHER FINANCIAL INFORMATION	50
14.15.1. BORROWING BASE CERTIFICATE	50
14.15.2. OTHER REPORTS OR INFORMATION CONCERNING ACCOUNTS OR INVENTORY	50
14.15.3. STOCKHOLDER REPORTS	50
14.15.4. PENSION BENEFIT PLAN REPORTS	50

v

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

14.15.5. TAX RETURNS	50
14.16. REVIEW OF ACCOUNTS	51
14.17. INVENTORY	51
14.18. ANNUAL PROJECTIONS	51
14.19. OTHER INFORMATION	51
14.20. AUDITS BY ADMINISTRATIVE AGENT	51
14.21. VERIFICATION OF ACCOUNTS AND NOTICES TO ACCOUNT DEBTORS	51
14.22. APPRAISALS OF COLLATERAL	52
14.23. ACCESS TO OFFICERS AND AUDITORS	52
14.24. PROFORMAS FOR PERMITTED ACQUISITIONS	52
14.25. RATE AGREEMENT	53
14.26. ACQUISITION DOCUMENTS	53
14.27. FURTHER ASSURANCES	54
15. NEGATIVE COVENANTS	54
15.1. INVESTMENTS	54
15.2. INDEBTEDNESS	55
15.3. PREPAYMENTS	55
15.4. INDIRECT OBLIGATIONS	56
15.5. SECURITY INTERESTS	56
15.6. NO AMENDMENTS TO ACQUISITION DOCUMENTS	57
15.7. ACQUISITIONS	57
15.8. BAILMENTS; CONSIGNMENTS; WAREHOUSING	58
15.9. DISPOSAL OF PROPERTY	58
15.10. DISTRIBUTIONS	58
15.11. CHANGE OF CONTROL	58
15.12. AMENDMENT TO CHARTER DOCUMENTS	59
15.13. CAPITAL STRUCTURE; EQUITY SECURITIES	59
15.14. CHANGE OF BUSINESS	59
15.15. TRANSACTIONS WITH AFFILIATES	59
15.16. CONFLICTING AGREEMENTS	59
15.17. SALE AND LEASEBACK TRANSACTIONS	59
15.18. NEW SUBSIDIARIES	59
15.19. FISCAL YEAR	60
15.20. LEASES	60
15.21. TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT ON COVERED PERSON	60
16. FINANCIAL COVENANTS	60
16.1. SPECIAL DEFINITIONS	60
16.2. CAPITAL EXPENDITURES	61
16.3. MINIMUM FIXED CHARGE COVERAGE	61
16.4. MAXIMUM RATIO OF TOTAL INDEBTEDNESS TO EBITDA	62
16.5. MINIMUM NET WORTH	62
16.6. MINIMUM EBITDA	63
17. DEFAULT	63
17.1. EVENTS OF DEFAULT	63
17.1.1. FAILURE TO PAY PRINCIPAL OR INTEREST	63
17.1.2. FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS	64

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

17.1.3. REPRESENTATIONS OR WARRANTIES	64
17.1.4. CERTAIN COVENANTS	64
17.1.5. OTHER COVENANTS	64
17.1.6. ACCELERATION OF OTHER INDEBTEDNESS	64
17.1.7. DEFAULT UNDER OTHER AGREEMENTS	64
17.1.8. BANKRUPTCY; INSOLVENCY; ETC	64
17.1.9. JUDGMENTS; ATTACHMENT; SETTLEMENT; ETC	65
17.1.10. PENSION BENEFIT PLAN TERMINATION, ETC	65
17.1.11. LIQUIDATION OR DISSOLUTION	65
17.1.12. SEIZURE OF ASSETS	65
17.1.13. RACKETEERING PROCEEDING	66
17.1.14. LOAN DOCUMENTS; SECURITY INTERESTS	66
17.1.15. LOSS TO COLLATERAL	66
17.1.16. GUARANTY; GUARANTOR	66
17.2. CROSS DEFAULT	66
17.3. RIGHTS AND REMEDIES	66
17.3.1. TERMINATION OF COMMITMENTS	66
17.3.2. ACCELERATION	66
17.3.3. RIGHT OF SETOFF	67
17.3.4. NOTICE TO ACCOUNT DEBTORS	67
17.3.5. ENTRY UPON PREMISES AND ACCESS TO INFORMATION	67
17.3.6. COMPLETION OF UNCOMPLETED INVENTORY ITEMS	68
17.3.7. BORROWER’S OBLIGATIONS	68
17.3.8. SECURED PARTY RIGHTS	68
17.3.9. JOINT AND SEVERAL	69
17.3.10. MISCELLANEOUS	69
17.4. APPLICATION OF FUNDS	69
17.5. LIMITATION OF LIABILITY; WAIVER	70
17.6. NOTICE	70
18. ADMINISTRATIVE AGENT AND LENDERS	70
18.1. APPOINTMENT, POWERS, AND IMMUNITIES	70
18.2. RELIANCE BY ADMINISTRATIVE AGENT	71
18.3. EMPLOYMENT OF AGENTS AND COUNSEL	71
18.4. DEFAULTS	71
18.5. RIGHTS AS LENDER	72
18.6. INDEMNIFICATION	72
18.7. NOTIFICATION OF LENDERS	72
18.8. NON-RELIANCE ON AGENT AND OTHER LENDERS	73
18.9. RESIGNATION	73
18.10. COLLECTIONS AND DISTRIBUTIONS TO LENDERS BY ADMINISTRATIVE AGENT	74
19. CHANGE IN CIRCUMSTANCES	74
19.1. COMPENSATION FOR INCREASED COSTS AND REDUCED RETURNS	74
19.1.1. LAW CHANGES OR TAX IMPOSITIONS	74
19.1.2. CAPITAL ADEQUACY	75
19.1.3. NOTICE TO BORROWER	75
19.2. MARKET FAILURE	76

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

19.3. ILLEGALITY	76
19.4. COMPENSATION	76
19.5. TREATMENT OF AFFECTED LOANS	77
19.6. TAXES	77
19.6.1. GROSS-UP	77
19.6.2. LENDERS’ UNDERTAKINGS	78
19.6.3. SURVIVAL OF BORROWER’S OBLIGATIONS	79
19.7. USURY	79
20. GENERAL	80
20.1. LENDERS’ RIGHT TO CURE	80
20.2. RIGHTS NOT EXCLUSIVE	80
20.3. SURVIVAL OF AGREEMENTS	80
20.4. ASSIGNMENTS	80
20.4.1. PERMITTED ASSIGNMENTS	80
20.4.2. CONSEQUENCES AND EFFECT OF ASSIGNMENTS	81
20.4.3. AGREEMENTS UPON ASSIGNMENT	81
20.4.4. REGISTER	82
20.4.5. NOTICE TO BORROWER OF ASSIGNMENT	82
20.4.6. ASSIGNMENT TO FEDERAL RESERVE BANK	83
20.5. SALE OF PARTICIPATIONS	83
20.6. EXCLUSIVITY	83
20.7. INFORMATION	83
20.8. PAYMENT OF EXPENSES	83
20.9. GENERAL INDEMNITY	84
20.10. LETTERS OF CREDIT	85
20.11. CHANGES IN ACCOUNTING PRINCIPLES	85
20.12. LOAN RECORDS	86
20.13. OTHER SECURITY AND GUARANTIES	86
20.14. LOAN OBLIGATIONS PAYABLE IN DOLLARS	87
21. MISCELLANEOUS	87
21.1. NOTICES	87
21.2. AMENDMENTS AND MODIFICATIONS; WAIVERS AND CONSENTS	87
21.3. RIGHTS CUMULATIVE	88
21.4. SUCCESSORS AND ASSIGNS	88
21.5. SEVERABILITY	88
21.6. COUNTERPARTS	88
21.7. GOVERNING LAW; NO THIRD PARTY RIGHTS	88
21.8. COUNTERPART FACSIMILE EXECUTION	89
21.9. EFFECT OF MERGER OF BANK	89
21.10. NEGOTIATED TRANSACTION	89
21.11. CHOICE OF FORUM	89
21.12. SERVICE OF PROCESS	90
21.13. WAIVER OF JURY TRIAL	90
21.14. INCORPORATION BY REFERENCE	91
21.15. PATRIOT ACT NOTIFICATION	91
21.16. STATUTORY NOTICE - INSURANCE	91

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

21.17. STATUTORY NOTICE - ORAL COMMITMENTS	91

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

AMENDED AND RESTATED LOAN AGREEMENT

     In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, TALX Corporation, a Missouri corporation (Borrower), and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders listed on Exhibit 3 to this Amended and Restated Loan Agreement (Agreement), as Lenders, agree as follows:

     The Borrower, LaSalle and Southwest Bank of St. Louis (Southwest) entered into that certain Loan Agreement dated March 27, 2002 (Initial Loan Agreement), as amended by that First Amendment to Loan Agreement dated July 29, 2002 among Borrower, LaSalle and Southwest (First Amendment), as further amended by that Second Amendment to Loan Agreement dated January 27, 2003 among Borrower, LaSalle and Southwest (Second Amendment), as further amended by that Third Amendment to Loan Agreement dated June 30, 2003 among Borrower, LaSalle and Southwest (Third Amendment) (collectively, the Initial Loan Agreement, as so amended by the First Amendment, Second Amendment and Third Amendment, is referred to herein as the Original Loan Agreement). The Borrower, in order to finance the Current Acquisition, in order to arrange financing for the Approved Acquisitions and in order to refinance the existing Indebtedness under the Original Loan Agreement, hereby requests that the aggregate commitments available under the Original Loan Agreement be increased and that certain additional amendments be made to the Original Loan Agreement and, for the sake of clarity and convenience, that the Original Loan Agreement be restated in its entirety as so amended. From the Effective Date (defined below), all references made to the Original Loan Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement.

1. Effective Date. This Agreement is effective March 31, 2004.

2. Definitions and Rules of Construction.

2.1. Listed Definitions. Capitalized words defined in the Glossary attached hereto as Exhibit 2.1 shall have such defined meanings wherever used in this Agreement and the other Loan Documents. The inclusion of a defined term in the Glossary that is not used elsewhere in this Agreement or in the other Loan Documents shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

2.2. Other Definitions. If a capitalized word in this Agreement is not defined in the Glossary, it shall have such meaning as defined elsewhere herein, or if not defined elsewhere herein, the meaning defined in the UCC. Terms are italicized in this Agreement where they are defined.

2.3. References to Covered Person. The words Covered Person, a Covered Person, any Covered Person, each Covered Person and every Covered Person refer to Borrower and each of its now existing or later acquired, created or organized Subsidiaries separately. The words Covered Persons refers to Borrower and its now existing or later acquired, created or organized Subsidiaries collectively.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

2.4. References to Required Lenders. The words Required Lenders means any one or more Lenders whose shares of Lenders’ Exposure at the relevant time aggregate at least sixty six and two-thirds percent (66 2/3%).

2.5. Accounting Terms. Unless the context otherwise requires, accounting terms herein that are not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of its now existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

2.6. Meaning of Satisfactory. Whenever herein a document or matter is required to be satisfactory to Administrative Agent or satisfactory to Lenders or satisfactory to Required Lenders, unless expressly stated otherwise such document must be satisfactory to Administrative Agent, Lenders or Required Lenders (as applicable) in both form and substance, and unless expressly stated otherwise Administrative Agent, Lenders or Required Lenders (as applicable) shall have the commercially reasonable discretion to determine whether the document or matter is satisfactory.

2.7. Computation of Time Periods. In computing or defining periods of time from a specified date to a later specified date, and in computing the accrual of interest or fees, the word from shall mean from and including and the words to and until shall each mean to but excluding. Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed, and references in this Agreement to months and years are to calendar months and calendar years unless otherwise specified.

2.8. General. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) including is not limiting; (v) or has the inclusive meaning represented by the phrase and/or; (vi) the words hereof, herein, hereby, hereunder and similar terms in this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement; (vii) the word Section or section and Page or page refer to a section or page, respectively, of, and the word Exhibit refers to an Exhibit to, this Agreement unless it expressly refers to something else; (viii) reference to any agreement, document, or instrument (including this Agreement and any other Loan Document or other agreement, document or instrument defined herein), means such agreement, document, or instrument as amended, modified, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments, exhibits and schedules thereto and documents incorporated therein, if any; and (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

3. Lenders’ Commitments. Subject to the terms and conditions hereof, and in reliance upon the Representations and Warranties, Lenders make the following commitments to Borrower:

3.1. Revolving Loan Commitments.

3.1.1. Aggregate Amount. Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an Aggregate Revolving Loan Commitment of $15,000,000.00, by funding such Lender’s pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be re-borrowed through Revolving Loan Advances.

3.1.2. Limitation on Revolving Loan Advances. No Revolving Loan Advance will be made which would result in the sum of the Aggregate Revolving Loan and the Letter of Credit Exposure on any Advance Date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit) exceeding the lesser of (i) the Aggregate Revolving Loan Commitment and (ii) the Borrowing Base and no Revolving Loan Advance will be made on or after the Revolving Loan Maturity Date. Lenders may, however, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that there is an Existing Default, the Aggregate Revolving Loan Commitment may be canceled as provided in Section 17.3. The Maximum Available Amount on any date shall be a Dollar amount equal to the lesser of (i) the Aggregate Revolving Loan Commitment and (ii) the Borrowing Base on such date, minus (a) the amount outstanding under the Aggregate Revolving Loan on such date, and (b) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit).

3.1.3. Revolving Notes. The obligation of Borrower to repay each Lender’s Revolving Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to the amount of its Revolving Loan Commitment and otherwise in form and substance satisfactory to Lenders.

3.1.4. Borrowing Base. The Borrowing Base on any date shall be 75% of the sum of all Eligible Accounts on the financial statements of the Borrower as of the close of business on such date, or as certified in the Borrowing Base Certificate most recently furnished to Administrative Agent as required in Section 14.15.1, whichever is less.

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3.1.5. Eligible Accounts. Eligible Accounts include all Accounts of all Covered Persons, less Accounts arising out of the UC Business, plus Eligible UC Business Accounts other than the following, unless approved in writing by Administrative Agent in each case: (i) any Account with respect to which Administrative Agent does not have a valid and enforceable, first priority, perfected Security Interest, or any Account in which any Person other than Administrative Agent has a Security Interest; (ii) any Account which remains unpaid as of 120 days after the original date of the applicable invoice; (iii) any Account of a single Account Debtor if 35% or more of the balances due on all Accounts of such Account Debtor are ineligible under clause (ii); (iv) any Account with respect to which the Account Debtor is an Affiliate or employee of Borrower or any Covered Person; (v) any Account as to which the perfection of Administrative Agent’s Security Interest is governed by any federal, state or local statutory requirements other than those of the UCC or the Claims Act; (vi) any Account(s) with respect to which the Account Debtor is the United States of America or any state or any department, agency, public corporation or other instrumentality thereof, to the extent the aggregate balance of such Accounts is greater than $450,000; (vii) any Account(s) with respect to which the Account Debtor is not a Person formed pursuant to the law of the United States or any state located in the United States and does not maintain its chief executive office within the United States and any Account with respect to which the Account Debtor is the government of any foreign country or any municipality or other political subdivision thereof, or any department, agency, public corporation or other instrumentality thereof, to the extent the aggregate balance of such Accounts is greater than $50,000; (viii) any Account with respect to goods or services whose delivery or performance has been rejected by the Account Debtor or whose earlier acceptance has been revoked; (ix) any Account arising from the delivery of goods or performance of services for which an invoice has not been sent to the Account Debtor within (a) fifteen days after the end of the month in which such goods or services were delivered or performed or (b) fifteen days after the end of the contractual billing cycle, whichever of the aforesaid (a) or (b) is applicable to such Account; (x) any Account owing by an Account Debtor that is the subject of a bankruptcy or similar insolvency proceeding, has made an assignment for the benefit of creditors, has acknowledged that it is unable to pay its debts as they mature, or whose assets have been transferred to a receiver or trustee, or who has ceased business as a going concern; (xi) any Account owing by an Account Debtor that has disputed liability or made any claim with respect to any other Account due from such Account Debtor, or that has any right of setoff against such Account, or to which the applicable Covered Person is indebted in any way, but only to the extent of such indebtedness, setoff, dispute or claim; (xii) any Account subject to a chargeback from a volume discount or an advertising discount, but only to the extent of such chargeback or discount; (xiii) any Account with respect to which the delivery of goods or performance of services is bonded; (xiv) any Account as to which Administrative Agent does not have the right or ability to obtain direct payment to Administrative Agent; (xv) any Account with respect to which any of the covenants and agreements contained in any of the Loan Documents or any of

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the Representations and Warranties are not or have ceased to be complete and correct in all material respects or have been breached; (xvi) any Account with respect to which, in whole or in part, a check or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason, but only to the extent such payment remains uncollected; (xvii) any Account which represents a progress billing, other than the Eligible UC Business Accounts, or as to which the applicable Covered Person has extended the time for payment without the consent of Administrative Agent (for purposes hereof, progress billing being any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon the applicable Covered Person’s completion of any further performance under the contract or agreement but shall not include any invoices rendered under such contracts or agreements to the extent the Account Debtor is obligated to pay for services which have been rendered); (xviii) any Account which is evidenced by a promissory note or other instrument or by chattel paper or which has been reduced to judgment; and (xix) any Account which arises out of a sale not made in the ordinary course of the applicable Covered Person’s business.

3.2. Term Loan Commitments.

3.2.1. Aggregate Term Loans.

3.2.1.1. Aggregate Term Loan A. Each Lender commits to make available to Borrower such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an Aggregate Term Loan A Commitment of $58,000,000.00 by funding such Lender’s pro-rata share of (i) the initial Term Loan A Advance (Initial Term Loan A Advance) by Administrative Agent on the Effective Date as provided herein and (ii) a second Term Loan A Advance (Second Term Loan A Advance) by the Administrative Agent on the date the conditions set forth in this Agreement are satisfied, provided that such Second Term Loan A Advance must occur no later than September 30, 2004. The amount of the Second Term Loan A Advance may not exceed the Aggregate Term Loan A Commitment less the amount of the Initial Term Loan A Advance. Each Lender’s Term Loan A Commitment is its pro-rata share of the Aggregate Term Loan A Commitment. The Term Loan A Commitment of each Lender shall expire concurrently with the making of such Second Term Loan A Advance or September 30, 2004, whichever occurs first.

3.2.1.2. Aggregate Term Loan B. Each Lender commits to make available to Borrower such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an Aggregate Term Loan B Commitment of $10,000,000.00 by funding such Lender’s pro-rata share of up to two Term Loan B Advances on the date or dates the conditions set forth in this Agreement are satisfied, provided that any Term Loan B Advance must occur no later than September 30, 2004. Each Lender’s Term Loan B Commitment is its pro-

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rata share of the Aggregate Term Loan B Commitment. The Term Loan B Commitment of each Lender shall expire concurrently with the making of a second Term Loan B Advance or September 30, 2004, whichever occurs first.

3.2.2. Term Loan Notes. The obligation of Borrower to repay each Lender’s Term Loans shall be evidenced by a promissory note payable to the order of such Lender in a principal amount equal to its pro-rata share of the Aggregate Term Loan A Commitment and Aggregate Term Loan B Commitment and otherwise in form and substance satisfactory to Lenders.

3.3. Letter of Credit Commitment. Letter of Credit Issuer commits to issue standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date, but only in connection with transactions satisfactory to Letter of Credit Issuer and only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) $1,000,000.00 and (ii) the Maximum Available Amount. The expiration date of any Letter of Credit will be a Business Day that is not later than the date which is twenty-five days prior to the Revolving Loan Maturity Date; provided, however, that the expiration date for a Letter of Credit may be later than the Revolving Loan Maturity Date if Letter of Credit Issuer consents to such issuance and Borrower provides to Letter of Credit Issuer cash collateral satisfactory to Letter of Credit Issuer as security for Borrower’s obligation to reimburse Letter of Credit Issuer for all draws thereunder. Immediately upon the issuance by Letter of Credit Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender, and such other Lender shall be deemed to have purchased and received from Letter of Credit Issuer, a pro-rata undivided interest and participation in such Letter of Credit, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor. Such other Lender’s pro-rata undivided interest shall be the same as its pro-rata share of the Aggregate Revolving Loan Commitment.

4. Interest.

4.1. Interest on Draws on Letters of Credit. The unreimbursed amount of each draw on a Letter of Credit shall bear interest at a rate per annum equal to the Adjusted Base Rate applicable to Revolving Loans.

4.2. Interest on Aggregate Loans. Borrower may, as provided in Section 7, designate the whole of an Advance or any part of an Advance (provided that any partial designation of the Term Loan A Advance or Term Loan B Advance shall apply to a minimum of $1,000,000.00 of the Term Loan) to be either a Base Rate Advance or a Eurodollar Advance; provided, however, during the existence of an Existing Default, Borrower may not designate an Advance or part of an Advance as a Eurodollar Advance. Each Base Rate Advance when made will become a Base Rate Loan, which shall bear interest at the Adjusted Base Rate. Each Eurodollar Advance when made will become a Eurodollar Loan, which shall bear interest at the Adjusted Eurodollar Rate. Borrower may also, as

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provided herein, convert some or all of a Base Rate Loan into a Eurodollar Loan and some or all of a Eurodollar Loan into a Base Rate Loan. For each Eurodollar Loan, Borrower shall select an Interest Period as provided in Section 4. A Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate throughout the applicable Interest Period designated by Borrower.

4.3. Adjusted Base Rate. The Adjusted Base Rate for any Base Rate Loan which is a Revolving Loan shall be the Base Rate plus the applicable Base Rate Margin determined from the table in Section 4.5 and the Adjusted Base Rate for any Base Rate Loan which is a Term Loan shall be the Base Rate plus the applicable Base Rate Margin determined from the table in Section 4.5.

4.4. Adjusted Eurodollar Rate. The Adjusted Eurodollar Rate for any Eurodollar Loan which is a Revolving Loan shall be the Eurodollar Rate plus the applicable Eurodollar Margin determined from the table in Section 4.5, and the Adjusted Eurodollar Rate for any Eurodollar Loan which is a Term Loan shall be the Eurodollar Rate plus the applicable Eurodollar Margin determined from the table in Section 4.5.

4.5. Base Rate Margins and Eurodollar Margins.

Commencing on the Effective Date, the Margins shall be determined as follows:

Revolving Loans and Term Loan A:

If the ratio of Borrower’s
Total Indebtedness to
EBITDA (for the four fiscal
quarter period of Borrower	The Base Rate	The Eurodollar
most recently ended) is:	Margin is:	Margin is:
Greater than or equal to 2.00 to 1	0.25%	3.25%
Less than 2.00 to 1 and greater than or equal to 1.50 to 1	0.00%	2.75%
Less than 1.50 to 1 and greater than or equal to 1.00 to 1	0.00%	2.25%
Less than 1.00 to 1	0.00%	1.75%

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Term Loan B:

If the ratio of Borrower’s
Total Indebtedness to
EBITDA (for the four fiscal
quarter period of Borrower	The Base Rate	The Eurodollar
most recently ended) is:	Margin is:	Margin is:
Greater than or equal to 2.00 to 1	0.75%	3.75%
Less than 2.00 to 1 and greater than or equal to 1.50 to 1	0.50%	3.25%
Less than 1.50 to 1 and greater than or equal to 1.00 to 1	0.50%	2.75%
Less than 1.00 to 1	0.50%	2.25%

The ratio of Borrower’s Total Indebtedness to EBITDA (for the four fiscal quarter period of Borrower most recently ended) on a pro forma basis as of the Effective Date (after giving effect to the Current Acquisition and the consummation of the transactions contemplated hereby, the funding of the Initial Term Loan A Advance, the initial Revolving Loan Advance, if made concurrently with the Initial Term Loan A Advance, and the payment of all fees and expenses hereunder) is 1.46 to 1. Thereafter, the applicable Margins shall be re-determined by Administrative Agent promptly after each delivery by Borrower to Administrative Agent of Borrower’s Financial Statements (and accompanying Compliance Certificate) as required in Section 14.14.2, and will become applicable on the third Business Day following the day when Borrower delivers such Financial Statements (and accompanying Compliance Certificate) to Administrative Agent.

4.6. Conversion of Loans. Borrower may (i) as of any Business Day convert some or all of a Base Rate Loan to a Eurodollar Loan, or (ii) at the end of any Interest Period of a Eurodollar Loan, continue the Loan as a Eurodollar Loan for an additional Interest Period or convert some or all of such Eurodollar Loan to a Base Rate Loan; provided however, that if there is an Existing Default, Borrower may not convert a Base Rate Loan to a Eurodollar Loan or continue a Eurodollar Loan for an additional Interest Period and further provided that any designation of a portion of a Term Loan A Advance or a Term Loan B Advance shall apply to a minimum of $1,000,000.00 of the Term Loan. To cause any conversion or continuation, Borrower shall give Administrative Agent, prior to 11:00 a.m. Local Time three Business Days prior to the date the conversion or continuation is to be effective, a written request (which may be mailed, personally delivered or telecopied as provided in Section 21.1) (i) specifying whether a conversion or continuation is requested, (ii) in the case of a conversion, specifying the amount to be converted and whether it is to be a Eurodollar Loan or a Base Rate Loan upon the conversion, and (iii) in the case of any conversion to or continuation of a Eurodollar Loan, specifying the

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Interest Period therefor. If such notice is not given prior to 11:00 a.m. Local Time on the third Business Day preceding the last day of the Interest Period of a Eurodollar Loan, then Borrower shall be deemed to have timely given a notice to Administrative Agent requesting to convert all of such Eurodollar Loan to a Base Rate Loan. In the case of a Eurodollar Loan, any conversion or continuation shall become effective only on the day following the last day of the current Interest Period.

4.7. Interest Periods for Eurodollar Loans. For each Eurodollar Loan Borrower shall select an Interest Period that is either 30, 60, 90, or 180 days; provided that:

(i) every such Interest Period for a Eurodollar Advance shall commence on the date of the Advance or on the date of the conversion or continuation of any Loan as a Eurodollar Loan;

(ii) if any Interest Period would otherwise expire on a day of a calendar month which is not a Business Day, then such Interest Period shall expire on the next succeeding Business Day in that calendar month; provided, however, that if the next succeeding Business Day would be in the following calendar month, it shall expire on the first preceding Business Day;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iv) no Interest Period for a Eurodollar Loan that is part of the Aggregate Revolving Loan shall extend beyond the Revolving Loan Maturity Date, and no Interest Period for a Eurodollar Loan that is part of the Aggregate Term Loan A or Aggregate Term Loan B shall extend beyond the Term Loan Maturity Date.

4.8. Time of Accrual. Interest shall accrue on all principal amounts outstanding from the date when first outstanding to the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

4.9. Computation. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days. Interest rates that are based on the Base Rate shall change simultaneously with any change in the Base Rate and shall be effective for the entire day on which such change becomes effective. The Base Rate will be determined by Administrative Agent before the initial Advances on the Effective Date and on each Business Day thereafter when the Base Rate changes.

4.10. Rate After Maturity. Borrower shall pay interest on the Aggregate Loans and any Obligations with respect to Letters of Credit after their Maturity, and, at the option of Administrative Agent, on the Aggregate Loans and on the other Loan Obligations after the occurrence of an Event of Default, at a rate per annum of three percent (3.0%) plus the Adjusted Base Rate.

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5. Fees.

5.1. Commitment Fee. Borrower shall pay to Administrative Agent the fees pursuant to the fee letters entered into by Borrower from time to time.

5.2. Revolving Loan Unused Fee. Borrower shall pay to Administrative Agent for the account of Lenders a non-refundable, recurring Revolving Loan Unused Fee calculated by applying the daily equivalent of an annual Unused Fee Rate (computed for the actual number of days over a year deemed to consist of 360 days) to the Unused Revolving Loan Commitment on each day during the period from the Effective Date to the Revolving Loan Maturity Date. The Unused Revolving Loan Commitment on any day shall be the difference between (i) the amount of the Aggregate Revolving Loan Commitment and (ii) the sum of (a) the Aggregate Revolving Loan, and (b) the aggregate undrawn amount of outstanding Letters of Credit, and (c) the total of all amounts drawn on outstanding Letters of Credit but not reimbursed to Letter of Credit Issuer by Borrower as of the close of business on such day. The Revolving Loan Unused Fee shall be payable quarterly in arrears commencing on the last day of the first calendar quarter ending after the Effective Date and continuing on the last day of each calendar quarter thereafter and on the Revolving Loan Maturity Date. The annual Unused Fee Rate shall be as follows:

If the ratio of Borrower’s Total Indebtedness to
EBITDA (for the four fiscal quarter period of
Borrower most recently ended) is:	The Unused Fee Rate is:
Greater than or equal to
2.00 to 1	0.375%
Less than 2.00 to 1 and greater than or equal to
1.50 to 1	0.325%
Less than 1.50 to 1 and greater than or equal to
1.00 to 1	0.250%
Less than 1.00 to 1	0.250%

The ratio of Borrower’s Total Indebtedness to EBITDA (for the four fiscal quarter period of Borrower most recently ended) on a pro forma basis as of the Effective Date (after giving effect to the Current Acquisition and the consummation of the transactions contemplated hereby, the funding of the Initial Term Loan A Advance, the initial Revolving Loan Advance, if made concurrently with the Initial Term Loan A Advance, and the payment of all fees and expenses hereunder) is 1.46 to 1. Thereafter, the applicable Unused Fee Rate shall be re-determined by Administrative Agent promptly after each delivery by Borrower to Administrative Agent of Borrower’s Financial Statements (and accompanying Compliance Certificate) as required in Section 14.14.2 and will become applicable on the third Business Day following the day when Borrower

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delivers such Financial Statements (and accompanying Compliance Certificate) to Administrative Agent.

5.3. Letter of Credit Fee. Borrower shall pay to Administrative Agent for the account of Letter of Credit Issuer and each other Lender with a Revolving Loan Commitment, a non-refundable recurring Letter of Credit Fee for each Letter of Credit issued by Letter of Credit Issuer. The Letter of Credit Fee for any Letter of Credit shall be an amount equal to the aggregate undrawn amount of such Letter of Credit multiplied by the Eurodollar Margin in effect on the date such Letter of Credit is issued. The Letter of Credit Fee for each Letter of Credit shall be payable in advance upon its issuance and quarterly thereafter on the last day of each calendar quarter thereafter while such Letter of Credit is outstanding.

5.4. Letter of Credit Fronting Fee. Borrower shall pay to Letter of Credit Issuer a non-refundable, one-time Fronting Fee equal to 0.125% of the face amount of each Letter of Credit issued by Letter of Credit Issuer. The Fronting Fee due for any Letter of Credit shall be payable in advance on the issuance date of such Letter of Credit.

5.5. Other Letter of Credit Fees. Borrower shall pay to Letter of Credit Issuer such Letter of Credit Issuer’s other customary fees for issuance, amendment, or renewal of a Letter of Credit and, as Letter of Credit Issuer and Borrower may agree with respect to each Letter of Credit, for each negotiation of a draft drawn under such Letter of Credit.

5.6. Administrative Agent’s Fees. Borrower shall pay to Administrative Agent, and solely for the account of Administrative Agent, an annual non-refundable Agency Fee in the amount as set forth in the Agency Fee Letter together with any other fee payable solely for the account of Administrative Agent as set forth therein. The Agency Fee for the first twelve (12) months shall be paid on or before the Effective Date, and an annual Agency Fee payment shall thereafter be made to Administrative Agent on each anniversary date of the Effective Date.

5.7. Calculation of Fees. All of the foregoing fees and all other fees payable to Administrative Agent or any Lender that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed.

6. Payments.

6.1. Scheduled Payments on Aggregate Revolving Loan.

6.1.1. Interest. Borrower shall pay interest accrued on each Base Rate Loan included in the Aggregate Revolving Loan monthly in arrears beginning on the first day of the first calendar month ending after the Effective Date and continuing on the first day of each calendar month thereafter, and on the Revolving Loan Maturity Date. Borrower shall pay interest accrued on each Eurodollar Loan

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included in the Aggregate Revolving Loan at the end of its Interest Period and, in addition, for each such Eurodollar Loan with an Interest Period longer than 90 days, Borrower shall pay interest accrued thereon on each day that would have been the end of an Interest Period with respect to such Eurodollar Loan had successive Interest Periods of 90 days’ duration been applicable to such Eurodollar Loan. Borrower shall pay interest accrued on each Revolving Loan after the Revolving Loan Maturity Date on demand.

6.1.2. Principal. Borrower shall repay the entire amount of the Aggregate Revolving Loan as then outstanding on the Revolving Loan Maturity Date.

6.2. Scheduled Payments on Term Loans.

6.2.1. Interest. Borrower shall pay interest accrued on each Base Rate Loan included in the Aggregate Term Loan A monthly in arrears, beginning on the last day of the first calendar month ending after the Effective Date, and continuing on the last day of each calendar month thereafter, and on the Term Loan Maturity Date. Borrower shall pay interest accrued on each Base Rate Loan included in the Aggregate Term Loan B monthly in arrears, beginning on the last day of the first calendar month ending after the initial disbursement of the Aggregate Term Loan B, and continuing on the last day of each calendar month thereafter, and on the Term Loan Maturity Date. Borrower shall pay interest accrued on each Eurodollar Loan included in the Aggregate Term Loan A and Aggregate Term Loan B at the end of its Interest Period and, in addition, for each such Eurodollar Loan with an Interest Period longer than 90 days, Borrower shall pay interest accrued thereon on each day that would have been the end of an Interest Period with respect to such Eurodollar Loan had successive Interest Periods of 90 days’ duration been applicable to such Eurodollar Loan. Borrower shall pay interest accrued on the Aggregate Term Loan A and Aggregate Term Loan B after the Term Loan Maturity Date on demand.

6.2.2. Principal.

6.2.2.1. Term Loan A. Borrower shall repay the Aggregate Term Loan A in quarterly installments of principal based on the outstanding principal amount of the Aggregate Term Loan A as of June 30, 2004. The amount of each quarterly principal installment shall be determined on June 30, 2004 by dividing the then outstanding Dollar amount of the Initial Term Loan A Advance by twenty. The initial principal installment payment shall be due and payable on June 30, 2004 and subsequent principal installments shall be due and payable each September 30, December 31, March 31 and June 30 thereafter, with one final installment payment due and payable on the Term Loan Maturity Date in the amount of all Indebtedness under each Term Note A then outstanding. Provided, however, to the extent the Second Term Loan A Advance is made after the Initial Term Loan A Advance, the principal amount of such Second Loan A Advance shall be divided by twenty and the quotient shall be payable

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and due, in addition to the amount set forth above, commencing on the last day of quarter immediately following the quarter in which the Second Term Loan A Advance is made, and with the final installment payment due and payable on the Term Loan Maturity Date in the amount of all Indebtedness under the Term A Notes then outstanding.

6.2.2.2. Term Loan B. Borrower shall repay the Aggregate Term Loan B in quarterly installments of principal based on the outstanding principal amount of the Aggregate Term Loan B as of December 31, 2004. The amount of each quarterly principal installment shall be determined as of December 31, 2004 by dividing the then outstanding principal amount of the Aggregate Term Loan B by two hundred. The initial principal installment payment shall be due and payable on December 31, 2004 and subsequent principal installments shall be due and payable each March 31, June 30, September 30 and December 31 thereafter, with one final balloon payment due and payable on the Term Loan Maturity Date in the amount of all Indebtedness under each Term Note B then outstanding.

6.3. Prepayments.

6.3.1. Voluntary Prepayments. Subject to the limitations in the following sentences, Borrower may wholly or partially prepay any Base Rate Loan or Eurodollar Loan that is included in the Aggregate Term Loan A or Aggregate Term Loan B without payment of a premium. Subject to the limitations in the following sentences, Borrower may wholly prepay any Base Rate Loan or Eurodollar Loan that is included in the Aggregate Revolving Loan, at any time and may make a partial prepayment thereon from time to time, without payment of a premium. Notwithstanding the foregoing, no partial or entire prepayment may be made hereunder unless (i) Borrower gives Administrative Agent written notice (which may be mailed, personally delivered or telecopied as provided in Section 21.1) or telephonic notice (promptly confirmed in writing in the manner provided in Section 21.1) of Borrower’s intention to make such prepayment at least one Business Day prior to tendering such prepayment, (ii) the total amount of such prepayment is a whole multiple of $1,000.00 (iii) Borrower pays any accrued interest on the amount prepaid at the time of such prepayment and (iv) Borrower pays any amount that is due under Section 19.4 as a consequence of the prepayment. Borrower may specify in writing to Administrative Agent prior to making a voluntary prepayment whether such prepayment is to be made on the Aggregate Revolving Loan or a Term Loan. In the event Borrower does not specify whether such prepayment is made on the Aggregate Revolving Loan or a Term Loan, it shall be applied first to the Term Loans in the order specified herein and then to the Aggregate Revolving Loan. All voluntary prepayments of a Term Loan described in this Section 6.3.1 will be deemed made and shall be applied in reduction of the Aggregate Term Loan B (and all compensation due pursuant to Section 19.4 in connection therewith) until reduced to zero, and will be applied by Lenders to reduce their pro-rata shares, and consequently the aggregate amounts,

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of the quarterly repayment installments required under Section 6.2.2 in the inverse order of their due dates. Thereafter, all subsequent voluntary prepayments of a Term Loan described in this Section 6.3.1 shall be deemed made on the Aggregate Term Loan A (and all compensation due pursuant to Section 19.4 in connection therewith) until reduced to zero, and will be applied by Lenders to reduce their pro-rata shares, and consequently the aggregate amounts, of the quarterly repayment installments required under Section 6.2.1 in the inverse order of their due dates. Thereafter, all subsequent voluntary prepayments described in this Section 6.3.1, unless otherwise expressly stated in writing by Borrower to Administrative Agent prior to the making of such prepayment, shall be deemed made on the Base Rate Loans included in the Aggregate Revolving Loan until they are reduced to zero, and then to the Eurodollar Loans included in the Aggregate Revolving Loan (and all compensation due pursuant to Section 19.4 in connection therewith) until they are reduced to zero, and will be applied by Lenders to reduce the Revolving Loans in accordance with their respective pro-rata shares of the Aggregate Revolving Loan Commitment.

6.3.2. Mandatory Prepayments When Over-Advances Exist. If at any time the sum of the Aggregate Revolving Loan and the Letter of Credit Exposure exceeds the lesser of (i) the Aggregate Revolving Loan Commitment and (ii) the Borrowing Base, whether as a result of optional Revolving Loan Advances by Lenders as contemplated by Section 3.1.2 or otherwise, Borrower shall on demand make a payment in the amount of the excess to Administrative Agent for the account of Lenders on the Aggregate Revolving Loan. Each such prepayment will be applied by Administrative Agent and Lenders first to reduce the Base Rate Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender’s Revolving Loan) until they are reduced to zero and then to reduce the Eurodollar Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender’s Revolving Loan). In the case of such a prepayment, Borrower will pay any accrued interest on the amount prepaid at the time of such prepayment, and Borrower will pay any amount that is due under Section 19.4 as a consequence of the prepayment.

6.3.3. Other Mandatory Prepayments.

6.3.3.1. Proceeds from Sales of Assets. If Borrower or any Covered Person sells any of its assets in a single transaction or related series of transactions that are not in the ordinary course of business, Borrower shall make a payment to Administrative Agent for the ratable benefit of the Lenders, to be applied to first reduce the Aggregate Term Loan B, then the Aggregate Term Loan A, in the aggregate amount of 50% of the gross proceeds therefrom less reasonable selling expenses and the increment in federal, state and local income taxes, if any, payable as a consequence of any taxable gain from such sale. Borrower need not make such prepayment, however, (i) to the extent the net proceeds from such sale or sales are less than $250,000.00 in any one fiscal year, or (ii) to the extent

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the net proceeds of any such sale of a capital asset are expended by Borrower within 180 days of completion of the sale for replacement of such asset by another asset of comparable type and utility, provided that Borrower shall confirm to Administrative Agent that such asset is subject to the first lien in favor of Administrative Agent contemplated hereby, and such expenditure will not result in Borrower exceeding the limits for Capital Expenditures in Section 16.2. Notwithstanding the foregoing, the prepayment payment requirement from the sale of assets shall no longer apply as of the date that Borrower shall demonstrate for two (2) consecutive quarters that the ratio of Borrower’s Total Indebtedness to EBITDA (for the four fiscal quarter periods of Borrower most recently ended) for each such quarter is less than 1.5 to 1 by providing such information in the Compliance Certificate.

6.3.3.2. Proceeds from Sale of Securities or Issuance of Indebtedness. If after the Effective Date Borrower or any Covered Person issues any debt, equity or debt securities, or warrants or options therefor (other than Permitted Indebtedness, debt or equity issued to a Covered Person by any other Covered Person, or any equity securities issued to any directors, officers or employees of the Borrower or its Subsidiaries), Borrower shall promptly after such sale make a payment to Administrative Agent for the ratable benefit of the Lenders, to be applied to first reduce the Aggregate Term Loan B, then the Aggregate Term Loan A, in an aggregate amount equal to 50% of the gross proceeds therefrom less reasonable brokers’ and underwriters’ fees and commissions and other reasonable issuing expenses. Notwithstanding the foregoing, the prepayment payment requirement from the sale or securities or debt shall no longer apply as of the date that Borrower shall demonstrate for two (2) consecutive quarters that the ratio of Borrower’s Total Indebtedness to EBITDA (for the four fiscal quarter periods of Borrower most recently ended) for each such quarter is less than 1.5 to 1 by providing such information in the Compliance Certificate.

6.3.3.3. Insurance/Condemnation Proceeds. All Insurance/Condemnation Proceeds in connection with any loss or condemnation, the proceeds of which exceed $100,000.00, shall be deposited in an interest bearing Proceeds Account with Administrative Agent in the name of Borrower promptly upon receipt thereof by Borrower or Administrative Agent. Within 180 days after such receipt Borrower may expend, or commit to expend, some or all of the funds in the Proceeds Account for rebuilding, repairing or replacing the property for which such Insurance/Condemnation Proceeds were paid. All funds in the Proceeds Account that have not been committed to be so expended by the 180th day after receipt shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the Aggregate Term Loan B Commitment and applied by them to reduce the Aggregate Term Loan B first and then the Aggregate Term Loan A, and all funds remaining in the Proceeds Account upon completion of such rebuilding, repairing or replacement shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the Aggregate Term Loan B Commitment and applied by them to reduce the Aggregate Term

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Loan B first and then the Aggregate Term Loan A. The foregoing notwithstanding, Administrative Agent shall have the right to debit the Proceeds Account in the amount of, and apply the debit amount to pay, any of the Loan Obligations that are not paid when due as provided herein or at any time upon the occurrence and during the continuation of an Event of Default. Borrower hereby assigns and grants to Administrative Agent for the benefit of Lenders a first priority Security Interest in any such Proceeds Account as security for payment and performance of the Loan Obligations. Expenditures by Borrower for such rebuilding, repairing or replacement in excess of the amount of the Insurance/Condemnation Proceeds shall be deemed Capital Expenditures. Administrative Agent is hereby authorized to participate in any proceeding for the condemnation or other taking of any of Borrower’s property and Borrower from time to time will deliver to Administrative Agent all instruments reasonably requested by Administrative Agent to permit such participation.

6.3.3.4. Excess Cash Flow. Within 120 days after the end of each fiscal year of Borrower, commencing with the fiscal year ending March 31, 2005, Borrower shall pay to Administrative Agent for the ratable benefit of Lenders, to be applied to reduce the Aggregate Term Loan A and the Aggregate Term Loan B, an aggregate amount equal to fifty percent (50%) of Borrower’s Excess Cash Flow for such fiscal year. Any such payment will be applied by Administrative Agent and Lenders to first reduce the Aggregate Term Loan B and then reduce the Aggregate Term Loan A. Excess Cash Flow means, for any period of calculation, EBITDA minus the sum of Fixed Charges, federal, state and local income taxes paid, Capital Expenditures, Repurchases and the amount of any prepayment (including prepayment premium) of long term Indebtedness of Borrower in such period. Notwithstanding the foregoing, the Excess Cash Flow payment requirement shall no longer apply as of the date that Borrower shall demonstrate for two (2) consecutive quarters that the ratio of Borrower’s Total Indebtedness to EBITDA (for the four fiscal quarter periods of Borrower most recently ended) for each such quarter is less than 1.5 to 1 by providing such information in the Compliance Certificate.

Every prepayment under this Section 6.3.3 that is required to be applied to reduce the Aggregate Term Loan B shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the Aggregate Term Loan B Commitment and applied by Lenders to reduce their pro-rata shares, and consequently the aggregate amounts, of the repayment installments required under

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Section 6.2.2.2 in the inverse order of their due dates. If application to the Term Loan B of any prepayment required under this Section 6.3.3 reduces the Term Loan B (and consequently the Aggregate Term Loan B) to zero, the remaining amount of such prepayment shall be applied by Lenders to reduce the Term Loan A (and consequently the Aggregate Term Loan A) to zero, and will be applied by the Lenders to reduce their pro-rata shares, and consequently the aggregate amounts, of the repayment installments required under Section 6.2.2.1 in the inverse order of their maturity, and the remaining amount, if any, of such prepayment shall then be applied by Lenders to reduce the Revolving Loans (and consequently the Aggregate Revolving Loan).

6.4. Reimbursement Obligations of Borrower. Each Borrower hereby unconditionally agrees to immediately pay to Letter of Credit Issuer on demand at the Letter of Credit Issuer’s Applicable Lending Office all amounts required to pay all drafts drawn under Letters of Credit issued for the account of such Borrower and all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letters of Credit and in any event and without demand to remit to Letter of Credit Issuer (which may be through obtaining Revolving Advances if permitted under Section 3.1.2) sufficient funds to pay all debts and liabilities arising under any Letter of Credit issued for the account of such Borrower.

6.5. Manner of Payments and Timing of Application of Payments.

6.5.1. Payment Requirement. Unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Administrative Agent for the account of Lenders as required under the Loan Documents at the Applicable Lending Office of the Administrative Agent on the date when due, without deduction, setoff or counterclaim. All such payments will be distributed by Administrative Agent to Lenders as provided in Section 18.10 for application to the Loan Obligations as provided herein.

6.5.2. Application of Payments and Proceeds. All payments received by Administrative Agent in immediately available funds at or before 1:00 p.m. (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in Section 18.10 on the same Business Day. Such payments received on a day that is not a Business Day or after 1:00 p.m. (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in Section 18.10 on the next Business Day. The amount so distributed to a Lender will be applied by such Lender to the relevant Loan Obligation on the Business Day when received.

6.5.3. Interest Calculation. Section 6.5.2 notwithstanding, for purposes of interest calculation only, (i) a payment by check, draft or other instrument received at or before 1:00 p.m. (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the second following Business Day, (ii) a payment by check, draft or other instrument received on a day that is not a Business Day or after 1:00 p.m. on a Business Day shall be deemed to

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have been applied to the relevant Loan Obligation on the third following Business Day, (iii) a payment in cash or by wire transfer received at or before 1:00 p.m. (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the Business Day when it is received, and (iv) a payment in cash or by wire transfer received on a day that is not a Business Day or after 1:00 p.m. (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the next Business Day.

6.6. Returned Instruments. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned unpaid, any application of the payment to the Loan Obligations will be reversed and will be treated as never having been made.

6.7. Compelled Return of Payments or Proceeds. If Administrative Agent or any Lender is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made; and Borrower shall be liable to pay to Administrative Agent or such Lender, and shall indemnify Administrative Agent or such Lender for and hold Administrative Agent or such Lender harmless from any loss with respect to, the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action that Administrative Agent or such Lender may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Administrative Agent or such Lender shall be without prejudice to Administrative Agent’s or such Lender’s rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and indefeasible. The provisions of this Section shall survive termination of the Commitments, the expiration of the Letters of Credit and the indefeasible full payment and satisfaction of all of the Loan Obligations.

6.8. Due Dates Not on Business Days. If any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day.

7. Procedure for Obtaining Advances and Letters of Credit.

7.1. Initial Advances. Provided that all conditions thereto hereunder are satisfied and subject to the limitations contained herein, Lenders will fund and Administrative Agent will make the Initial Term Loan A Advance and the initial Revolving Loan Advance on the Effective Date as directed by Borrower in a written direction delivered to Administrative Agent. The manner of disbursement shall be subject to Lenders’ approval.

7.2. Subsequent Loan Advances.

7.2.1. Borrower Requests. From and after the Effective Date, Borrower may request (i) Revolving Loan Advances from time to time, (ii) one additional Term

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Loan A Advance prior to September 30, 2004, and (iii) up to two Term Loan B Advances prior to September 30, 2004, but, in each case, not more often than once each Business Day, by submitting a request therefor to Administrative Agent as provided in Section 7.10 and, in connection with each Term Loan A Advance or Term Loan B Advance also submitting a Compliance Certificate in the form attached hereto as Exhibit 14.14. Administrative Agent may treat every request for an Advance as a request for a Base Rate Advance if Borrower does not specify that such Advance is to be a Eurodollar Advance in Borrower’s request for an Advance. Every request for an Advance shall be irrevocable. A request for an Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 11:00 a.m. (Local Time) on a Business Day shall be treated as having been received by Administrative Agent prior to 11:00 a.m. (Local Time) on the next Business Day.

7.2.2. Administrative Agent’s Right to Make Other Revolving Loan Advances.

7.2.2.1. Payment of Loan Obligations. If Borrower has failed to timely pay any of the Loan Obligations, Administrative Agent shall have the right to make Revolving Loan Advances at any time and from time to time to cause timely payment of any of the Loan Obligations. Administrative Agent may select the Advance Date for any such Revolving Loan Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Revolving Loan Advance is made. Any such Revolving Loan Advance will be a Base Rate Advance.

7.2.2.2. Payments to Other Creditors. If Administrative Agent becomes obligated to reimburse or pay to any creditor of Borrower any amount in order to (i) obtain a release of such creditor’s Security Interest in any of the Collateral, or (ii) otherwise satisfy an Obligation of Borrower to such creditor to the extent not indefeasibly satisfied by the initial Advances, and (a) an Event of Default has occurred and is continuing and (b) there is not a good faith dispute as to the obligation to such creditor, or there is a good faith dispute and Borrower has failed to establish appropriate reserves adequate to pay such items in accordance with GAAP, then Administrative Agent shall have the right to make Revolving Loan Advances for that purpose. Administrative Agent may select the Advance Date for any such Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Revolving Loan Advance is made. Any such Revolving Loan Advance will be a Base Rate Advance.

7.3. Letters of Credit. Borrower may request the issuance of a Letter of Credit by submitting an issuance request to Letter of Credit Issuer and executing the Letter of Credit Agreement required under Section 11.1 no less than five Business Days prior to the requested issue date for such Letter of Credit.

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7.4. Fundings.

7.4.1. Revolving Advances. Not later than 11:00 a.m. (Local Time) on each Advance Date for an Advance, Administrative Agent shall promptly notify each Lender of the amount of the Advance to be made on that Advance Date. Each Lender shall make immediately available to Administrative Agent by 2:00 p.m. (Local Time) on the Advance Date funds consisting solely of Dollars in the amount of its pro-rata share of such Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to Lenders from time to time.

7.4.2. Draws on Letters of Credit. In the event that a draw is made on a Letter of Credit and Borrower does not reimburse the amount of such draw in full to Letter of Credit Issuer immediately on demand, Letter of Credit Issuer shall promptly notify Administrative Agent of such failure. Upon Administrative Agent’s receipt of such notice from Letter of Credit Issuer, Administrative Agent may notify each Lender thereof and shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would exceed the Maximum Available Amount, by notifying each Lender of the draw, the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender’s ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 1:00 p.m. (Local Time) on the first Business Day following Administrative Agent’s delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its pro-rata share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to each Lender from time to time. Each Revolving Loan Advance made by Administrative Agent pursuant to this Section 7.4.2 shall be deemed to be a Base Rate Advance.

7.4.3. All Fundings Ratable. All fundings of Advances shall be made by Lenders as provided herein in accordance with their pro-rata shares of the respective Aggregate Commitments, as applicable. Except as otherwise expressly provided herein, a Lender shall not be obligated to fund Revolving Loan Advances that would result in the sum of (a) such Lender’s Revolving Loan, plus (b) such Lender’s pro-rata share of the Letter of Credit Exposure exceeding its Revolving Loan Commitment, or make available any more than its pro-rata share of any Advance.

7.5. Administrative Agent’s Availability Assumption.

7.5.1. Assumption as to Lenders. Unless Administrative Agent has been given written notice by a Lender prior to an Advance Date that such Lender does not intend to make immediately available to Administrative Agent such Lender’s pro-rata share of the Advance which Administrative Agent will be obligated to make

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on the Advance Date, Administrative Agent may assume that such Lender has made the required amount available to Administrative Agent on the Advance Date and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made immediately available to Administrative Agent by such Lender on the Advance Date, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount immediately upon Administrative Agent’s demand therefor, then Administrative Agent shall promptly notify Borrower and the other Lenders, and Borrower shall pay such corresponding amount to Administrative Agent within two (2) days of the date of delivery of such notice by Administrative Agent. Administrative Agent shall also be entitled to recover, either from such defaulting Lender (a Defaulting Lender) or Borrower, interest on such corresponding amount for each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the cost to Administrative Agent of funding such amount at the Federal Funds Rate, or (ii) if paid by Borrower, the applicable rate for the Advance in question determined from the request therefor. Each Lender shall be obligated only to fund its pro-rata share of an Advance subject to the terms and conditions hereof, regardless of the failure of another Lender to fund its pro-rata share thereof. In addition, the failure of any Lender to pay its pro-rata share of any such Advance shall cause such Lender to be a Defaulting Lender and such Defaulting Lender shall, until such amount is paid to Administrative Agent (with interest at the Federal Funds Rate), (a) permit Administrative Agent the unconditional and irrevocable right of setoff against any amounts (including, without limitation, payments of principal, interest, and fees, as well as indemnity payments) received by Administrative Agent hereunder for the benefit of any such Defaulting Lender, and (b) if such failure to pay shall continue for a period of two Business Days, result in any such Defaulting Lender forfeiting any right to vote on any matter that the Required Lenders or all Lenders are permitted to vote for hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender’s interest in the Lenders’ Exposure); provided, however, once such a failure is cured, then such Lender shall, subsequent thereto, have all rights hereunder; provided, further, however, if any Lender shall fail to make such a payment within the two Business Day period specified in clause (b) above (other than by reason of events beyond the reasonable control of such Lender) two or more times during the term hereof, such Lender shall permanently forfeit its right to vote hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender’s interest in the Lenders’ Exposure).

7.5.2. Assumption as to Borrower. Unless Administrative Agent has been given written notice by Borrower prior to the date any payment to be made by it is due, that it does not intend to remit such payment, Administrative Agent may assume that the Borrower has timely remitted such payment and Administrative Agent may, in reliance upon such assumption, make available a corresponding

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amount or pro-rata portion thereof to the Persons entitled thereto. If such payment was not in fact remitted to the Administrative Agent in immediately available funds, then, each Lender shall immediately on demand repay to Administrative Agent the corresponding amount or pro-rata portion thereof made available to such Lender, together with interest thereon in respect of each day from the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent, at the Federal Funds Rate.

7.6. Disbursement. Provided that all conditions precedent herein to a requested Advance have been satisfied, Administrative Agent will make the amount of such requested Advance available to Borrower on the applicable Advance Date in immediately available funds in Dollars at Administrative Agent’s Applicable Lending Office.

7.7. Restrictions on Advances. No Advance will be made unless it is a whole multiple of $1,000.00 and not less than $100,000.00 in the case of a Eurodollar Advance, or a whole multiple of $1,000.00 and not less than $50,000.00 in the case of a Base Rate Advance. No more than one Revolving Loan Advance will be made on any one day pursuant to a request for a Revolving Loan Advance. Advances will only be made for the purposes permitted in Section 14.1. No Eurodollar Advance will be made so long as there is any Existing Default.

7.8. Restriction on Number of Eurodollar Loans. No more than five (5) Eurodollar Loans with different Interest Periods may be outstanding at any one time.

7.9. Each Advance Request and Letter of Credit Request a Certification. Each submittal of a request for an Advance and each submittal of a request for the issuance of a Letter of Credit by a Borrowing Officer shall constitute a certification by Borrower that (i) there is no Existing Default, (ii) all conditions precedent hereunder to the making of the requested Advance or issuance of the requested Letter of Credit have been satisfied, and (iii) the Representations and Warranties are then true in all material respects, with such exceptions as have been disclosed to Lenders in writing by Borrower or a Guarantor from time to time and are satisfactory to Lenders, and will be true on the Advance Date or issuance date, as applicable, as if then made with such exceptions.

7.10. Requirements for Every Advance Request. Only a Loan Request Certificate (which shall be in writing in the form attached hereto as Exhibit 7.10-A for a Revolving Loan Advance, Exhibit 7.10-B for a Term Loan A Advance and Exhibit 7.10-C for a Term Loan B Advance and mailed, personally delivered or telecopied as provided in Section 21.1) from a Borrowing Officer to Administrative Agent that specifies the amount of the Advance to be made, the Advance Date for the requested Advance, the portion of the Advance which is requested to be a Eurodollar Advance and the portion of the Advance which is requested to be a Base Rate Advance, and the Interest Period to be applicable to the Eurodollar Loan that will result from a requested Eurodollar Advance, shall be treated as a request for an Advance. No Advance Date for any requested Advance may be other than a Business Day. A request for a Eurodollar Advance must be given prior to 11:00 a.m., Local Time, at least three (3) Business Days prior to the

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Advance Date for such Eurodollar Advance. A request for a Base Rate Advance must be given prior to 11:00 a.m., Local Time, on the Advance Date for such Base Rate Advance.

7.11. Requirements for Every Letter of Credit Request. Only a written request (which may be mailed, personally delivered or telecopied as provided in Section 21.1) from a Borrowing Officer to Administrative Agent or an electronic initiation over an online service provided by Letter of Credit Issuer that specifies the amount, requested issue date (which shall be a Business Day and in no event later than twenty-five days before the Revolving Loan Maturity Date) and beneficiary of the requested Letter of Credit and other information necessary for its issuance shall be treated as a request for issuance of a Letter of Credit. The form of Letter of Credit application submitted by Borrower shall be in the form required by the Letter of Credit Agreement.

7.12. Exoneration of Administrative Agent and Lenders. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for treating a request that meets the express requirements of Section 7.10 or Section 7.11 as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is a Borrowing Officer or if, in the case of a request for a Letter of Credit, it is electronically initiated. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for failing to treat any such request as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is not a Borrowing Officer.

8. Security and Guaranties. As security for the payment and performance of the Loan Obligations, and also as security for the payment and performance of all Obligations to Administrative Agent, Borrower has executed and delivered, or has caused to be executed and delivered, the Existing Loan Documents, which continue in existence in full force and effect and which are enforceable in accordance with their terms and Borrower shall on the Execution Date execute and deliver, or cause to be executed and delivered, to Administrative Agent the following documents, each satisfactory to Lenders:

8.1. Security Agreements. Security agreements granting to Administrative Agent for the benefit of Lenders a first priority Security Interest under the UCC in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of each Covered Person and every Subsidiary of each Covered Person, whether now owned or hereafter acquired, and all proceeds thereof, subject only to Permitted Security Interests affecting such property.

8.2. Pledge Agreements. Stock pledge agreements and membership pledge agreements granting to Administrative Agent for the benefit of Lenders a first priority Security Interest in all of each Covered Person’s interest in the capital stock, membership interests, and other securities (and all options and warrants therefor) of every Subsidiary of every Covered Person, now or hereafter issued and outstanding, and all proceeds thereof.

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8.3. Collateral Assignments. The following collateral assignments from each Covered Person, each subject to no other Security Interests except existing Permitted Security Interests affecting the item assigned.

8.3.1. Intellectual Property Assignments. One or more assignments assigning to Administrative Agent for the benefit of Lenders a Security Interest in all the Intellectual Property of such Covered Person described in Attachment 1 to the Disclosure Schedule.

8.3.2. Acquisition Documents Assignment. An assignment assigning to Administrative Agent for the benefit of Lenders all of Borrower’s rights and interest under the Acquisition Documents for the Current Acquisition.

8.4. Guaranties. Unconditional guaranties of the Loan Obligations to Administrative Agent for the benefit of Lenders of each Covered Person and every Subsidiary of each Covered Person.

8.5. Additional Subsidiaries. As further security for the payment and performance of the Loan Obligations, if any Subsidiary of any Covered Person is acquired or organized after the Execution Date, Borrower shall (i) execute and deliver or cause to be executed and delivered by the applicable Covered Person, a pledge agreement granting to Administrative Agent for the benefit of Lenders a first priority Security Interest in all of such Covered Person’s interest in the voting capital stock, securities, membership interests or other equity interests, as applicable (and all options and warrants therefor), of any such later acquired or organized Subsidiary, now or hereafter issued and outstanding, and all proceeds thereof and a security agreement granting to Administrative Agent for the benefit of Lenders a first priority Security Interest under the UCC in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of such Covered Person, and (ii) cause to be executed and delivered to Administrative Agent by every such later acquired or organized Subsidiary of any Covered Person (which may only be acquired or organized if permitted elsewhere in this Agreement) an unconditional guaranty of the Loan Obligations or, at the option of Administrative Agent in Administrative Agent’s absolute discretion, a joinder agreement in which such Subsidiary becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, and a security agreement (as described in Section 8.1) and other appropriate security documents, each in form satisfactory to Lenders.

Administrative Agent may, either before or after an Event of Default, but only with the consent or at the direction of Required Lenders, granted or withheld in their absolute discretion, exchange, waive or release the Security Interests in any of the Collateral or permit Borrower to substitute any real or personal property for any of the Collateral without affecting the Loan Obligations or Administrative Agent’s right to take any other action with respect to any other Collateral, provided, however, that Administrative Agent may, in its absolute discretion and without the consent of any Lender, do or permit Borrower to do any of the foregoing with respect to Collateral or other property that has an aggregate fair market value that does not exceed $100,000.00, or in the event that the

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disposal of such Collateral is permitted under Section 15.9 or upon the indefeasible payment in full of all of the Loan Obligations, the expiration or termination of all Letters of Credit and reduction of the Letter of Credit Exposure to zero, and the termination of the Commitments.

9. Power of Attorney. Borrower hereby authorizes Administrative Agent and irrevocably appoints Administrative Agent (acting by any of its officers) as Borrower’s agent and attorney-in-fact (which appointment is coupled with an interest and is therefore irrevocable) to do any of the following until all of the Loan Obligations are fully and indefeasibly paid and satisfied, there are no Letters of Credit outstanding and the Letter of Credit Exposure is irreversibly zero, and the Commitments are terminated:

9.1. At any time while there exists an Event of Default that has not been cured or waived in writing by Lenders, (i) demand payment of any Account; (ii) enforce payment of any Account by legal proceedings or otherwise; (iii) exercise all of Borrower’s rights and remedies in proceedings brought to collect any Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any Account; (vi) discharge and release any Account; (vii) prepare, file and sign Borrower’s name on any proof of claim in bankruptcy or other similar documents against an Account Debtor; (viii) notify the postal authorities of any change of the address for delivery of Borrower’s mail to any address designated by Administrative Agent, and open and process all mail addressed to Borrower; (ix) endorse Borrower’s name on any verification of Accounts and notices thereof to Account Debtors; (x) make one or more Revolving Loan Advances to pay the costs and expenses of any of the foregoing; (xi) take control in any manner of any item of payment or proceeds of any Account; (xii) have access to any lockbox or postal box into which Borrower’s mail is deposited; (xiii) endorse Borrower’s name upon any items of payment and cash or deposit same and apply the proceeds thereof to the Loan Obligations as provided herein; (xiv) endorse Borrower’s name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or other item of the Collateral; and (xv) do anything that Administrative Agent deems necessary in its reasonable discretion to assure that the Loan Obligations are fully and indefeasibly paid and satisfied.

9.2. At any time, file and/or execute in Borrower’s name and on Borrower’s behalf any financing statement or amendments thereto deemed necessary or appropriate by Administrative Agent to assure the perfection or continued perfection of Administrative Agent’s Security Interests in the Collateral for the benefit of Lenders and the filing or execution of any such financing statement or amendments is hereby ratified and confirmed.

The foregoing power of attorney and authorization shall be deemed automatically revoked upon the indefeasible payment in full of all of the Loan Obligations, the expiration or termination of all Letters of Credit and reduction of the Letter of Credit Exposure to zero, and the termination of the Commitments.

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10. Conditions of Lending.

10.1. Conditions to Initial Advance. Lenders will have no obligation to fund the Initial Term Loan A Advance or the initial Revolving Loan Advance or any subsequent Advance unless:

10.1.1. Listed Documents and Other Items. Administrative Agent shall have received on or before the Effective Date all of the documents and other items listed or described in Exhibit 10.1.1 hereto as being conditions to the initial Advances as being delivered or executed on or before the Execution Date, with each being satisfactory to Lenders and (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated.

10.1.2. Financial Condition. Lenders shall have determined to their satisfaction that the financial statements of Borrower for the fiscal year ended 3/31/03 and the fiscal quarter ended 12/31/03 and the proforma financial statements of Borrower for the period ending as of the Effective Date (after giving effect to the Current Acquisition and the consummation of the transactions contemplated hereby, the funding of the Initial Term Loan A Advance, the initial Revolving Loan Advance, if made concurrently with the Initial Term Loan A Advance and the payment of all fees and expenses hereunder), and the periods ending 3/31/05, 3/31/06, 3/31/07, 3/31/08 and 3/31/09 as furnished to Administrative Agent, and other information furnished to Administrative Agent by Borrower (i) for the periods ended on or before the Effective Date, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods, (ii) for the periods that will end after the Effective Date, fairly and accurately forecast the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods, (iii) are consistent in all material respects with the sources and uses of cash for the Current Acquisition previously provided to Administrative Agent and with the forecasts previously delivered to Administrative Agent, and (iv) with respect to Borrower’s proforma financial statements, (a) the ratio of Total Indebtedness to EBITDA as set forth therein does not exceed 1.75 to 1 on a proforma basis as of the Effective Date and minimum trailing twelve month consolidated EBITDA shall not be less than $29,000,000 as of the Effective Date (after giving effect to the Current Acquisition and the payment of all fees and expenses hereunder).

10.1.3. No Default. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

10.1.4. Perfection of Security Interests. Every Security Interest required to be granted by Borrower to Administrative Agent under Section 8 shall have been perfected and shall be, except as otherwise satisfactory to Lenders, a first priority Security Interest.

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10.1.5. Representations and Warranties. The Representations and Warranties shall be true and correct.

10.1.6. No Material Adverse Change. Since the date of the Initial Financial Statements delivered to Administrative Agent, there shall not have been any change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

10.1.7. Pending Material Proceedings. There shall be no pending Material Proceedings other than as disclosed in Section 12.8 of the Disclosure Schedule.

10.1.8. Payment of Fees and Expenses. Borrower shall have paid and reimbursed to Lenders all fees, costs and expenses and the attorneys’ fees of the Administrative Agent.

10.1.9. Current Acquisition. All documents to be executed and delivered in connection with the Current Acquisition shall have been delivered to Administrative Agent in final form; Administrative Agent shall be satisfied that all requirements to close the Current Acquisition have been completed or waived by the parties to the Acquisition Documents except for the delivery of the purchase price for the Current Acquisition; the total amount of Loan proceeds used as consideration for the Current Acquisition (excluding transactional and lending fees, costs and expenses) shall not exceed $40,000,000. Furthermore, immediately after giving effect to the Current Acquisition and the payment of all fees and expenses hereunder, the Aggregate Revolving Loan Amount shall not then exceed $4,000,000.

10.1.10. Initial Net Worth. Borrower shall have a Net Worth of at least $120,000,000 on a consolidated basis after giving effect to the Current Acquisition and the transactions contemplated hereby, and the funding of the Initial Term Loan A Advance and the payment of all fees and expenses hereunder.

10.1.11. Insurance. Administrative Agent shall be satisfied with the insurance maintained by Borrower (including the insurance carrier, the types of insurance maintained, and the levels of insurance maintained).

10.1.12. Environmental. Administrative Agent shall be satisfied with the results of the environmental due diligence it has conducted, if any, with respect to any real property owned and/or leased by Borrower, including without limitation the Phase I Environmental Reports, if any, ordered by or on behalf of Administrative Agent.

10.1.13. Other Items. Administrative Agent shall have received such other consents, approvals, opinions, certificates, documents or information as it reasonably deems necessary.

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10.2. Conditions to Subsequent Advances. Lenders will have no obligation to fund any Advance after the initial Advance unless:

10.2.1. General Conditions. All of the conditions to the initial Advances in Section 10.1 (except the condition in Section 10.1.5) shall have been and shall remain satisfied.

10.2.2. Representations and Warranties. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or any Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of such Advance, as if then made with such exceptions.

10.2.3. No Default. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

10.2.4. Borrowing Base Certificate. The Administrative Agent shall have received a current and correct Borrowing Base Certificate pursuant to Section 14.15.1, if, immediately before giving effect to the making of any Revolving Loan Advance, the sum of (i) the Aggregate Revolving Loan and (ii) the Letter of Credit Exposure is zero.

10.3. Conditions to Advances for the Approved Acquisitions. Further, prior to Lenders funding any Advance relating to an Approved Acquisition:

10.3.1. Approved Acquisition Deliverables. The Administrative Agent shall have received:

10.3.1.1. copies, certified as true, complete and correct by the Responsible Officer of the Borrower, of the applicable Acquisition Documents;

10.3.1.2. all pro forma financial statements as described in Section 14.24; and

10.3.1.3. certified copies of the resolutions, in form and substance satisfactory to Lenders, duly adopted by the board of directors/members of the Borrower or the Subsidiary of Borrower, as applicable, authorizing the execution, delivery, and performance of the applicable Acquisition Documents.

10.3.2. Satisfaction of Conditions to the Approved Acquisitions. Administrative Agent shall have received the Approved Acquisition Documents, which shall be in form and substance satisfactory to Administrative Agent. Administrative Agent shall be satisfied that all requirements to close the Approved Acquisitions, respectively, have been completed or waived by the

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parties to the Approved Acquisition Documents, respectively, except for the delivery of the purchase price with respect to the applicable Approved Acquisitions; [

                                   *                                ] and every other condition, if any, to the applicable Approved Acquisition as described herein shall be satisfied, or waived by the Administrative Agent; and

(i) With respect to the acquisition of Target One and Target Two, the Administrative Agent shall have completed its due diligence with respect to the Target One Acquisition and Target Two Acquisition and shall have received evidence satisfactory to the Administrative Agent that the total amount of Loan proceeds used as consideration for the Target One Acquisition and Target Two Acquisition shall not exceed [    *    ], unless otherwise prior approved by Administrative Agent;

(ii) With respect to the acquisition of Target Three, the Administrative Agent shall have completed its due diligence with respect to the Target Three Acquisition and shall have received evidence satisfactory to the Administrative Agent that the total amount of Loan proceeds used as consideration for the Target Three Acquisition shall not exceed [    *    ], unless otherwise prior approved by Administrative Agent; and

(iii) With respect to the acquisition of an interest in Target Four, the Administrative Agent shall have completed its due diligence with respect to the Target Four Investment and shall have received evidence satisfactory to the Administrative Agent that the total amount of Loan proceeds used as consideration for the Target Four Investment shall not exceed [    *    ], unless otherwise prior approved by Administrative Agent.

Notwithstanding anything contained herein to the contrary, in no event shall the total amount of Loan proceeds used as consideration for the Approved Acquisitions as a whole exceed [    *    ], unless otherwise prior approved by Administrative Agent.

10.3.3. Additional Subsidiaries. In the case an Approved Acquisition is in the form of a purchase of stock or of membership interests of any limited liability company or in the case where a Covered Person creates a new Subsidiary to effect the purchase of assets, Borrower shall have complied with the requirements of Section 8.5 and delivered to the Administrative Agent certified resolutions, good standing certificates and other customary documents (including attorney opinion letters) as are reasonably requested by Administrative Agent.

10.3.4. Collateral Assignment of Members’ Interests. In the case of the Target Four Investment, Borrower shall have executed and delivered to the Administrative Agent a collateral assignment of interests in form requested by Administrative Agent together with certified resolutions, good standing

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certificates and other customary documents (including attorney opinion letters) as are reasonably requested by Administrative Agent and which grant and perfect a first lien security interest in all collateral described therein.

10.3.5. Authority to Consummate the Approved Acquisitions. The Borrower (and any relevant Subsidiary) shall have the full right, power and authority to make the Approved Acquisition and to enter into the Approved Acquisition Documents; and the performance or observance by the Borrower (or any relevant Subsidiary) of the Approved Acquisition Documents shall neither (a) contravene any provision of law or any charter or by-law provision or judgment, order or decree applicable to or affecting the Borrower or any Subsidiary nor (b) contravene any covenant, indenture or agreement of Borrower or any Subsidiary which results, or is reasonably likely to result, in a Material Adverse Effect on Borrower or any Subsidiary; the Approved Acquisition Documents when executed and delivered by the Borrower (and any relevant Subsidiary), shall be valid, binding and enforceable, except as may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws or judicial decisions for the relief of debtors or the limitation of creditors’ rights generally; and (ii) any equitable principles relating to or limiting the rights of creditors generally or any equitable remedy which may be granted to cure any defaults.

10.3.6. Request to Fund. Borrower shall have executed and delivered to the Administrative Agent a Loan Request Certificate in the form(s) set forth in Section 7.10 from a Responsible Officer.

11. Conditions to Issuance of Letters of Credit. As conditions precedent to the issuance of any Letter of Credit:

11.1. Letter of Credit Application/Reimbursement Agreement. Borrower shall have executed and delivered to Letter of Credit Issuer the Letter of Credit Issuer’s Master Letter of Credit Agreement in the form attached hereto as Exhibit 11.1 under which Borrower further evidences its obligation to reimburse to Letter of Credit Issuer on demand the amount of each draw on such Letter of Credit as provided in Section 6.4, together with interest from the date of the draw at the rate provided in Section 4.1 and (without duplication) all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letter of Credit.

11.2. No Prohibitions. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Letter of Credit Issuer or any other Lender from issuing such Letter of Credit, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Letter of Credit Issuer or any other Lender shall exist which prohibits, or requests that Letter of Credit Issuer or any other Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or imposes upon Letter of Credit Issuer or any other Lender with respect to such Letter of Credit any restriction or

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reserve or capital requirement (for which Letter of Credit Issuer or any other Lender is not otherwise compensable by Borrower hereunder).

11.3. Representations and Warranties. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or such Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of the issuance of such Letter of Credit, as if then made with such exceptions.

11.4. No Default. There shall be no Existing Default and no Default or Event of Default is reasonably likely to occur as a result of such Letter of Credit being issued or a draw thereon being made or paid.

11.5. Other Conditions. All of the conditions to the initial Advances in Section 10.1 (except the condition in Section 10.1.5) shall have been and shall remain satisfied.

12. Representations and Warranties. Except as otherwise described in the Disclosure Schedule attached hereto as Exhibit 12, Borrower represents and warrants to Administrative Agent, Lenders, and Letter of Credit Issuer, on its behalf and on behalf of each Covered Person, as follows (provided, however, that to the extent such representations and warranties apply to the entity and assets acquired pursuant to the Current Acquisition or an Approved Acquisition, such representations and warranties shall be to the best of Borrower’s knowledge) and Borrower covenants that Borrower shall undertake its best efforts to obtain the consents of all third parties to all material contracts and leases set forth in the Disclosure Schedule as soon as reasonably practicable.

12.1. Organization and Existence. Each Covered Person is duly organized and existing in good standing under the Laws of the state of its organization, is duly qualified to do business and is in good standing in every state where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted.

12.2. Authorization. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate, partnership or membership action (in the case of limited liability companies) of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower’s execution, delivery or performance of this Agreement and the other Loan Documents, except for those already duly obtained.

12.3. Due Execution. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

12.4. Enforceability of Obligations. Each of the Loan Documents to which a Covered Person is a party constitutes the legal, valid and binding obligation of such Covered

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Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally or by equitable principles of general application.

12.5. Burdensome Obligations. No Covered Person is a party to or bound by any Contract or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

12.6. Legal Restraints. The execution and performance of any Loan Document by a Covered Person will not violate or constitute a default under the Charter Documents of such Covered Person, any Material Agreement of such Covered Person, or any Material Law, and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person’s property.

12.7. Labor Contracts and Disputes. There is no collective bargaining agreement or other labor contract covering employees of a Covered Person. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of a Covered Person. There is no pending or, to Borrower’s knowledge, threatened, strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Covered Person or its employees.

12.8. No Material Proceedings. There are no Material Proceedings pending or, to the best knowledge of Borrower, threatened, against any Covered Person, except as set forth in Section 12.8 of the Disclosure Schedule.

12.9. Material Licenses. All Material Licenses have been obtained or exist for each Covered Person.

12.10. Compliance with Material Laws. Each Covered Person is in compliance in all material respects with all Material Laws. Without limiting the generality of the foregoing:

12.10.1. General Compliance with Environmental Laws and Employment Laws. The operations and employee compensation practices of every Covered Person comply in all material respects with all applicable Environmental Laws and Employment Laws which are Material Laws.

12.10.2. Proceedings. None of the operations of any Covered Person are the subject of any judicial or administrative complaint, order or proceeding alleging the violation of any applicable Environmental Laws or Employment Laws which are Material Laws.

12.10.3. Investigations Regarding Hazardous Materials. None of the operations of any Covered Person are, or in the past six years have been, the subject of investigation by any Governmental Authority regarding the improper transportation, storage, disposal, generation or release into the environment of any

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Hazardous Material, the results of which have or are reasonably likely to have a Material Adverse Effect on such Covered Person, or reduce materially the value of the Collateral.

12.10.4. Notices and Reports Regarding Hazardous Materials. No notice or report under any Environmental Law indicating a past or present spill or release into the environment of any Hazardous Material has been filed within the six years ending on the Execution Date, or is required to be filed, by any Covered Person.

12.10.5. Environmental Property Transfer Acts. No Environmental Property Transfer Acts are applicable to the transactions contemplated by this Agreement or the Acquisition Documents and each Covered Person has provided all notices and obtained all necessary environmental permit transfers and consents, if any, required in order to consummate the transactions contemplated by this Agreement or the Acquisition Documents, to perfect Administrative Agent’s Security Interests for the benefit of Lenders and to operate such Covered Person’s business as presently or proposed to be operated.

12.11. Other Names. No Covered Person has used any name other than the full name which identifies such Covered Person in this Agreement. The only trade name or style under which a Covered Person sells Inventory or creates Accounts, or to which instruments in payment of Accounts are made payable, is the name which identifies such Covered Person in this Agreement.

12.12. Consummation of Current Acquisition, and Approved Acquisitions. Borrower has delivered to Administrative Agent complete and correct executed copies of the Acquisition Documents for the Current Acquisition, and, when applicable, the Approved Acquisitions. Such Acquisition Documents have been duly authorized and executed and are the valid and binding obligation of Borrower and, to Borrower’s knowledge, the other parties thereto and are enforceable in accordance with their terms except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles of general application. All Covered Persons, and to the best of Borrower’s knowledge, all other parties to such Acquisition Documents, have to date performed all obligations, covenants, and conditions required of it prior to or as a condition to the consummation of the transactions contemplated by such Acquisition Documents to which it is a party other than any such obligation, covenant, or condition that has been waived. Borrower is not in default of any of its obligations under the Acquisition Documents for the Current Acquisition, and all representations and warranties of Borrower in such Acquisition Documents are complete and correct in all material respects as of the Effective Date as if made on and as of such date. Further, with respect to any Approved Acquisition, Borrower is not in default of any of its obligations under the applicable Acquisition Documents for such Approved Acquisition, and all representations and warranties of Borrower in such Acquisition Documents are complete and correct in all material respects as of the date the Administrative Agent makes any Advance to Borrower for its use in funding the purchase price of such Approved

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Acquisition as if made on and as of such date. To the knowledge of Borrower after due inquiry, all of the representations and warranties of the Sellers contained in the Acquisition Documents for the Current Acquisition or any instrument furnished in connection therewith or in reference thereto are true and correct in all material respects as of the Effective Date as if made on and as of such date. Further, to the knowledge of Borrower after due inquiry, all of the representations and warranties of the Sellers contained in any Acquisition Documents for the Approved Acquisition or any instrument furnished in connection therewith or in reference thereto are true and correct in all material respects as of the date the Administrative Agent makes any Advance to Borrower for its use in funding the purchase price of such Approved Acquisition as if made on and as of such date.

12.13. Prior Transactions. Except as set forth in Section 12.13 of the Disclosure Schedule, within the past five (5) years, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person.

12.14. Capitalization. As of the Effective Date, Borrower’s authorized capital stock, and issued and outstanding capital stock, are as described in Section 12.14 of the Disclosure Schedule, and all issued and outstanding shares of Borrower are validly issued and outstanding, fully paid and non-assessable.

12.15. Solvency. Borrower is Solvent prior to and after giving effect to, the transactions contemplated by the Acquisition Documents for the Current Acquisition, and the making of the Initial Term Loan A Advance and initial Revolving Loan Advance on the Effective Date.

12.16. Projections; Pro Forma Balance Sheet. The projections of Borrower’s annual financial condition, results of operations, and cash flow for the period ending as of the Effective Date and for the periods ending 3/31/05, 3/31/06, 3/31/07, 3/31/08 and 3/31/09, a copy of which have been delivered to Administrative Agent, represent Borrower’s good faith best estimate of Borrower’s future financial performance for the periods set forth therein. Such projections have been prepared on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions. The pro forma balance sheet of Borrower as of the Effective Date, a copy of which has been provided by Borrower to Administrative Agent, has been prepared in accordance with GAAP exclusive of footnotes and normal year end adjustments and presents fairly and accurately Borrower’s financial condition as of the Effective Date as if the transactions contemplated by the Acquisition Documents for the Current Acquisition had occurred on the Effective Date.

12.17. Financial Statements. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and reflect in all material respects the financial condition, results of operations and cash flows of the Persons covered thereby as of the dates and for the periods stated therein, subject in the case of interim Financial Statements to the absence of footnotes and normal year-end adjustments made in accordance with GAAP.

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12.18. No Change in Condition. Since the date of the Financial Statements delivered to Administrative Agent as required herein, there has been no change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

12.19. Investments. No Covered Person has any Investments in other Persons except existing Permitted Investments.

12.20. Indebtedness. No Covered Person has any Indebtedness except existing Permitted Indebtedness.

12.21. Indirect Obligations. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

12.22. Operating Leases. As of the Effective Date, no Covered Person has an interest as lessee under any Operating Leases other than (a) leases of non-material items of office equipment; and (b) short-term leases for office space, none of which is material to the business of any Covered Person except as set forth in Section 12.22 of this Disclosure Schedule.

12.23. Capital Leases. No Covered Person has an interest as a lessee under any Capital Leases other than Capital Leases that are Permitted Indebtedness.

12.24. Tax Liabilities; Governmental Charges. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained. Each Covered Person has paid or made adequate provision for payment of all Taxes of such Covered Person, except Taxes which are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP. No Security Interest for any such Taxes has been filed and no claims are being asserted with respect to any such Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect on such Covered Person. There are no material unresolved issues concerning any liability of a Covered Person for any Taxes which will have or is reasonably likely to have a Material Adverse Effect on such Covered Person.

12.25. Pension Benefit Plans. All Pension Benefit Plans maintained by each Covered Person or an ERISA Affiliate of such Covered Person that are intended to qualify under Section 401 of the Code are duly qualified under Section 401 of the Code. All Pension Benefit Plans maintained by each Covered Person on an ERISA Affiliate of such Covered Person are in compliance with the provisions of ERISA and all other Material Laws. Except with respect to events or occurrences which do not have and are not reasonably likely to have a Material Adverse Effect on any Covered Person:

12.25.1. Prohibited Transactions. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt prohibited transaction as defined in ERISA or the Code, and no officer, director or employee of such Covered Person or of an ERISA Affiliate of such Covered

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Person has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

12.25.2. Claims. There are no claims, pending or threatened, involving any such Pension Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate of such Covered Person, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or such ERISA Affiliate.

12.25.3. Reporting and Disclosure Requirements. There are no violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable Law, including ERISA and the Code.

12.25.4. Accumulated Funding Deficiency. No such Pension Benefit Plan has (i) incurred an accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.

12.25.5. Multi-employer Plan. All Multi-employer Plans to which any Covered Person contributes or is obligated to contribute are listed in Section 12.26.5 of the Disclosure Schedule. No Covered Person or ERISA Affiliate of such Covered Person has received notice that any such Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multi-employer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

12.26. Welfare Benefit Plans. No Covered Person or ERISA Affiliate of any Covered Person maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, has or is reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person and each ERISA Affiliate of any Covered Person has complied in all material respects with the applicable requirements of Section 4980B of the Code pertaining to continuation coverage as mandated by COBRA.

12.27. Retiree Benefits. No Covered Person or ERISA Affiliate of such Covered Person has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person’s retirement or termination of employment (or to such Person’s beneficiary subsequent to such Person’s death) other than (i) such benefits provided to Persons at such Person’s sole expense and (ii) obligations under COBRA.

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12.28. Distributions. No Distribution other than as allowed in Section 15.10 has been or shall be declared, paid or made upon or in respect of any capital stock of Borrower on and after the Execution Date, except as expressly permitted hereby.

12.29. Real Property. No Covered Person owns any real property.

12.30. State of Collateral and Other Property. Each Covered Person has good and marketable or merchantable title to all real and personal property purported to be owned by it or reflected in the Initial Financial Statements, except for personal property sold in the ordinary course of business or otherwise in accordance with the terms of Section 15.9 of this Agreement after the date of the Initial Financial Statements. There are no Security Interests on any of the property purported to be owned by any Covered Person, including the Collateral, except existing Permitted Security Interests. Each material tangible item of Personal Property Collateral purported to be owned by a Covered Person is in generally good operating condition and repair and is suitable for the use to which it is customarily put by its owner. Without limiting the generality of the foregoing:

12.30.1. Accounts. With respect to each Account scheduled, listed or referred to in reports submitted by any Covered Person to Administrative Agent pursuant to the Loan Documents, except as disclosed therein: (i) the Account arose from a bona fide transaction completed in all material respects in accordance with the terms of any documents pertaining to such transaction; (ii) the Account is not evidenced by a judgment and there is no material dispute respecting it; (iii) the amount of the Account as shown on the applicable Covered Person’s books and records and all invoices and statements which may be delivered to Administrative Agent with respect thereto are actually and absolutely owing to the applicable Covered Person and are not in any way contingent; (iv) there are no material setoffs, counterclaims or disputes existing or asserted with respect to the Account and the applicable Covered Person has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by the applicable Covered Person in the ordinary course of its business for prompt payment; (v) Borrower has no knowledge of any material facts, events or occurrences which in any way impair the validity or enforcement of the Account or tend to reduce the amount payable thereunder as shown on the applicable Covered Person’s books and records and all invoices and statements delivered to Administrative Agent with respect thereto; (vi) the Account is assignable; (vii) the Account arose in the ordinary course of the applicable Covered Person’s business; (viii) to such Covered Person’s best knowledge, the Account Debtor with respect to the Account has the capacity to contract; (ix) the services furnished and/or goods sold giving rise to the Account were not, at the time furnished or sold, subject to any Security Interest except the first priority, perfected Security Interest granted to Administrative Agent for the benefit of Lenders and except the Permitted Security Interests; and (x) to such Covered Person’s best knowledge, there are no material proceedings or actions which are threatened or pending against the Account Debtor with respect to the Account.

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12.30.2. Inventory. With respect to Inventory scheduled, listed or referred to in any certificate, schedule, list or report given by any Covered Person, except as disclosed therein: (i) such Inventory (except for Inventory in transit) is located at one or another of the premises listed in Section 12.30.2 of the Disclosure Schedule; (ii) the applicable Covered Person has good and merchantable title to such Inventory subject to no Security Interest whatsoever except for the first priority, perfected Security Interest granted to Administrative Agent for the benefit of Lenders and except for existing Permitted Security Interests; (iii) such Inventory is of generally good and merchantable quality, free from any material defects; (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (v) the completion of manufacture and sale or other disposition of such Inventory by Administrative Agent or Lenders following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Covered Person is a party or to which the Inventory is subject.

12.30.3. Equipment. With respect to each Covered Person’s owned equipment: (i) such Covered Person has good and marketable title thereto; (ii) none of such equipment is subject to any Security Interests except for the first priority, perfected Security Interest granted to Administrative Agent for the benefit of Lenders pursuant hereto and except for Permitted Security Interests; and (iii) all such equipment is generally in good operating condition and repair, ordinary wear and tear alone excepted, and is suitable for the uses to which customarily put in the conduct of such Covered Person’s business.

12.30.4. Intellectual Property. With respect to the Intellectual Property of the Covered Persons: (i) Section 12.30.4 of the Disclosure Schedule contains a complete and correct list of all of each Covered Person’s registered Intellectual Property, (ii) the Covered Person listed on the Disclosure Schedule as the owner thereof owns all right, title and interest in, under and to such Intellectual Property, subject to no licenses or any interest therein or other agreements relating thereto, except for the Intellectual Property Assignments; (iii) none of such Intellectual Property is subject to any pending or, to such Covered Person’s knowledge, threatened challenge; (iv) to the knowledge of such Covered Person, such Covered Person has not committed any patent, trademark, trade name, service mark or copyright infringement, and the present conduct of such Covered Person’s business does not infringe any patents, trademarks, trade name rights, service marks, copyrights, publication rights, trade secrets or other proprietary rights of any Person; and (v) there are no claims or demands of any Person pertaining to, or any proceedings which are pending or, to the knowledge of such Covered Person, threatened, which challenge such Covered Person’s rights in respect of any proprietary or confidential information or trade secrets used in the conduct of such Covered Person’s business.

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12.30.5. Documents, Instruments and Chattel Paper. All documents, instruments and chattel paper describing, evidencing or constituting Collateral, and all signatures and endorsements of all Covered Persons thereon, are complete, valid, and genuine, and to the best of Borrower’s knowledge, all signatures and endorsements of all parties other than Covered Persons are complete, valid and genuine. All goods evidenced by such documents, instruments and chattel paper are owned by a Covered Person free and clear of all Security Interests other than Permitted Security Interests.

12.31. Chief Place of Business; Locations of Collateral. As of the Execution Date,

12.31.1. The only chief executive office and the principal places of business of each Covered Person are located at the places listed and so identified in Section 12.32.1 of the Disclosure Schedule and the state of incorporation or organization for each Covered Person is as identified in Section 12.31.1 of the Disclosure Schedule;

12.31.2. The books and records of each Covered Person, and all of such Covered Person’s chattel paper and all records of Accounts, are located only at the places listed and so identified in Section 12.31.2 of the Disclosure Schedule; and

12.31.3. All of the tangible Collateral (except for Inventory which is in transit) is located only at the places listed and so identified in Section 12.31.3 of the Disclosure Schedule; no Covered Person has an office or place of business other than as identified in Section 12.31.3 of the Disclosure Schedule.

12.32. Negative Pledges. No Covered Person is a party to or bound by any material Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral. In addition to the foregoing and not in limitation thereof, no Covered Person is party to or bound by any Contract with the United States or any other department, agency, public corporation, or other instrumentality thereof which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral.

12.33. Security Documents.

12.33.1. Security Agreements. Each Security Agreement is effective to grant to Administrative Agent for the benefit of Lenders an enforceable Security Interest in the Personal Property Collateral described therein. Upon appropriate filing (as to all Personal Property Collateral in which a Security Interest may be perfected under the applicable state’s UCC by filing a financing statement) or Administrative Agent’s taking possession (as to items of the Personal Property Collateral of which a secured party must take possession in order to perfect a Security Interest under the applicable state’s UCC) or Administrative Agent’s taking control (as to items of the Personal Property Collateral of which a secured party must take control in order to perfect a security interest under the applicable

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state’s UCC), Administrative Agent will have a fully perfected first priority Security Interest in the Personal Property Collateral described in each Security Agreement, subject only to Permitted Security Interests affecting such Personal Property Collateral.

12.33.2. Collateral Assignments.

12.33.2.1. Intellectual Property Assignments. Each Intellectual Property Assignment is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority security interest in all the Intellectual Property described therein, subject only to Permitted Security Interests affecting such Intellectual Property. Upon appropriate filing in the United States Patent and Trademark Offices and the United States Copyright Office, as well as the appropriate filing of a financing statement, Administrative Agent’s Security Interest in the Intellectual Property will be fully perfected.

12.33.2.2. Pledge Agreement. Each Pledge Agreement is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in all the stock, membership interests, and other securities described therein.

12.33.2.3. Acquisition Documents Assignment. The Acquisition Documents Assignment is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in and lien on all of Borrower’s rights, remedies, claims and interests under the Acquisition Documents covered thereby.

12.34. S Corporation. As of the Effective Date and thereafter, there is no election in effect under Section 1362(a) of the Code for any Covered Person to be treated as an S Corporation as defined in Section 1361 (a) of the Code.

12.35. Subsidiaries and Affiliates. Borrower has no Subsidiaries, except for those Subsidiaries listed in Section 12.35 of the Disclosure Schedule.

12.36. Bank Accounts and Lockboxes. All bank accounts maintained by any Covered Person with any bank or other financial institution are described in Section 12.36 of the Disclosure Schedule.

12.37. Margin Stock. No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U). Except for the Repurchases, no part of the proceeds of any Advance will be used to purchase or carry any such margin stock, or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No part of the proceeds of any Advance will be used for any purpose which violates, or which would be inconsistent with, the provisions of

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Regulation U. None of the transactions contemplated by any of the Acquisition Documents will violate Regulations T, U or X of the FRB.

12.38. Securities Matters. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

12.39. Investment Company Act, Etc. No Covered Person is an investment company registered or required to be registered under the Investment Company Act of 1940, or a company controlled (within the meaning of such Investment Company Act) by such an investment company or an affiliated person of, or promoter or principal underwriter for, an investment company, as such terms are defined in the Investment Company Act of 1940. No Covered Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

12.40. No Material Misstatements or Omissions. Neither the Loan Documents, any of the Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower or any other Covered Person to Administrative Agent or Lenders in connection with the Loan Documents or any of the transactions contemplated thereby contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not materially misleading. Borrower has disclosed to Administrative Agent and Lenders everything of which Borrower has knowledge regarding the business, operations, property, financial condition, or business prospects or itself and every Covered Person that has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

12.41. Filings. All registration statements, reports, proxy statements and other documents, if any, required to be filed by any Covered Person with the Securities and Exchange Commission pursuant to the Securities Act of 1933, and the Securities Exchange Act of 1934, have been filed, and such filings are complete and accurate in all material respects and contain no untrue statements of material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein not misleading, and all capital stock of any covered Person that is issued and outstanding has been sold pursuant to transactions that are registered under the Securities Act of 1933 or that are exempt thereunder.

12.42. Broker’s Fees. No broker or finder is entitled to compensation for services rendered with respect to the transactions contemplated by this Agreement or the Acquisition Documents.

12.43. No Hart-Scott Rodino Filing Required. None of the Covered Persons, any Guarantor, or Seller was required to file notification under the Hart-Scott Rodino Antitrust Improvement Act of 1976, or to notify or obtain the approval of any Governmental Authority in connection with the Current Acquisition or any other

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Permitted Acquisition, unless such notification was filed or such approval was obtained, as the case may be.

12.44. Eligibility of Collateral. Each Account which Borrower, expressly or by implication, requests Administrative Agent to classify as an Eligible Account will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the definition of Eligible Accounts herein.

13. Modification and Survival of Representations. Borrower may at any time after the initial Advances are made propose to Lenders in writing to modify the representations and warranties in Section 12, the representations and warranties in any other Loan Document and any other representation or warranty made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents. If the proposed modifications are satisfactory to Required Lenders as evidenced by their written assent thereto, then such representations and warranties shall be deemed and treated as so modified, but only as of the date of Borrower’s written modification proposal. If such proposed modifications are not satisfactory to Required Lenders, then such proposed modifications shall not be deemed or treated as modifying such representations and warranties. All such representations and warranties, as made or deemed made as of a particular time, shall survive execution of each of the Loan Documents and the making of every Advance, and may be relied upon by Administrative Agent and Lenders as being true and correct in all material respects as of the date when made or deemed made until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero.

14. Affirmative Covenants. Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero, Borrower shall do, or cause to be done, the following:

14.1. Use of Proceeds. Subject to the terms and conditions hereof, (i) the proceeds of the Term Loan A Advance disbursed on the Effective Date shall be used solely to refinance the existing Indebtedness of Borrower under the Original Loan Agreement and to pay a portion of the purchase price for the Current Acquisition, (ii) the proceeds of any subsequent Term Loan A Advance or Term Loan B Advance shall be used solely to pay the purchase price of the Approved Acquisitions, and (iii) the proceeds of Revolving Loan Advances shall be used solely for working capital, capital expenditures permitted hereunder, as the source for payment of Borrower’s reimbursement obligations with respect to Letters of Credit, to pay the transaction costs for this Loan Agreement, to finance a portion of the Current Acquisition, Approved Acquisitions and Permitted Acquisitions, and to finance Repurchases but only so long as (a) the cumulative aggregate amount of all Revolving Loan Advances utilized to effect the Repurchases are not greater than Five Million and No/100 Dollars ($5,000,000.00) in the aggregate; (b) there is no Default hereunder at the time of any such Repurchase; and (c) the Maximum Available Amount that is available to Borrower under the Aggregate Revolving Loan Commitment immediately following any Revolving Loan Advance made to finance Repurchases is not less than Five Million and No/100 Dollars ($5,000,000.00).

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14.2. Corporate Existence. Each Covered Person shall maintain its existence in good standing and shall maintain in good standing its right to transact business in those states in which it is now or hereafter doing business, except where the failure to so qualify will not have and will not be reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

14.3. Maintenance of Property and Leases. Each Covered Person shall maintain in good condition and working order, and repair and replace as required, all buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person. Each Covered Person shall maintain in good standing and free of defaults all of its leases of buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person. No Covered Person shall permit any of its owned equipment or other owned property to become a fixture to real property or an accession to other personal property unless Administrative Agent has a valid, perfected and first priority Security Interest for the benefit of Lenders in such real or personal property.

14.4. Inventory. Each Covered Person shall keep its Inventory in good and merchantable condition at its own expense and shall hold such Inventory for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Covered Person’s business, on terms which do not include bill-and-hold, guarantied sale, sale and return, sale on approval, consignment or similar repurchase or return terms. All such Inventory shall be produced in accordance with the Federal Fair Labor Standards Act of 1938 and all rules, regulations, and orders thereunder.

14.5. Insurance. Each Covered Person shall at all times keep insured or cause to be kept insured, in insurance companies having a rating of at least “A” by Best’s Rating Service, all property owned by it of a character usually insured by others carrying on businesses similar to that of such Covered Person in such manner and to such extent and covering such risks as such properties are usually insured. Each Covered Person shall carry, business interruption insurance in such amounts, in such manner and to such extent and covering such risks as businesses similar to that of such Covered Persons are usually insured. Each Covered Person shall at all times carry insurance, in insurance companies having a rating of at least “A” by Best’s Rating Service, against liability on account of damage to persons or property (including product liability insurance and insurance required under all Laws pertaining to workers’ compensation) and covering all other liabilities common to such Covered Person’s business, in such manner and to such extent as such coverage is usually carried by others conducting businesses similar to that of such Covered Person (and each Covered Person shall maintain liability coverage, including tail coverage, in the amounts in effect for such Covered Person on the Effective Date). All policies of liability insurance maintained hereunder shall name Administrative Agent as an additional insured for the benefit of Lenders; all policies of property insurance maintained hereunder shall reflect Administrative Agent’s interest therein as mortgagee

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for the benefit of Lenders under a standard New York or Union mortgagee clause. Administrative Agent is authorized, but not obligated, as the attorney-in-fact for Borrower and for the benefit of Lenders, at any time when there does not then exist an Event of Default, with Borrower’s consent (which consent shall not be unreasonably withheld), and when an Event of Default is in existence, without Borrower’s consent, to (i) adjust and compromise proceeds payable under such policies of insurance, (ii) collect, receive and give receipts for such proceeds in the name of Borrower, Administrative Agent and Lenders, and (iii) to endorse Borrower’s name upon any instrument in payment thereof. Such power granted to Administrative Agent shall be deemed coupled with an interest and shall be irrevocable. All policies of insurance maintained hereunder shall contain a clause providing that such policies may not be canceled, reduced in coverage or otherwise modified without 30 days prior written notice to Administrative Agent. Borrower shall upon request of Administrative Agent at any time furnish to Administrative Agent updated evidence of insurance (in the form required as a condition to Administrative Agent’s lending hereunder) for such insurance.

14.6. Payment of Taxes and Other Obligations. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that a Covered Person may diligently contest in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Security Interest, results from such non-payment.

14.7. Compliance With Laws. Each Covered Person shall comply in all material respects with all Material Laws and each Covered Person shall ensure, and cause each other Covered Person to ensure, that no Person who owns a controlling interest in or otherwise controls a Covered Person is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (OFAC), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and each Covered Person shall comply, and cause each other Covered Person to comply, with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering laws and regulations.

14.8. Discovery and Clean-Up of Hazardous Material.

14.8.1. In General. Upon any Covered Person receiving notice of any violation of Environmental Laws or any similar notice described in Section 12.10.3, or upon any Covered Person otherwise discovering Hazardous Material on any

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property owned or leased by such Covered Person which is in violation of, or which would result in liability under, any Environmental Law, Borrower shall: (i) promptly take such reasonable acts as may be necessary to prevent danger or harm to the property or any person therein as a result of such Hazardous Material; (ii) at the request of Administrative Agent, and at Borrower’s sole cost and expense, obtain and deliver to Administrative Agent promptly, but in no event later than 90 days after such request, a then currently dated environmental assessment of the property certified to Administrative Agent and any future holder of the Loan Obligations, a proposed plan for responding to any environmental problems described in such assessment, and an estimate of the costs thereof; and (iii) take all necessary steps to initiate and expeditiously complete all removal, remedial, response, corrective and other action to eliminate any such environmental problems, and keep Administrative Agent informed of such actions and the results thereof.

14.8.2. Asbestos Clean-Up. In the event that any property owned by any Covered Person contains Asbestos Material, Borrower shall develop and implement, as soon as reasonably possible, an Operations and Maintenance Program (as contemplated by EPA guidance document entitled Managing Asbestos in Place; A Building Owner’s Guide to Operations and Maintenance Programs for Asbestos-Containing Materials) for managing in place the Asbestos Material, and deliver a true, correct and complete copy of such Operations and Maintenance Program to Administrative Agent. In the event that the asbestos survey done in connection with developing the Operations and Maintenance Program reveals Asbestos Material which, due to its condition, location or planned building renovation, is recommended to be encapsulated or removed, Borrower shall promptly cause the same to be encapsulated or removed and disposed of offsite, in either case by a licensed and experienced asbestos contractor, all in accordance with applicable state, federal and local Laws. Upon completion of any such encapsulation or removal, Borrower shall deliver to Administrative Agent a certificate in such form as is then customarily available signed by the consultant overseeing the activity certifying to Administrative Agent that the work has been completed in compliance with all applicable Laws regarding notification, encapsulation, removal and disposal and that no airborne fibers beyond permissible exposure limits remain on site. All costs of such inspection, testing and remedial actions shall be paid by Borrower.

14.9. Termination of Pension Benefit Plan. No Covered Person or ERISA Affiliate of such Covered Person shall terminate or amend any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate if such termination or amendment would result in any liability to such Covered Person or such ERISA Affiliate under ERISA or any increase in current liability for the plan year for which such Covered Person or such ERISA Affiliate is required to provide security to such Pension Benefit Plan under the Code, which such liability could reasonably be expected to have a Material Adverse Effect on such Covered Person.

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14.10. Notice to Administrative Agent of Material Events. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Administrative Agent of (i) any breach of any of the covenants in Section 14, 15, or 16; (ii) any Default or Event of Default; (iii) the commencement of any Material Proceeding; and (iv) any loss of or damage to any assets of a Covered Person or the commencement of any proceeding for the condemnation or other taking of any of the assets of a Covered Person, if Insurance/Condemnation Proceeds in excess of $100,000.00 are likely to be payable as a consequence of such loss, damage or proceeding, or if such loss, damage or proceeding has or is reasonably likely to have a Material Adverse Effect on such Covered Person. In addition,

14.10.1. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to the status of any Material Proceeding.

14.10.2. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to any Pension Benefit Plan established by a Covered Person or an ERISA Affiliate of any Covered Person.

14.10.3. Borrower shall deliver notice to Administrative Agent of the establishment of any Pension Benefit Plan by a Covered Person or an ERISA Affiliate of such Covered Person.

14.10.4. Borrower shall promptly deliver to Administrative Agent notice of any event of default with respect to any of the Permitted Indebtedness, the occurrence of which would be reasonably likely to have a Material Adverse Effect.

14.10.5. Borrower shall promptly deliver notice to Administrative Agent of the assertion by the holder of any capital stock, membership interest, or any other equity interest in a Covered Person or any Indebtedness of a Covered Person in the outstanding principal amount in excess of $100,000.00 that a default exists with respect thereto or that such Covered Person is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance and such assertion, threat or commencement would be reasonably likely to have a Material Adverse Effect.

14.10.6. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any pending or threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute affecting a Covered Person.

14.10.7. Borrower shall deliver notice to Administrative Agent of any change in the name, state of organization, or form of organization of any Covered Person, at least 30 days prior to such change.

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14.10.8. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any event that has or is reasonably likely to have a Material Adverse Effect.

14.10.9. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of an actual, alleged, or potential violation of any Material Law applicable to a Covered Person or the property of a Covered Person if such violation would reasonably be likely to have a Material Adverse Effect.

14.10.10. Borrower shall notify Administrative Agent promptly in writing of any fact or condition of which Borrower is aware which materially and adversely affects the value of the Collateral, including any adverse fact or condition or the occurrence of any event which causes loss or depreciation in the value of any material item of the Collateral, and the amount of such loss or depreciation. Borrower shall provide such additional information to Administrative Agent regarding the amount of any loss or depreciation in value of the Collateral as Administrative Agent may request from time to time.

14.11. Borrowing Officer. Borrower shall keep on file with Administrative Agent at all times an appropriate instrument naming each Borrowing Officer.

14.12. Maintenance of Security Interests of Security Documents.

14.12.1. Preservation and Perfection of Security Interests. Borrower shall promptly, upon the reasonable request of Administrative Agent and at Borrower’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter file or record in the appropriate governmental office, any document or instrument supplementing or confirming the Security Documents or otherwise deemed necessary by Administrative Agent to create, preserve or perfect any Security Interest purported to be created by the Security Documents or to fully consummate the transactions contemplated by the Loan Documents. The foregoing actions by Borrower shall include, upon the reasonable request of Administrative Agent, (i) filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Administrative Agent; (ii) delivering to Administrative Agent the originals of each instrument, document and chattel paper in the principal amount of $100,000 or more, and all other Collateral of which Administrative Agent should have physical possession in accordance with applicable law in order to perfect Administrative Agent’s Security Interest for the benefit of Lenders therein, duly endorsed or assigned to Administrative Agent without restriction; (iii) delivering to Administrative Agent all letters of credit on which Borrower is named beneficiary; (iv) placing a notice of the existence of Administrative Agent’s Security Interest for the benefit of Lenders, acceptable to Administrative Agent, upon the books and records of Borrower pertaining to the Collateral, as designated by Administrative Agent; (v) delivering to Administrative Agent or if directed by Administrative Agent, to the applicable government agency, such notices, filings, statements, continuations, or amendments as Administrative

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Agent shall deem necessary as desirable to perfect its interest in that portion of the Collateral that consists of Intellectual Property; and (vi) delivering to Administrative Agent or if directed by Administrative Agent, to the applicable government agency, such notices, filings, statements, continuations or amendments as Administrative Agent shall deem necessary or desirable to perfect its interest in that portion of the Collateral that consists of Accounts of a value in excess of $450,000.00 with respect to which the Account Debtor is the United States of America or any department agency, public corporation or other instrumentality thereof. Borrower hereby authorizes Administrative Agent to file any financing or continuation statements and amendments thereof covering the Collateral of all Covered Persons in form and substance satisfactory to Administrative Agent and ratifies Administrative Agent’s authority to file any such statements or amendments already filed.

14.12.2. Collateral Held by Warehouseman, Bailee, etc. If any Collateral of a value in excess of $250,000.00 in the aggregate is at any time in the possession or control of a warehouseman, bailee or any of Borrower’s agents or processors, then Borrower shall notify Administrative Agent thereof and shall notify such Person of Administrative Agent’s Security Interest for the benefit of Lenders in such Collateral and, upon Administrative Agent’s request, instruct such Person to hold all such Collateral for Administrative Agent’s account subject to Administrative Agent’s instructions. If at any time any material portion of the Collateral as determined by Administrative Agent in its reasonable discretion is located on any premises that are not owned by a Covered Person, then Borrower, if requested by Administrative Agent, shall obtain or cause to be obtained written waivers, in form and substance satisfactory to Administrative Agent, of all present and future Security Interests to which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.

14.12.3. Compliance With Terms of Security Documents. Each Covered Person shall comply with all of the terms, conditions and covenants in the Security Documents to which such Covered Person is a party.

14.13. Accounting System. Each Covered Person shall maintain a system of accounting established and administered in accordance with GAAP. Without limiting the generality of the foregoing:

14.13.1. Account Records. Each Covered Person shall maintain a record of Accounts at its principal place of business that itemize each Account of such Covered Person and describe the names and addresses of the Account Debtors on such Accounts, all relevant invoice numbers, invoice dates, and shipping dates, and the due dates, collection histories, and aging of such Accounts.

14.13.2. Tracing of Proceeds. Each Covered Person shall maintain detailed and accurate records of all transfers of any proceeds of the Loans from Borrower to such Covered Person. Borrower shall maintain reasonably detailed and accurate records of proceeds of the Loans and transfers of the proceeds of the

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Loans (i) received by it from the Lenders, (ii) transferred from it to any other Covered Person, (iii) received by it from another Covered Person, and (iv) transferred by it to Persons to effect the Repurchases which such record shall include a schedule detailing the sale price paid per share to effect such Repurchases.

14.14. Financial Statements. Borrower shall deliver to Administrative Agent:

14.14.1. Annual Financial Statements. Within 120 days after the close of each fiscal year of Borrower, year-end consolidated and consolidating financial statements of Borrower and its Subsidiaries, containing a balance sheet, income statement, statement of cash flows and an audit report without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Administrative Agent, and accompanied by (i) a Compliance Certificate of the Chief Financial Officer of Borrower, (ii) a certificate of the independent certified public accounting firm that examined such financial statements to the effect that they have reviewed and are familiar with the financial covenants set forth in this Agreement and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate, (iii) the management letter and report on internal controls delivered by such independent certified public accounting firm in connection with their audit, and (iv) if requested by Administrative Agent, any summary prepared by such independent certified public accounting firm of the adjustments proposed by the members of its audit team.

14.14.2. Quarterly Financial Statements. Within 30 days after the end of each fiscal quarter of Borrower, unaudited consolidated and consolidating internally prepared financial statements of Borrower and its Subsidiaries for the quarters not covered by the latest year-end financial statements, in each case containing a balance sheet, income statement, and statement of cash flows and accompanied by a Compliance Certificate of the Chief Financial Officer of Borrower.

Each Compliance Certificate shall be in the form of Exhibit 14.14, shall contain detailed calculations of the financial measurements referred to in Section 16 for the relevant periods, and shall contain statements by the signing officer to the effect that, except as explained in reasonable detail in such Compliance Certificate, (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein) (ii) all of the Representations and Warranties are true and correct in all material respects as of the date such certification is given as if made on such date, and (iii) there is no Existing Default. If any Compliance Certificate delivered to Administrative Agent discloses that a representation or warranty is not true and correct in all material respects, or that there is an Existing Default that has not been cured or waived in writing by Required Lenders,

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such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

14.15. Other Financial Information. Borrower shall also deliver the following to Administrative Agent:

14.15.1. Borrowing Base Certificate. At any time the sum of (i) the Aggregate Revolving Loan and (ii) the Letter of Credit Exposure is zero and the Borrower requests a Revolving Loan Advance or issuance of a Letter of Credit, the Borrower shall provide to Administrative Agent with its request for an Advance a borrowing base certificate in substantially the form of Exhibit 14.15.1 duly completed and signed by the chief financial officer of Borrower, which in every case must be provided concurrently with the delivery of the related Loan Request Certificate. At all times the sum of (i) the Aggregate Revolving Loan and (ii) the Letter of Credit Exposure is greater than zero, the Borrower shall periodically provide, but not less often than monthly within ten (10) Business Days after the end of each month, to Administrative Agent such borrowing base certificate. Provided, however, if at any time the sum of (i) the Aggregate Revolving Loan and (ii) the Letter of Credit Exposure is reduced to zero, and to the extent at any calendar month’s end such sum remains to be zero, then Borrower shall not be required to submit such borrowing base certificate on the monthly basis as described above. If there is an Existing Default, Borrower shall provide a Borrowing Base Certificate at any time requested by Administrative Agent in its discretion.

14.15.2. Other Reports or Information Concerning Accounts or Inventory. Such other reports and information, in form and detail satisfactory to Administrative Agent, and documents as Administrative Agent may reasonably request from time to time concerning Accounts or Inventory including, to the extent requested by Administrative Agent, copies of all invoices, bills of lading, shipping receipts, purchase orders, and warehouse receipts.

14.15.3. Stockholder Reports. Contemporaneously with their filing by or on behalf of Borrower or any other Covered Person, copies of any proxy statements, financial statements and reports which Borrower makes available to its stockholders, members or partners.

14.15.4. Pension Benefit Plan Reports. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of a Covered Person or an ERISA Affiliate of a Covered Person.

14.15.5. Tax Returns. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each federal, state, or local tax return or report filed by Borrower.

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14.16. Review of Accounts. Not less often than annually, and promptly at Administrative Agent’s request if there is an Event of Default in existence, Borrower shall conduct (and shall cause each other Covered Person to conduct) a review of its Accounts, bad debt reserves, and collection histories of Account Debtors and promptly following such review provide Administrative Agent with a report of such review in form and detail satisfactory to Administrative Agent.

14.17. Inventory. Not less often than annually, and promptly at Administrative Agent’s request if there is an Event of Default in existence, Borrower shall conduct (and shall cause each other Covered Person to conduct) a physical count of its and each other Covered Person’s Inventory and promptly following the completion of such count provide Administrative Agent with a report thereof in form and detail satisfactory to Administrative Agent, including the value of such Inventory (on a first-in-first-out basis and valued at the lower of cost or market).

14.18. Annual Projections. Within the 30 days after the first day of each fiscal year of Borrower, projected balance sheets, statements of income and expense for Borrower and every other Covered Person as of the end of and for each quarter of such fiscal year and each quarter through the later of the Term Loan Maturity Date or the Revolving Loan Maturity Date, in such detail as Administrative Agent may reasonably require, shall be delivered to Administrative Agent.

14.19. Other Information. Upon the request of Administrative Agent, Borrower shall promptly deliver to Administrative Agent such other information about the business, operations, revenues, financial condition, property, or business prospects of Borrower and every other Covered Person as Administrative Agent may, from time to time, reasonably request.

14.20. Audits by Administrative Agent. Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent or any Lender may at any time during normal business hours audit the books and records and inspect any of the property of each Covered Person from time to time upon reasonable notice to such Covered Person, and in the course thereof may make copies or abstracts of such books and records and discuss the affairs, finances and books and records of such Covered Person with its accountants and officers. Each Covered Person shall cooperate with Administrative Agent and such Persons in the conduct of such audits and shall deliver to Administrative Agent any instrument necessary for Administrative Agent to obtain records from any service bureau maintaining records for such Covered Person. Borrower shall reimburse Administrative Agent for all reasonable costs and expenses incurred by it in conducting each audit. Provided there is no Event of Default that has occurred and is continuing, Administrative Agent shall not conduct an audit more than one (1) time per calendar year, and Borrower’s obligation to reimburse Administrative Agent shall be capped at $5,000.00 per audit. However, neither limitation shall apply to audits at any time an Event of Default is in existence.

14.21. Verification of Accounts and Notices to Account Debtors. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent

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shall have the right, in its commercially reasonable judgment, to verify the validity and amount of any Account and any other maker relating to an Account, by communicating in writing or orally directly with the Account Debtor or any Person who represents or Administrative Agent believes represents the Account Debtor.

14.22. Appraisals of Collateral. Upon Administrative Agent’s request at any time if there is an Event of Default in existence, Borrower shall at its expense provide Administrative Agent with appraisals, prepared on a basis satisfactory to Administrative Agent and from appraisers acceptable to Administrative Agent, of any or all of the Collateral as Administrative Agent may reasonably specify.

14.23. Access to Officers and Auditors. Each Covered Person shall permit any Lender and Administrative Agent and each of their representatives and agents to discuss the business, operations, revenues, financial condition, property, or business prospects of such Covered Person with its officers, accountants and independent auditors as often as Administrative Agent may request in its discretion, and such Covered Person shall direct such officers, accountants and independent auditors to cooperate with Administrative Agent, Lenders, and their representatives and agents, and make full disclosure to Administrative Agent, Lenders, and their representatives and agents, of those matters that they may deem relevant to the continuing ability of Borrower timely to pay and perform the Loan Obligations. Administrative Agent and each Lender agrees that it will not disclose to third Persons any information that it obtains about any Covered Person or its operations or finances that is reasonably considered non-public information. Administrative Agent and Lenders may, however, disclose such information to each other and all of their respective officers, attorneys, auditors, accountants, bank examiners, agents and representatives who have a need to know such information in connection with the administration, interpretation or enforcement of the Loan Documents or the lending and collection activity contemplated therein or to the extent required by Law or a Governmental Authority. Administrative Agent and Lenders shall advise such Persons that such information is to be treated as confidential. Administrative Agent and any Lender may also disclose such information in any documents that it files in any legal proceeding to pursue, enforce or preserve its rights under the Loan Documents to the extent that its counsel advises in writing that such disclosure is reasonably necessary. Administrative Agent’s and Lenders’ non-disclosure obligation shall not apply to any information that (i) is disclosed to Administrative Agent or any Lender by a third Person not affiliated with or employed by Borrower who does not have a commensurate duty of non-disclosure, or (ii) becomes publicly known other than as a result of disclosure by Administrative Agent or a Lender.

14.24. Proformas for Permitted Acquisitions. Borrower shall, no less than 20 days prior to making any Permitted Acquisition, prepare and furnish to Administrative Agent proforma financial statements described below for the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger), demonstrating to the satisfaction of Administrative Agent that the Target Company, all Surviving Companies, and Borrower, as the case may be, will be Solvent upon

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consummation of such acquisition and upon the passage of time thereafter, and that none of the covenants in Section 16 will be violated as a consequence of such acquisition or with the passage of time thereafter and, if applicable, a Borrowing Base Certificate demonstrating that the Maximum Available Amount will be great enough to allow a Revolving Loan Advance to be made in the amount Borrower will request in connection with the closing of such Permitted Acquisition. Such proforma financial statements shall contain consolidated and consolidating balance sheets, income statements, statements of cash flows and such other reports and disclosures of Borrower as well as the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) and shall cover such forecast periods, as Administrative Agent may in its discretion require. Borrower shall also provide to Administrative Agent copies of the audited financial statements (if available, or unaudited financial statements if no audited financial statements exist) for the Target Company for the three fiscal years most recently ended and for each of the completed fiscal quarters in the then current fiscal year.

14.25. Rate Agreement. Within 120 days of the Effective Date, Borrower shall secure a Rate Agreement with a counter-party acceptable to Administrative Agent, upon terms satisfactory to Administrative Agent with respect to a notional principal amount equal to or greater than 25% of the sum of the outstanding principal balance of the Aggregate Term Loan A and Aggregate Term Loan B and with a term expiring no sooner than three years from the execution date of such Rate Agreement. Borrower shall assign its rights under the Rate Agreement to Administrative Agent for the benefit of Lenders as security for the Loans pursuant to an assignment satisfactory to Administrative Agent.

14.26. Acquisition Documents. Borrower shall fully perform in all material respects all of its obligations under all Acquisition Documents, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder. Without limiting the generality of the foregoing, Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have a Material Adverse Effect upon, the full enforcement of all indemnification rights under all the Acquisition Documents. Borrower shall not, without Administrative Agent’s prior written consent, modify, amend, supplement, compromise, satisfy, release or discharge any material provision of the Acquisition Documents, any material collateral securing the same, any Person liable directly or indirectly with respect thereto, or any material agreement relating to the Acquisition Documents or the collateral therefor. Borrower shall notify Administrative Agent in writing promptly after Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of the Acquisition Documents to the extent such claims in the aggregate exceed $100,000.00, and shall diligently pursue such right and report to Administrative Agent on all further developments with respect thereto. If an Event of Default then exists, Borrower shall remit directly to Administrative Agent, for application to the Loan Obligations in such order as Administrative Agent determines, all amounts received by Borrower as indemnification or otherwise pursuant to the Acquisition Documents. If

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Borrower fails after Administrative Agent’s demand to pursue diligently any right under any of the Acquisition Documents, or if an Event of Default then exists, then Administrative Agent may directly enforce such right in its own or Borrower’s name and may enter into such settlements or other agreements with respect thereto as Administrative Agent determines. Notwithstanding the foregoing, Borrower shall at all times remain liable to observe and perform all of its duties and obligations under all the Acquisition Documents, and Administrative Agent’s exercise of any of its rights with respect to the Collateral shall not release Borrower from any of such duties or obligations. Administrative Agent shall not be obligated to perform or fulfill any of Borrower’s duties or obligations under any of the Acquisition Documents or to make any payment thereunder, or to make any inquiry as to the sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts, or any delivery of any property.

14.27. Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as Administrative Agent may from time to time reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

15. Negative Covenants. Each Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is zero, Borrower shall not, directly or indirectly, do any of the following, or permit any Covered Person to do any of the following, without the prior written consent of Required Lenders:

15.1. Investments. Make any Investments in any other Person except the following:

15.1.1. Investments in (i) interest-bearing obligations of the United States government or any department, agency or instrumentality thereof; (ii) certificates of deposit issued by any Lender; (iii) prime commercial paper rated A1 or better by Standard and Poor’s Corporation or Prime P1 or better by Moody’s Investor Service, Inc.; (iv) agreements involving the sale to a Covered Person of United States government securities and their guarantied repurchase the next Business Day by a commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000.00 (v) certificates of deposit issued by and time deposits with any commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000.00; or (vi) municipal bonds that are rated in either of the two highest rating categories by a nationally recognized rating service.

15.1.2. Accounts arising in the ordinary course of business and payable in accordance with Borrower’s customary trade terms.

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15.1.3. Any Investments that are the Current Acquisition, the Approved Acquisitions or Permitted Acquisitions.

15.1.4. Investments existing on the Execution Date and disclosed in Section 12.19 of the Disclosure Schedule.

15.1.5. Notes received by a Covered Person in settlement of Indebtedness of other Persons to such Covered Person that was incurred in the ordinary course of such Covered Person’s business.

15.1.6. Investments by any Covered Person in any other Covered Person.

15.1.7. Loans to employees of any Covered Person, provided that in no event shall all such loans exceed $500,000 in the aggregate.

15.2. Indebtedness. Create, incur, assume, or allow to exist any Indebtedness of any kind or description, except the following:

15.2.1. Indebtedness to trade creditors incurred in the ordinary course of business, to the extent that it is not overdue past the original due date by more than 90 days, provided that Indebtedness that is overdue past its original due date by more than ninety (90) days will be considered Permitted Indebtedness if it is the subject of a good faith dispute and Borrower has established appropriate reserves adequate to pay such items in accordance with GAAP.

15.2.2. The Loan Obligations.

15.2.3. Indebtedness secured by Permitted Security Interests.

15.2.4. Indebtedness under Capital Leases to the extent it does not exceed $3,500,000.00 in the aggregate at any time and is on terms approved in advance in writing by Administrative Agent.

15.2.5. Indebtedness owed by one Covered Person to another Covered Person.

15.2.6. The Interest Hedge Obligation pursuant to Section 14.25.

15.2.7. The Indebtedness set forth on Section 15.2.7 of the Disclosure Schedule.

15.2.8. Indebtedness incurred in connection with Permitted Acquisitions that does not exceed $2,500,000.00.

15.3. Prepayments. Voluntarily prepay any Indebtedness other than (a) the Loan Obligations in accordance with the terms of the Loan Documents, (b) trade payables in the ordinary course of business, and (c) Operating and Capital Lease obligations.

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15.4. Indirect Obligations. Create, incur, assume or allow to exist any Indirect Obligations except the Permitted Indebtedness and except Indirect Obligations existing on the Execution Date and disclosed on Section 12.21 of the Disclosure Schedule.

15.5. Security Interests. Create, incur, assume or allow to exist any Security Interest upon all or any part of its property, real or personal, now owned or hereafter acquired (including, without limitation, any Account with respect to which the Account Debtor is the United States or any department, agency, public corporation or other instrumentality thereof), except the following:

15.5.1. Security Interests for taxes, assessments or governmental charges not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

15.5.2. Security Interests arising out of deposits in connection with workers’ compensation insurance, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

15.5.3. Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.

15.5.4. Security Interests imposed by any Law, such as mechanics’, workmen’s, materialmen’s, landlords’, carriers’, or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower’s books.

15.5.5. Purchase money Security Interests securing payment of the purchase price of capital assets acquired by a Covered Person after the Execution Date in an aggregate principal amount outstanding at any one time that does not exceed the lesser of $1,000,000.00 or the maximum limit permitted for Capital Expenditures hereunder.

15.5.6. Security Interests securing the Loan Obligations in favor of Administrative Agent for the benefit of Lenders.

15.5.7. Security Interests existing on the Execution Date that are disclosed in Section 12.30 of the Disclosure Schedule and are satisfactory to Lenders.

15.5.8. Security Interests arising in connection with Permitted Acquisitions to the extent of the limitations set forth in Section 15.2.8.

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15.5.9. Security Interests granted under Capital Leases to the extent of the limitations set forth in Section 15.2.4 and security interests granted under Operating Leases.

15.6. No Amendments to Acquisition Documents. Agree to, acquiesce to, or consent to any amendment, modification, supplement, restatement, replacement or change to any of the documents executed in connection with any of the Acquisition Documents if such change would be reasonably likely to have a Material Adverse Effect.

15.7. Acquisitions. Acquire a controlling interest in the stock, membership interests, or any other equity interest in a Person, or acquire all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), except for the Current Acquisition, the Approved Acquisitions and Permitted Acquisitions. Permitted Acquisition means an acquisition (other than the Current Acquisition or the Approved Acquisitions) of a controlling interest in the stock, membership interests, or any other equity interest in a Person, or the acquisition of all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), which satisfies each of the following conditions: (i) Borrower or any Subsidiary of Borrower is the Acquiring Company, (ii) if the acquisition is structured as a merger, Borrower or any Subsidiary of Borrower is the Surviving Company, (iii) Target Company is in a substantially similar line of business as Borrower or another Covered Person, (iv) Target Company has an EBITDA in excess of zero for the twelve month period ended on the date such acquisition is consummated, (v) there is no Existing Default, and no Default or Event of Default will occur or is reasonably likely to occur as a result of or due to such acquisition, (vi) Borrower has fully complied with Section 14.24 of this Agreement with respect to such acquisition, (vii) the Maximum Available Amount is at least $2,000,000.00 after giving effect to such acquisition, (viii) the purchase price (including without limitation any deferred purchase price, seller notes, assumed Indebtedness, or similar items) together with all expenses incurred in connection with such acquisition does not exceed $5,000,000.00 for any single acquisition or $10,000,000.00 in the aggregate during any fiscal year of Borrower, (ix) simultaneously with the closing of such acquisition, the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) executes and delivers to Administrative Agent (a) such documents necessary to grant to Administrative Agent for the benefit of the Lenders a first priority Security Interest in all of the assets of such Target Company or Surviving Company, each in form and substance satisfactory to Administrative Agent (and if the Target Company becomes a Subsidiary of any Covered Person, such Covered Person executes and delivers to Administrative Agent a Pledge Agreement granting to Administrative Agent for the benefit of the Lenders a first priority security interest in 100% of the capital stock or other equity interests of such Target Company, along with the original stock certificates, if any, and stock powers executed in blank, each in form and substance satisfactory to Administrative Agent), and (b) an unlimited Guaranty of the Loan Obligations, or at the option of Administrative Agent in Administrative Agent’s absolute discretion, a joinder

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agreement satisfactory to Administrative Agent in which such Target Company or Surviving Company becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, (x) prior to the closing of such acquisition, a Responsible Officer of Borrower delivers to Administrative Agent a certificate on behalf of Borrower certifying that such acquisition is a Permitted Acquisition, and (xi) such acquisition is friendly, rather than hostile, in nature.

15.8. Bailments; Consignments; Warehousing. Store any Inventory or other assets in excess of $250,000.00 in the aggregate with a bailee, warehouseman, consignee or pursuant to an express or implied agreement establishing a bailment or consignment of Inventory or similar arrangement, unless Administrative Agent has received a written acknowledgment satisfactory to Administrative Agent from the third party involved which acknowledges the prior perfected Security Interest of Administrative Agent for the benefit of Lenders in such Inventory.

15.9. Disposal of Property. Sell, transfer, exchange, lease, or otherwise dispose of any of its assets except (i) sales of Inventory in the ordinary course of business, (ii) the sales of obsolete or unused assets, (iii) sales of assets that are replaced by comparable assets of comparable or better quality; and (iv) sales of other assets that do not exceed $500,000.00 per year in the aggregate.

15.10. Distributions. Directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person other than from one Covered Person to another; provided that: (1) the payment of cash dividends in an amount not to exceed five cents per share per calendar quarter, up to a maximum of $3,500,000.00 per fiscal year and (2) the Repurchases shall be permitted so long as there is no Default hereunder at the time of declaration of such Distribution or Repurchases. For purposes of this Section, a Distribution means and includes (i) any cash dividend or payment, (ii) any retirement or prepayment of debt securities (other than the Loan Obligation or as otherwise permitted hereunder) before their regularly scheduled maturity dates, (iii) any loan or advance to a shareholder or partner (other than Permitted Investments), (iv) any direct or indirect purchase, redemption or other acquisition or retirement of any class of its capital stock other than repurchases of Borrower’s capital stock made in connection with the exercise by employees of stock options either by (x) the acquisition of shares from an employee in payment of the exercise price for options, or (y) the withholding of shares in payment of an employee’s tax obligations in connection with such exercise.

15.11. Change of Control. Merge or consolidate with or into another Person provided that a Covered Person shall be permitted to merge or consolidate with or into another Covered Person upon advance written notice to Administrative Agent, or permit any Person or Group (i) to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of securities representing 49% or more of the voting power of Borrower’s then outstanding securities having the power to vote or 49% or more of Borrower’s then outstanding capital stock, or (ii) to acquire the power to elect a majority of the Board of Directors of Borrower.

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15.12. Amendment to Charter Documents. Amend, modify, supplement, restate, replace, or change any of its Charter Documents, except to the extent such change could not reasonably be expected to adversely affect Administrative Agent or any Lender.

15.13. Capital Structure; Equity Securities. Make any change in capital structure which has or is reasonably likely to have a Material Adverse Effect; or issue or create any stock, membership interest, or other equity interest (or class or series thereof, or non-equity interest that is convertible into stock, membership interests or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations.

15.14. Change of Business. Engage in any business other than substantially as conducted on the Effective Date.

15.15. Transactions With Affiliates. Enter into or be a party to any transaction or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate other than a Covered Person, or make any loans or advances to any Affiliate other than a Covered Person, except that each Covered Person may engage in such transactions in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm’s-length transaction with a non-Affiliate. No Covered Person may pay any management or other fees to any Affiliate that is not a Covered Person; provided, however, that no such management fees may be paid while there is an Existing Default, and any such management fees which are not paid when due as a result of this sentence may be subsequently paid only at such time as (i) there is no Existing Default, and (ii) the payment of such management fee would not cause a Default to occur or result in a Default.

15.16. Conflicting Agreements. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

15.17. Sale and Leaseback Transactions. Enter into any agreement or arrangement with any Person providing for any Covered Person to lease or rent property that Borrower has or will sell or otherwise transfer to such Person.

15.18. New Subsidiaries. Organize, create or acquire any Subsidiary unless it is part of the Current Acquisition, an Approved Acquisition or a Permitted Acquisition or Borrower has obtained the prior written consent of Administrative Agent thereto (which consent shall not be unreasonably withheld) and contemporaneously with the organization, creation or acquisition of such Subsidiary, the applicable Covered Person and such Subsidiary executes and delivers to Administrative Agent for the benefit of Lenders the following additional documents: an unlimited guaranty of the Loan Obligations by such Subsidiary, a pledge of the capital stock or membership interests of such Covered Person in such Subsidiary, and other Security Documents requested by

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Administrative Agent so as to grant Administrative Agent, for the benefit of the Lenders, a perfected, first priority security interest in all real and personal property of such Subsidiary subject to Permitted Security Interests, together with an opinion letter from counsel for such Subsidiary. Such counsel shall be acceptable to Administrative Agent and such opinion letter shall be substantially similar to the opinion letter(s) received on the Effective Date.

15.19. Fiscal Year. Change its fiscal year (currently April 1 -March 31), without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld.

15.20. Leases. Enter into any Capital Leases except as permitted by Section 16.2 and Section 15.2.

15.21. Transactions Having a Material Adverse Effect on Covered Person. Enter into any transaction which has or is reasonably likely to have a Material Adverse Effect on any Covered Person; or enter into any transaction, or take or contemplate taking any other action, or omit or contemplate omitting to take any action, which any Responsible Officer knows, or reasonably should know is likely to cause a Default or Event of Default hereunder.

16. Financial Covenants.

16.1. Special Definitions. As used in this Section 16 and elsewhere herein, the following capitalized terms have the following meanings:

EBITDA means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) (A) Interest Expense in such period, (B) income tax expense in such period, (C) amortization of good will and depreciation expense taken in such period, and (D) any extraordinary loss in such period, minus (ii) any extraordinary gain in such period. For any period during which a Target Company is acquired, EBITDA shall be calculated on a proforma basis as if such Target Company had been acquired on the first day of such period.

Interest Expense means for any period of calculation, all interest, whether paid in cash or accrued as a liability, but without duplication, on Indebtedness of Borrower and each Covered Person during such period.

Fixed Charges means, for any period of calculation, the sum of (i) Interest Expense, (ii) all scheduled principal payments on long term Indebtedness of Borrower (including the Term Loan), (iii) management fees or other fees paid by Borrower to any Affiliate of a Covered Person which is not a Covered Person or any other Person which is not a Covered Person, and (iv) Distributions, excluding, however, Repurchases that are financed with proceeds from Revolving Loan Advances, but only to the extent the

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cumulative aggregate amount of such financed Repurchases is less than Five Million and No/100 Dollars ($5,000,000.00).

Senior Indebtedness means the outstanding balance of the Loan Obligations at the time of calculation.

Total Indebtedness means the sum of Senior Indebtedness and the unamortized capitalized amount of all Capital Leases.

All other capitalized terms used in this Section 16 shall have their meanings and shall be determined under GAAP.

16.2. Capital Expenditures. Borrower shall not make Capital Expenditures (exclusive of the Current Acquisition, Approved Acquisitions and Permitted Acquisitions) in excess of $13,000,000.00 in the aggregate annually for any of the fiscal years ending on March 31 prior to the Term Loan Maturity Date and on the Term Loan Maturity Date.

16.3. Minimum Fixed Charge Coverage. The ratio of Borrower’s: (i) EBITDA minus federal, state and local income taxes paid and Capital Expenditures to (ii) Fixed Charges for the four quarter period then ended, calculated as of the last day of each such period (as set forth below), shall not be less than the ratio specified for such period:

Minimum Fixed Charge
Last Day of Period	Coverage Ratio
Fiscal Quarter ending 3/31/04	1.10 to 1
Fiscal Quarter ending 6/30/04	1.10 to 1
Fiscal Quarter ending 9/30/04	1.10 to 1
Fiscal Quarter ending 12/31/04	1.10 to 1
Fiscal Quarter ending 3/31/05	1.10 to 1
Fiscal Quarter ending 6/30/05	1.10 to 1
Fiscal Quarter ending 9/30/05	1.10 to 1
Fiscal Quarter ending 12/31/05	1.10 to 1
Fiscal Quarter ending 3/31/06	1.10 to 1
Fiscal Quarter ending 6/30/06	1.10 to 1
Fiscal Quarter ending 9/30/06	1.15 to 1
Fiscal Quarter ending 12/31/06	1.15 to 1
Fiscal Quarter ending 3/31/07	1.15 to 1
Fiscal Quarter ending 6/30/07	1.15 to 1
Fiscal Quarter ending 9/30/07	1.20 to 1
Fiscal Quarter ending 12/31/07	1.20 to 1
Fiscal Quarter ending 3/31/08	1.25 to 1
Fiscal Quarter ending 6/30/08	1.25 to 1
Fiscal Quarter ending 9/30/08	1.25 to 1
Fiscal Quarter ending 12/31/08	1.25 to 1

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Minimum Fixed Charge
Last Day of Period	Coverage Ratio
Fiscal Quarter ending 3/31/09	1.25 to 1

16.4. Maximum Ratio of Total Indebtedness to EBITDA. The ratio of Borrower’s Total Indebtedness to EBITDA for each fiscal period specified below, calculated as of the last day of each such period, shall not be greater than the ratio specified for such period:

Maximum Ratio of Total Indebtedness to
Period	EBITDA*
Fiscal Quarter ending 3/31/04	1.75 to 1
Fiscal Quarter ending 6/30/04	1.75 to 1
Fiscal Quarter ending 9/30/04	1.75 to 1
Fiscal Quarter ending 12/31/04	1.50 to 1
Fiscal Quarter ending 3/31/05	1.50 to 1
Fiscal Quarter ending 6/30/05	1.25 to 1
Fiscal Quarter ending 9/30/05	1.25 to 1
Fiscal Quarter ending 12/31/05	1.25 to 1
Fiscal Quarter ending 3/31/06	1.25 to 1
Fiscal Quarter ending 6/30/06	1.25 to 1
Fiscal Quarter ending 9/30/06	1.25 to 1
Fiscal Quarter ending 12/31/06	1.25 to 1
Fiscal Quarter ending 3/31/07	1.25 to 1
Fiscal Quarter ending 6/30/07	1.25 to 1
Fiscal Quarter ending 9/30/07	1.25 to 1
Fiscal Quarter ending 12/31/07	1.25 to 1
Fiscal Quarter ending 3/31/08	1.25 to 1
Fiscal Quarter ending 6/30/08	1.25 to 1
Fiscal Quarter ending 9/30/08	1.25 to 1
Fiscal Quarter ending 12/31/08	1.25 to 1
Fiscal Quarter ending 3/31/09	1.25 to 1

     *For purposes of this Section 16.4, EBITDA shall be determined based on a trailing twelve month basis. Adjustments to the above Maximum Ratio of Total Indebtedness to EBITDA schedule to account for consummation of any Approved Acquisition are set forth on Exhibit 16.4.

16.5. Minimum Net Worth. Borrower’s Net Worth shall at no time during any fiscal period specified in the table below be less than the amount specified for such period:

Period	Minimum Net Worth
The end of each fiscal quarter	$120,000,000.00 plus 50% of cumulative quarterly net income after the Effective Date, with no deduction for any quarterly loss, plus 100% of net cash proceeds from the issuance of equity securities after the Effective Date.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

16.6. Minimum EBITDA. Borrower’s EBITDA, for each fiscal period specified below, calculated as of the last day of such fiscal period for the four quarter period then ended, shall at no time be less than the amount specified for such period:

Minimum EBITDA*
Period	($000 omitted)
Fiscal Quarter ending 3/31/04	$29,000
Fiscal Quarter ending 6/30/04	$29,000
Fiscal Quarter ending 9/30/04	$29,500
Fiscal Quarter ending 12/31/04	$30,000
Fiscal Quarter ending 3/31/05	$31,000
Fiscal Quarter ending 6/30/05	$31,000
Fiscal Quarter ending 9/30/05	$31,500
Fiscal Quarter ending 12/31/05	$31,500
Fiscal Quarter ending 3/31/06	$31,500
Fiscal Quarter ending 6/30/06	$32,000
Fiscal Quarter ending 9/30/06	$32,000
Fiscal Quarter ending 12/31/06	$32,000
Fiscal Quarter ending 3/31/07	$32,000
Fiscal Quarter ending 6/30/07	$32,000
Fiscal Quarter ending 9/30/07	$32,000
Fiscal Quarter ending 12/31/07	$32,000
Fiscal Quarter ending 3/31/08	$32,000
Fiscal Quarter ending 6/30/08	$32,000
Fiscal Quarter ending 9/30/08	$32,000
Fiscal Quarter ending 12/31/08	$32,000
Fiscal Quarter ending 3/31/09	$32,000

*For purposes of this Section 16.6, EBITDA shall be determined based on a trailing twelve month basis. Adjustments to the above EBITDA schedule to account for consummation of any Approved Acquisition are set forth on Exhibit 16.6.

17. Default.

17.1. Events of Default. Any one or more of the following shall constitute an event of default (an Event of Default) under this Agreement:

17.1.1. Failure to Pay Principal or Interest. Failure of Borrower to pay any principal of the Loans or interest accrued thereon when due or within two (2) days

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TALX CORPORATION

thereafter, or failure of Borrower to pay any of the other Loan Obligations when due, or within two (2) days thereafter.

17.1.2. Failure to Pay Amounts Owed to Other Persons. Failure of any Covered Person to make any payment due on Indebtedness of such Covered Person over $200,000.00 to Persons (other than Lenders under the Loan Documents) which continues uncured or unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness.

17.1.3. Representations or Warranties. Any of the Representations and Warranties is discovered to have been false in any material respect when made.

17.1.4. Certain Covenants. Failure of any Covered Person to comply with the covenants in Sections 14.1, 14.5, 14.9, 14.10, 14.14, 14.20, 14.23, 14.24, 14.25, 14.26, 15, or 16.

17.1.5. Other Covenants. Failure of any Covered Person to comply with of any of the terms or provisions of any of the Loan Documents applicable to it (other than a failure which constitutes an immediate Event of Default under, or for which some other grace period is specified in any other Section of this 17.1) which is not remedied or waived in writing by Administrative Agent within 30 days after a Responsible Officer becoming aware of such failure.

17.1.6. Acceleration of Other Indebtedness. Any Obligation (other than a Loan Obligation) of a Covered Person for the repayment of $200,000.00 or more of borrowed money becomes or is declared to be due and payable or required to be prepaid (other than by an originally scheduled prepayment) prior to the original maturity thereof.

17.1.7. Default Under Other Agreements. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or event of default continues uncured or unwaived beyond any applicable grace period provided therein and has or is reasonably likely to have a Material Adverse Effect.

17.1.8. Bankruptcy; Insolvency; Etc. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise becomes insolvent (however evidenced); (ii) makes an assignment for the benefit of creditors; (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days; or (vi) takes any action to authorize any of the foregoing.

17.1.9. Judgments; Attachment; Settlement; Etc. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in excess of $200,000.00 and such judgment or order becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal.

17.1.10. Pension Benefit Plan Termination, Etc. Any Pension Benefit Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan; or any event which constitutes grounds either for the termination of any Pension Benefit Plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event; or any voluntary termination of any Pension Benefit Plan which is a defined benefit pension plan as defined in Section 3(35) of ERISA while such defined benefit pension plan has an accumulated funding deficiency, unless Administrative Agent has been notified of such intent to voluntarily terminate such plan and Required Lenders have given their consent and agreed that such event shall not constitute a Default; or the plan administrator of any Pension Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(1) of the Code and Required Lenders determine that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate of any Covered Person to a liability in excess of $200,000.00.

17.1.11. Liquidation or Dissolution. A Covered Person files a certificate of dissolution under applicable state Law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business, or takes any corporate action in furtherance thereof, except in connection with the consolidation of such a Covered Person and its assets with another Covered Person and its assets.

17.1.12. Seizure of Assets. All or any material part of the property of any Covered Person is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of any Covered Person shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

17.1.13. Racketeering Proceeding. There is filed against any Covered Person any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding is not dismissed within 120 days and could result in the confiscation or forfeiture of any material portion of the Collateral.

17.1.14. Loan Documents; Security Interests. For any reason other than the failure of Administrative Agent to take any action available to it to maintain perfection of the Security Interests created in favor of Administrative Agent for the benefit of Lenders pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Security Interest with respect to any portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Security Interests (other than the Permitted Security Interests) or is terminated, revoked or declared void or invalid.

17.1.15. Loss to Collateral. Any loss, theft, damage or destruction of any item or items of Collateral occurs which either (i) has or is reasonably likely to have a Material Adverse Effect on any other Covered Person or (ii) materially and adversely affects the operation of Borrower’s business and is not covered by insurance as required herein.

17.1.16. Guaranty; Guarantor. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty or any Guarantor fails to comply with any of the terms or provisions of any Guaranty, or any representation or warranty of any Guarantor therein is false in any material respects, or any Guarantor denies that it has any further liability under any Guaranty or gives notice to Lender to such effect, or any Guarantor fails to furnish the financial statements required under any Guaranty.

17.2. Cross Default. An Event of Default under this Agreement will automatically and immediately constitute a default under all other Loan Documents without regard to any requirement therein for the giving of notice or the passing of time.

17.3. Rights and Remedies.

17.3.1. Termination of Commitments. Upon an Event of Default described in Section 17.1.8, the Commitments shall be deemed canceled. Upon any other Event of Default, and at any time thereafter, Required Lenders may cancel the Commitments. Such cancellation may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

17.3.2. Acceleration. Upon an Event of Default described in Section 17.1.8, all of the outstanding Loan Obligations shall automatically become immediately due and payable. Upon any other Event of Default, and at any time thereafter, Required Lenders may declare all of the outstanding Loan Obligations

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TALX CORPORATION

immediately due and payable. Such acceleration may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

17.3.3. Right of Setoff. So long as there is any Event of Default in existence, each Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to the fullest extent permitted by law, to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by such Lender (or its Affiliate) to or for the credit or the account of Borrower, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes or any Guaranty and although such Loan Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may otherwise have. All amounts received by each Lender on account of the Loan Obligations pursuant to this Section shall be paid over promptly to Administrative Agent for distribution to Lenders as provided in this Agreement and shall be applied as provided in this Agreement.

17.3.4. Notice to Account Debtors. Upon the occurrence of any Event of Default and at any time and from time to time thereafter so long as such Event of Default is continuing, Administrative Agent may (if Required Lenders concur), without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to Administrative Agent for the benefit of Lenders and that Administrative Agent has a Security Interest therein for the benefit of Lenders, and Administrative Agent may direct, or Borrower, at Administrative Agent’s request, shall direct, any or all Account Debtors to make all payments upon the Accounts directly to Administrative Agent for the benefit of Lenders.

17.3.5. Entry Upon Premises and Access to Information. Upon the occurrence of an Event of Default and acceleration of the Loan Obligations as provided herein, and at any time thereafter: Administrative Agent may (i) enter upon the premises leased or owned by Borrower where Collateral is located (or is believed to be located) without any obligation to pay rent to Borrower, or any other place or places where Collateral is believed to be located, (ii) render Collateral usable or saleable, (iii) remove Collateral therefrom to the premises of Administrative Agent or any agent of Administrative Agent for such time as Administrative Agent may desire in order effectively to collect or liquidate Collateral, (iv) take possession of, and make copies and abstracts of, Borrower’s original books and records, obtain access to Borrower’s data processing equipment, computer hardware and software relating to any of the Collateral and use all of the foregoing and the information contained therein in any manner Administrative Agent deems appropriate in connection with the exercise of Administrative Agent’s rights, and (v) notify postal authorities to change the address for delivery of Borrower’s mail to an address designated by Administrative Agent and to receive, open and process all mail addressed to Borrower.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

17.3.6. Completion of Uncompleted Inventory Items. Upon the occurrence of an Event of Default and at any time and from time to time thereafter so long as an Event of Default is continuing, Administrative Agent may request that Borrower, and Borrower shall upon such request, use Borrower’s best efforts to obtain the consent of its and any other Covered Person’s customers to the completion (before or after foreclosure by Administrative Agent of its security interest therein) of the manufacture of all uncompleted Inventory items that Borrower or any other Covered Person was manufacturing for such customers pursuant to contracts or accepted purchase orders, and the commitment by such customers to purchase such items upon their completion as provided in the relevant contracts or accepted purchase orders. Borrower shall, as an uncompensated agent for Lenders, complete or cause to be completed the manufacture and shipment of all such items as provided in the relevant contracts or accepted purchase orders if Administrative Agent so directs.

17.3.7. Borrower’s Obligations. Upon the occurrence of an Event of Default and during its continuance, Borrower shall, if Administrative Agent so requests, assemble all the movable tangible Collateral and make it available to Administrative Agent at a place or places to be designated by Administrative Agent in its discretion.

17.3.8. Secured Party Rights. Upon an Event of Default and acceleration of the Loan Obligations as provided herein, and at any time and from time to time thereafter:

17.3.8.1. Administrative Agent may exercise any or all of its rights under the Security Documents as a secured party under the UCC and any other applicable Law; and

17.3.8.2. Administrative Agent may sell or otherwise dispose of any or all of the Collateral at public or private sale in a commercially reasonable manner, which sale Administrative Agent may postpone from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement at any adjourned sale without being required to give a new notice of sale, all as Administrative Agent deems advisable, for cash or credit. Administrative Agent or any Lender may become the purchaser at any such sale if permissible under applicable Law, and such Lender may, in lieu of actual payment of the purchase price, setoff the amount thereof against Borrower’s obligations owing to Lender, and Borrower agrees that such Lender has no obligation to preserve rights to Collateral against prior parties or to marshal any Collateral for the benefit of any Person.

In connection with and for the sole purpose of the advertising for sale, further manufacture, selling, or otherwise realizing upon any of the Collateral securing the obligations of Borrower to Lender, to the extent Administrative Agent has not foreclosed upon its Security Interest in the following, Administrative Agent may

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TALX CORPORATION

use and is hereby granted a license to use, without charge or liability to Administrative Agent or Lenders therefor, any of Borrower’s or any other Covered Person’s labels, trade names, trademarks, trade secrets, service marks, patents, patent applications, licenses, certificates of authority, advertising materials, or any of Borrower’s or any other Covered Person’s other properties or interests in properties of similar nature, to the extent that such use thereof is not prohibited by agreements under which Borrower or such other Covered Person has rights therein, and all of Borrower’s rights under license, franchise and similar agreements shall inure to Lenders’ benefit.

17.3.9. Joint and Several. Each Obligation and liability to the Letter of Credit Issuer, Administrative Agent and each Lender of Borrower, including, without limitation, the Loan Obligations, are the joint and several obligations of Borrower, and each Guarantor and Administrative Agent may proceed directly against Borrower, any Guarantor, all of the foregoing, or any one of the foregoing or any combination of the foregoing, without first proceeding against Borrower, or without joining all Persons liable or potentially liable for any portion of the Loan Obligations in one action.

17.3.10. Miscellaneous. Upon the occurrence of an Event of Default and at any time thereafter so long as such Event of Default is continuing, Lenders may exercise any other rights and remedies available to Lenders under the Loan Documents or otherwise available to Lenders at law or in equity.

17.4. Application of Funds. Any funds received by Lenders or Administrative Agent for the benefit of Lenders with respect to any Loan Obligation after its Maturity, including proceeds of Collateral, shall be applied as follows: (i) first, to reimburse Lenders pro-rata for any amounts due to Lenders under Section 20.9; (ii) second, to reimburse to Administrative Agent all unreimbursed costs and expenses paid or incurred by Administrative Agent that are payable or reimbursable by Borrower hereunder; (iii) third, to reimburse to Lenders pro-rata all unreimbursed costs and expenses paid or incurred by Lenders (including costs and expenses incurred by Administrative Agent as a Lender that are not reimbursable as provided in the preceding clause) that are payable or reimbursable by Borrower hereunder; (iv) fourth, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder (other than the Loans and interest accrued thereon); (v) fifth, to the payment of the Loans of each of the Lenders and interest accrued thereon (which payments shall be pro rata to each of the Lenders in accordance with the amount of the Loans outstanding) and to the payment (pari passu with the foregoing) of any Interest Hedge Obligations (vi) sixth, to Letter of Credit Issuer as cash collateral for the Letter of Credit Exposure; and (vii) seventh, to the payment of the other Loan Obligations. Any remaining amounts shall be applied to payment of all the Obligations to Administrative Agent. Any further remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided otherwise herein, Lenders may apply and reverse and reapply, payments and proceeds of the Collateral to the Loan Obligations in such order and manner as Lenders

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TALX CORPORATION

determine in their absolute discretion. Borrower hereby irrevocably waives the right to direct the application of payments and proceeds of the Collateral.

17.5. Limitation of Liability; Waiver. Administrative Agent and Lenders shall not be liable to Borrower as a result of any commercially reasonable possession, repossession, collection or sale by Administrative Agent of Collateral; and Borrower hereby waives all rights of redemption from any such sale and the benefit of all valuation, appraisal and exemption Laws. If Administrative Agent seeks to take possession of any of the Collateral by replevin or other court process, Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that Administrative Agent retain possession and not dispose of any Collateral until after trial or final judgment, and (iv) to the extent permitted by applicable Law, all rights to notice and hearing prior to the exercise by Administrative Agent of Administrative Agent’s right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. Administrative Agent shall have no obligation to preserve rights to the Collateral or to marshall any Collateral for the benefit of any Person.

17.6. Notice. Any notice of intended action required to be given by Administrative Agent (including notice of a public or private sale of Collateral), if given as provided in Section 21.1 at least 10 days prior to such proposed action, shall be effective and constitute reasonable and fair notice to Borrower.

18. Administrative Agent and Lenders.

18.1. Appointment, Powers, and Immunities. LaSalle is hereby appointed Administrative Agent hereunder and under each of the other Loan Documents. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 18.5 and the first sentence of Section 18.6 hereof shall include its affiliates and its own and its affiliates’ officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Covered Person or any other Person to perform any of its obligations thereunder or the validity or priority of any Security Interest in any Collateral; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Covered Person or the

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TALX CORPORATION

satisfaction of any condition or to inspect the property (including the books and records) of any Covered Person or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

18.2. Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Covered Person), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 20.4 hereof. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

18.3. Employment of Agents and Counsel. Administrative Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be liable to any Lender, except with respect to money or securities received by it or such agents or attorneys-in-fact, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and shall not be liable to any Lender for acting or failing to act as advised by such counsel, except where doing so violates an express obligation of Administrative Agent under the Loan Documents.

18.4. Defaults. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a Notice of Default. In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give notice thereof to the Lenders. Administrative Agent shall (subject to Section 18.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided

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TALX CORPORATION

that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

18.5. Rights as Lender. With respect to its Commitment and the Loans made by it, LaSalle (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term Lender or Lenders shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. LaSalle (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Covered Person or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and LaSalle (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Covered Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders. The Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to the Lenders.

18.6. Indemnification. Whether or not the transactions contemplated hereby are consummated, Lenders agree to reimburse and indemnify Administrative Agent upon demand (to the extent not reimbursed under Section 20.8, but without limiting the obligations of Borrower under Section 20.8) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under Section 20.8, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

18.7. Notification of Lenders. Each Lender agrees to use its good faith efforts, upon becoming aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Covered Person, to promptly notify Administrative Agent thereof. Administrative Agent shall promptly deliver to each Lender copies of every written

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notice, demand, report (including any financial report), or other writing which Administrative Agent gives to or receives from Borrower and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Covered Person, or (b) is otherwise delivered to Administrative Agent by Borrower pursuant to the Loan Documents and is deemed material information by Administrative Agent in its sole discretion. Administrative Agent and its directors, officers, agents, and employees shall have no liability to any Lender for failure to deliver any such item to such Lender unless the failure constitutes gross negligence or willful misconduct.

18.8. Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that Administrative Agent has not made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by Administrative Agent to any Lender. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Covered Persons and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Covered Person or any of its Subsidiaries or Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

18.9. Resignation. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America having a combined capital and surplus of at least $1,000,000,000.00. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $1,000,000,000.00. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. If no successor has accepted appointment as Administrative Agent within thirty (30) days after the date on which Administrative Agent first attempts to appoint a successor Administrative Agent, the resigning Administrative Agent’s resignation shall

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nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor which accepts such appointment. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 18.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

18.10. Collections and Distributions to Lenders by Administrative Agent. Except as otherwise provided in this Agreement, all payments of interest, fees, principal and other amounts received by Administrative Agent for the account of Lenders shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the outstanding Loan Obligations at the time of such distribution on the same Business Day when received, unless received after 1:00 p.m. (Local Time) in which case they shall be so distributed by 1:00 p.m. (Local Time) on the next Business Day. All amounts received by any Lender on account of the Loan Obligations, including amounts received by way of setoff, shall be paid over promptly to Administrative Agent for distribution to Lenders as provided above in this Section. Such distributions shall be made according to instructions that each Lender may give to Administrative Agent from time to time.

19. Change in Circumstances.

19.1. Compensation for Increased Costs and Reduced Returns.

19.1.1. Law Changes or Tax Impositions. If, after the Effective Date, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

(i) subjects such Lender (or its Applicable Lending Office) to any Tax with respect to any Eurodollar Loans or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any Eurodollar Loans (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

(ii) imposes, modifies, or deems applicable any reserve, special deposit, assessment or similar requirement (other than the reserve requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

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(iii) imposes on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London Interbank market any other condition affecting this Agreement, its Commitments or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes with respect to any Loans, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section 19.1.1, Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or continue Loans of the type with respect to which such compensation is requested, or to convert Loans of any other type into Loans of such type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 19.5 shall be applicable); provided, however, that such suspension shall not affect the right of such Lender to receive the compensation so requested.

19.1.2. Capital Adequacy. If, after the Effective Date, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

19.1.3. Notice to Borrower. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 19.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 19.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the

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absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

19.2. Market Failure. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

(i) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

(ii) the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans, or to convert Eurodollar Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans either prepay such Loans or convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

19.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify Borrower thereof and such Lender’s obligation to make, continue Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 19.5 shall be applicable).

19.4. Compensation. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

(i) any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to the terms hereof) on a date other than the last day of the Interest Period for such Eurodollar Loan; or

(ii) any failure by Borrower for any reason to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Agreement.

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If a Lender claims compensation under this Section 19.4, such Lender shall furnish a certificate to Borrower that states the amount to be paid to it hereunder and includes a description of the method used by such Lender in calculating such amount. Borrower shall have the burden of proving that the amount of any such compensation calculated by a Lender is not correct. Any compensation payable by Borrower to a Lender under this Section 19.4 shall be payable without regard to whether such Lender has funded its pro-rata share of any Eurodollar Advance or Eurodollar Loan through the purchase of deposits in an amount or of a maturity corresponding to the deposits used as a reference in determining the Eurodollar Rate.

19.5. Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to continue any Eurodollar Loans, or to convert any Base Rate Loan into a Eurodollar Loan shall be suspended pursuant to Section 19.1, 19.2, or 19.3 (such Loans being herein called Affected Loans), such Lender’s Affected Loans shall be automatically and immediately converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a conversion required by Section 19.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 19.1, 19.2, or 19.3 that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Affected Loans shall continue to be made and applied as provided for herein; and

(ii) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be converted into Eurodollar Loans shall be converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 19.1, 19.2, or 19.3 hereof that gave rise to the conversion of such Lender’s Affected Loans pursuant to this Section 19.5 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the type of the Affected Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the type of the Affected Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the type of the Affected Loans and by such Lender are held pro rata (as to principal amounts, type of interest, and Interest Periods) in accordance with their respective Commitments.

19.6. Taxes.

19.6.1. Gross-Up. Any and all payments by Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan

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Document shall be made free and clear of and without deduction for any and all Taxes, whether imposed now or in the future, excluding, in the case of each Lender and the Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof. If Borrower is required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable will be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 19.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as Impositions). Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Impositions (including, without limitation, any Taxes or Impositions imposed or asserted by any jurisdiction on amounts payable under this Section 19.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Within 30 days after the date of any payment of Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of the receipt evidencing such payment.

19.6.2. Lenders’ Undertakings.

(i) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue

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Service, and (iii) any other form or certificate required by any Governmental Authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Documents. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to this Section 19.6.2 (unless such failure is due to a change in treaty or Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 19.6.1 with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

(ii) If Borrower is required to pay additional amounts to or for the account of any Lender or Administrative Agent pursuant to this Section 19.6.2, then such Lender or the Administrative Agent will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender or the Administrative Agent, as the case may be, is not otherwise disadvantageous to such Lender or the Administrative Agent, as the case may be.

19.6.3. Survival of Borrower’s Obligations. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 19.6 shall survive the termination of the Commitments, the expiration of the Letters of Credit, the indefeasible full payment and satisfaction of all of the Loan Obligations, and the release of the Collateral.

19.7. Usury. Notwithstanding any provisions to the contrary in Section 4 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 19.7, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) if the outstanding Loan Obligations have not been accelerated as provided in Section 17.3.2, any such excess interest that has been paid by Borrower shall be refunded; (iii) if the outstanding Loan Obligations have been accelerated as provided in Section 17.3.2, any such excess that has been paid by Borrower shall be applied to the Loan Obligations as provided in Section 17.4; and (iv) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.

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20. General.

20.1. Lenders’ Right to Cure. Required Lenders may from time to time, in their absolute discretion, for Borrower’s account and at Borrower’s expense, pay (or, with the consent of Required Lenders, make a Revolving Loan Advance to pay) any amount or do any act required of Borrower hereunder or requested by Administrative Agent or Required Lenders to preserve, protect, maintain or enforce the Loan Obligations, the Collateral or Administrative Agent’s Security Interests therein for the benefit of Lenders, and which Borrower fails to pay or do, including payment of any judgment against Borrower, insurance premium, taxes or assessments, warehouse charge, finishing or processing charge, landlord’s claim, and any other Security Interest upon or with respect to the Collateral provided that neither Administrative Agent nor any Lender shall take any such actions if there is no Event of Default, Borrower is disputing such item(s) in good faith and Borrower establishes appropriate reserves adequate to pay any such item(s) in accordance with GAAP in the event that Borrower does not prevail in such a dispute. All payments that Lenders make pursuant to this Section and all out-of-pocket costs and expenses that Lenders pay or incur in connection with any action taken by them hereunder shall be a part of the Loan Obligations, the repayment of which shall be secured by the Collateral. Any payment made or other action taken by Lenders pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender’s other rights and remedies with respect thereto.

20.2. Rights Not Exclusive. Every right granted to Administrative Agent and Lenders hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

20.3. Survival of Agreements. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Administrative Agent and Lenders, including Borrower’s obligations under Sections 20.8 and 20.9, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, whether or not indefeasible, the return of the Notes to Borrower, the termination of the Commitments and the expiration of all Letters of Credit.

20.4. Assignments.

20.4.1. Permitted Assignments. At any time after the Execution Date, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes payable to it, its Commitments and its Loans), provided that the terms of assignment satisfy the following requirements:

20.4.1.1. Administrative Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld.

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20.4.1.2. Each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement.

20.4.1.3. For each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance in the form attached hereto as Exhibit 20.4.1 together with any Note subject to such assignment and a processing fee of $1,000.00.

20.4.1.4. The minimum Commitment which shall be assigned (which shall include the applicable portion of the assigning Lender’s Revolving Loan Commitment, Term Loan A Commitment, Term Loan B Commitment, and Letter of Credit Commitment) is $5,000,000.00, or such lesser amount which constitutes such Lender’s entire Commitment; provided, however, that no such minimum shall apply between a Lender and its Affiliates, or between one Lender and another Lender or an assignment of all of a Lender’s rights and obligations under this Agreement.

20.4.1.5. The assignee shall have an office located in the United States and is otherwise an Eligible Assignee.

20.4.1.6. If there is no Event of Default in existence as of the date of such assignment, Borrower shall have consented to the assignment, which consent shall not be unreasonably withheld.

20.4.2. Consequences and Effect of Assignments. From and after the effective date specified in any Assignment and Acceptance, the assignee shall be deemed and treated as a party to this Agreement and, to the extent that rights and obligations hereunder and under the Notes held by the assignor have been assigned or negotiated to the assignee pursuant to such Assignment and Acceptance, to have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and of a holder of such Notes, and the assignor shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to the exemption from deduction or withholding of Taxes in accordance with Section 19.6.

20.4.3. Agreements Upon Assignment. By executing and delivering an Assignment and Acceptance, the assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto substantially as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assignor makes no representation or warranty and assumes no responsibility with respect to the

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financial condition of any Covered Person or the performance or observance by any Covered Person of any of its Loan Obligations; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the Financial Statements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Administrative Agent, such assignor, or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of a Note.

20.4.4. Register. Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of Loans owing to, each Lender from time to time (the Register). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 20.4.1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

20.4.5. Notice to Borrower of Assignment. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, if Administrative Agent accepts the assignment contemplated thereby, Administrative Agent shall give prompt notice thereof to Borrower. Borrower shall execute and deliver replacement Notes to the assignor and assignee as requested by Administrative Agent and necessary to give effect to the assignment. If Borrower fails or refuses to execute and deliver such replacement Notes, Administrative Agent may, as agent and attorney-in-fact for Borrower, execute and deliver such replacement Notes on behalf of Borrower. Borrower hereby appoints Administrative Agent as its agent and attorney-in-fact for such purpose and acknowledges that such power is coupled with an interest and therefore irrevocable. Administrative Agent shall not have any liability to

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Borrower or anyone else, including any Lender, as a consequence of exercising such power in any instance.

20.4.6. Assignment to Federal Reserve Bank. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

20.5. Sale of Participations. Each Lender may sell participations to one or more Persons (other than Borrower or an Affiliate of Borrower) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Section 19 and the right of setoff contained in Section 17.3.3, (iv) the amount of the participation shall be in a minimum amount of $1,000,000.00 or such lesser amount which constitutes such Lender’s entire Commitment, provided, however, that no such minimum amount shall apply to participations between any of Lenders or between any Lender and any of its Affiliates; and (v) Borrower, the other Lenders and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans, its Notes and its funding of Advances and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers that (a) decrease the amount of principal of the Loans, (b) reduce the rate at which interest is payable on the Loans, (c) extend the final maturity of the Notes, (d) increase its Commitment (if such increase is to be shared by any such Participant), or (e) release any Guarantor. Notwithstanding the foregoing, the sale of any such participations which require Borrower to file a registration statement with the SEC or under the securities Laws of any state shall not be permitted.

20.6. Intentionally Deleted.

20.7. Information. Any Lender or Administrative Agent may furnish any information concerning Borrower or any of its Subsidiaries in the possession of such Lender or Administrative Agent, as the case may be, from time to time to assignees and participants (including prospective assignees and participants), provided such assignees and participants shall agree to keep such information confidential.

20.8. Payment of Expenses. Borrower agrees to pay or reimburse to Administrative Agent all of Administrative Agent’s out-of-pocket costs incurred in connection with Administrative Agent’s due diligence review before execution of the Loan Documents; the negotiation and preparation of proposals, a commitment letter and the Loan Documents; the syndication of the Loans; the administration of this Agreement, the Loan

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Documents and the Loans; the perfection of Administrative Agent’s Security Interests in the Collateral; the interpretation of any of the Loan Documents; any amendment of or supplementation to any of the Loan Documents; and any waiver, consent or forbearance with respect to any Default or Event of Default. Borrower agrees to pay or reimburse to each Lender all of such Lender’s out-of-pocket costs incurred in connection with the enforcement of such Lender’s rights and remedies under the Loan Documents after a Default or Event of Default. Administrative Agent’s out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by Administrative Agent: title insurance fees and premiums; the cost of searches for Security Interests existing against Covered Persons; recording and filing fees; appraisal fees; environmental consultant fees; litigation costs; and all attorneys’ and paralegals’ expenses and reasonable fees. Each Lender’s out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by a Lender: litigation costs and all attorneys’ and paralegals’ expenses and reasonable fees. Attorneys’ and paralegals’ expenses may include but are not limited to filing charges; telephone, data transmission, facsimile and other communication costs; courier and other delivery charges; and photocopying charges. Litigation costs may include but are not limited to filing fees, deposition costs, expert witness fees, expenses of service of process, and other such costs paid or incurred in any administrative, arbitration, or court proceedings involving a Lender and any Covered Person, including proceedings under the Federal Bankruptcy Code. All costs which Borrower is obligated to pay or reimburse Administrative Agent or the Lenders are Loan Obligations payable to Administrative Agent or Lender, as applicable, and are payable on demand by Administrative Agent or such Lender.

20.9. General Indemnity.

20.9.1. Borrower agrees to indemnify and hold harmless Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an Indemnified Party) from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans, or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of the Collateral or any of the assets, properties, or operations of any Covered Person or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 20.9 applies, such indemnity shall be effective whether or not such investigation,

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys’ fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Documents or enforcement by Administrative Agent of any of its rights with respect thereto.

20.9.2. The obligations of Borrower under this Section 20.9 shall survive the termination of the Commitments, the expiration of the Letters of Credit, the indefeasible full payment and satisfaction of all of the Loan Obligations, and the release of the Collateral.

20.9.3. To the extent that any of the indemnities required from Borrower under this Section are unenforceable because they violate any Law or public policy, Borrower shall pay the maximum amount which it is permitted to pay under applicable Law.

20.10. Letters of Credit. Borrower assumes all risks of the acts or omissions of any beneficiary of any of the Letters of Credit. Neither Administrative Agent nor any of its directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the Letters of Credit or for any acts or omissions of beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by Administrative Agent against presentation of documents which, on their face, appear to comply with the terms of any Letter of Credit, even though such documents may fail to bear any reference or adequate reference to any such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit in connection with which Administrative Agent would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended from time to time), be absolved from liability. In furtherance and not in limitation of the foregoing, Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

20.11. Changes in Accounting Principles. If any Covered Person, at the end of its fiscal year and with the concurrence of its independent certified public accountants,

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

changes the method of valuing the Inventory of such Covered Person, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Covered Person shall be the same after such changes as if such changes had not been made; provided, however, that until such changes are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

20.12. Loan Records. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Administrative Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have the burden of proving that such records are not correct. Borrower agrees that Administrative Agent’s and any Lender’s books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Administrative Agent will provide to Borrower a monthly statement of Advances, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Section 6.7 and corrections of errors discovered by Administrative Agent or a Lender), unless Borrower notifies Administrative Agent in writing to the contrary within 60 days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

20.13. Other Security and Guaranties. Administrative Agent or any Lender may, without notice or demand and without affecting Borrower’s obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Loan Obligations and exchange, enforce and release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Loan Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Security Interest in any other collateral as security for the payment of all or any part of the Loan Obligations, or any other Person in any way obligated to pay all or any part of the Loan Obligations.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

20.14. Loan Obligations Payable in Dollars. All Loan Obligations that are payable in Dollars under the terms of the Loan Documents shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent, using its customary procedures, could purchase Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.

21. Miscellaneous.

21.1. Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or three (3) days after deposit in the United States mail, postage prepaid, or, in the case of overnight courier services, one (1) day after delivery to the overnight courier service, or in the case of telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Borrower by Administrative Agent or any Lender in any instance shall entitle Borrower to notice or demand in any other instance.

21.2. Amendments and Modifications; Waivers and Consents. Unless otherwise provided herein, no amendment to or modification of any provision of this Agreement, or of any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Borrower and Required Lenders. Unless otherwise provided herein, no waiver of, or consent to any departure by Borrower from, the requirements of any provision of this Agreement or any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Required Lenders. Any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The foregoing notwithstanding, no such amendment, modification or consent shall, unless signed by authorized officers of Borrower and of all Lenders: (i) change any Revolving Loan Commitment or any Term Loan A Commitment or Term Loan B Commitment of any Lender, or change the Letter of Credit Commitment or subject any Lender or the Letter of Credit Issuer to a greater obligation than expressly provided for in this Agreement, (ii) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit or change the rate, or mechanism for determining the rate, of interest on any Advance or any fees or other amounts payable by Borrower hereunder, (iii) change the regularly scheduled dates for payments of principal or interest of any Advance or other

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

fees or amounts payable to any Lender under the Loan Documents (including, without limitation, the Revolving Loan Maturity Date or the Term Loan Maturity Date), (iv) change the provisions of Section 18 to the detriment of any Lender, (v) change the definition of Required Lenders herein, (vi) change any requirement herein that any particular action be taken by all Lenders or by Required Lenders, (vii) change the provisions of this Section, (viii) release any of the Collateral (except in the ordinary course of business or as otherwise expressly permitted by the terms of this Agreement) or any Covered Person or any Guarantor from its obligations under the Loan Documents, or (ix) change any provisions of this Agreement requiring ratable distributions to Lenders. No failure by Administrative Agent or any Lender to exercise, and no delay by Administrative Agent or any Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Administrative Agent or any Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege existing under any Law or otherwise.

21.3. Rights Cumulative. Each of the rights and remedies of Administrative Agent and Lenders under this Agreement shall be in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement shall be construed as limiting any such rights or remedies.

21.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and Required Lenders. With respect to Borrower’s successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower.

21.5. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

21.6. Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

21.7. Governing Law; No Third Party Rights. This Agreement, the Notes and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles; except

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

that the provisions of the Loan Documents pertaining to the creation or perfection of Security Interests or the enforcement of rights of Administrative Agent and Lenders in Collateral located in a State other that the State of Illinois shall be governed by the Laws of such State. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

21.8. Counterpart Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

21.9. Effect of Merger of Bank. Effective immediately upon the merger of Administrative Agent or a Lender with or into another financial institution, all references to Administrative Agent or such Lender under every Loan Document shall be deemed to be references to the surviving institution. If the surviving institution does not have a “Prime Rate,” references in the Loan Documents to Prime Rate shall be deemed to be references to the reference rate (however it is designated) established from time to time by the surviving institution that is most similar to the Prime Rate.

21.10. Negotiated Transaction. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Lender affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of Borrower, Administrative Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

21.11. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, LENDERS, AND BORROWER OR THE

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) ADMINISTRATIVE AGENT OR ANY LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION ADMINISTRATIVE AGENT OR ANY LENDER DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

21.12. SERVICE OF PROCESS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT ADMINISTRATIVE AGENT’S OR ANY LENDER’S OPTION, BY SERVICE UPON CT CORPORATION, WHICH BORROWER IRREVOCABLY APPOINTS AS BORROWER’S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. ADMINISTRATIVE AGENT OR SUCH LENDER SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO BORROWER AT ITS ADDRESS ON THE SIGNATURE PAGES HEREOF. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

21.13. WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR EITHER OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21.14. Incorporation By Reference. Each attachment, exhibit and schedule hereto and all of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

21.15. Patriot Act Notification. As required by federal law and LaSalle’s policies and practices, LaSalle may need to collect certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services.

21.16. Statutory Notice — Insurance. The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

21.17. Statutory Notice — Oral Commitments. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF

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TALX CORPORATION

THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and, except as expressly described herein, that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

[SIGNATURE PAGES FOLLOW]

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

TALX Corporation, a Missouri corporation
as Borrower

By:	/s/ L. Keith Graves

Name:	L. Keith Graves

Title:	CFO

Notice Address for Borrower:

1850 Borman Court
St. Louis, Missouri 63146
Attention: William Canfield

With a copy to:

Bryan Cave LLP
One Metropolitan Square
Suite 3600
St. Louis, Missouri 63102
Attention: R. Randall Wang and Karen W. Fries

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

LaSalle Bank National Association
as Administrative Agent and a Lender

By:	/s/ Tom Harmon

Name:	Tom Harmon

Title:	RVP

Notice Address :

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1425
Chicago, IL 60603
Attention: Maria Coronado

With copies to:

One Metropolitan Square
211 N. Broadway, Suite 4050
St. Louis, Missouri 63102
Attention: Tom Harmon

And

Blackwell Sanders Peper Martin
720 Olive Street, Suite 2400
St. Louis, Missouri 63101
Attention: John P. McNearney

Applicable Lending Office :

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1425
Chicago, IL 60603
Attention: Maria Coronado

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

Southwest Bank of St. Louis, as a Lender

By:	/s/ Robert E. Otto, Jr.

Name:	Robert E. Otto, Jr.

Title:	Vice President

Notice Address and Applicable Lending Office :

Southwest Bank of St. Louis
2301 S. Kingshighway
St. Louis, MO 63110
Attn: Robert E. Otto

With a copy to:

Armstrong Teasdale LLP
One Metropolitan Square
211 N. Broadway, Suite 2600
St. Louis, Missouri 63102
Attention: John Sullivan

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

National City Bank of Michigan/Illinois, as a Lender

By:	/s/ Andrew J. Walshaw

Name:	Andrew J. Walshaw

Title:	Senior Vice President

Notice Address and Applicable Lending Office :

10401 Clayton Drive
St. Louis, MO 63131

Attention:
Andrew J. Walshaw

With a copy to:

301 SW Adams St.
Peoria, IL 61652

Attention:
Sharon Ziebold

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

Fifth Third Bank (Southern Indiana), as a Lender

By:	/s/ Randall L. Braun

Name:	Randall L. Braun

Title:	SVP

     Notice Address and Applicable Lending Office :

Fifth Third Bank
8000 Maryland Ave., Suite 1400
Clayton, MO 63105

Attention:
Shawn Hagan

With a copy to:

Bamberger, Foreman, Oswald and Hahn, LLP
20 NW Fourth Street 7th Floor Hulman Building
Evansville, IN 47708

Attention:
Terry G. Farmer

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

Merrill Lynch Business Financial Services Inc., as a Lender

By:	/s/ Randall R. Meck

Name:	Randall R. Meck

Title:	Vice President

Notice Address and Applicable Lending Office :

Merrill Lynch Business Financial Services, Inc.
222 North La Salle Street, 17th Floor
Chicago, IL 60601

Attention:	Randall Meck

With a copy to:

Windels Mary Lane & Mittendorf
120 Albany Street Plaza
New Brunswick, NJ 08901

Attention:	Francis Quinn

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

Each Guarantor (i) acknowledges the amendments to and restatement of the Original Loan Agreement as set forth in this Agreement; (ii) consents to the execution of this Agreement by the Borrower and (iii) acknowledges that this consent is not required under the terms of its Guaranty and that the execution hereof by the Guarantor shall not be construed to require the Lenders to obtain its acknowledgment to any future amendment, modification or waiver of any term of the Agreement except as otherwise provided in said Guaranty. Each Guarantor hereby agrees that the Guaranty shall apply, without limitation, to all indebtedness, obligations and liabilities of the Borrower under this Agreement and that the Guaranty shall be and remain in full force and effect.

TALX UCM Services, Inc., as a Guarantor

By:
/s/ L. Keith Graves
Name:
L. Keith Graves
Title:
CFO

TALX FasTime Services, Inc., as a Guarantor

By:
/s/ L. Keith Graves
Name:
L. Keith Graves
Title:
CFO

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

GLOSSARY

Account — as to any Person, the right of such Person to payment for goods sold or leased or for services rendered by such Person.

Account Debtor — the obligor on any Account.

Acquiring Company — the Person obligated to pay or provide the consideration payable in connection with a Permitted Acquisition upon the consummation thereof.

Acquisition Documents — in the case of the Current Acquisition, means the Sheakley Acquisition Documents; in the case of the Approved Acquisitions, means the Target One Acquisition Documents, Target Two Acquisition Documents, Target Three Acquisition Documents and/or Target Four Investment Documents; and in the case of any subsequent Permitted Acquisition, means the documents to which Borrower or any other Covered Person is a party and under which such Permitted Acquisition is contemplated.

Acquisition Documents Assignment – the assignment of the Acquisition Documents that is executed and delivered to Administrative Agent for the benefit of Lenders as provided herein.

Adjusted Base Rate — is defined in Section 4.3.

Adjusted Eurodollar Rate — is defined in Section 4.4.

Adjusted Federal Funds Rate — is defined in Section 4.5.

Administrative Agent — LaSalle in its capacity as Administrative Agent under this Agreement, and its successors and assigns in such capacity.

Advance — a Term Loan A Advance, a Term Loan B Advance or a Revolving Loan Advance.

Advance Date — the date on which an Advance is requested by Borrower to be made, or is otherwise contemplated or intended to be made, as provided herein.

Affected Loan – is defined in Section 19.5

Affiliate — with respect to any Person, (a) any other Person who is a partner, director, officer, stockholder, member, partner or other equity holder of such Person; and (b) any other Person which, directly or indirectly, through one or more intermediaries, is in control of, is controlled by or is under common control with such Person, and any partner, director, officer or stockholder, member, partner or other equity holder of such other Person described. For purposes of this Agreement, control of a Person by another Person shall be deemed to exist if such other Person has the power, directly or indirectly, either to (i) vote twenty percent (20%) or more of the

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securities, membership interests or other equity interest having the power to vote in an election of directors or managers of such Person, or (ii) direct the management of such Person, whether by contract or otherwise and whether alone or in combination with others.

Agency Fee — is specified in Section 5.6.

Agency Fee Letter — means that certain fee letter dated March 4, 2004 between the Borrower and the Agent, which is incorporated herein by reference.

Aggregate Commitment — either the Aggregate Revolving Loan Commitment, the Aggregate Term Loan A Commitment or the Aggregate Term Loan B Commitment.

Aggregate Loan — either the Aggregate Revolving Loan, the Aggregate Term Loan A or the Aggregate Term Loan B.

Aggregate Revolving Loan — the from time to time outstanding principal balance of all Revolving Loan Advances.

Aggregate Revolving Loan Commitment — the aggregate commitments of Lenders as stated in Section 3.1.1 to fund Revolving Loan Advances, as it may be changed as provided herein.

Aggregate Term Loan A — the from time to time outstanding principal amount of the Term Loan A Advances.

Aggregate Term Loan B — the from time to time outstanding principal amount of the Term Loan B Advances.

Aggregate Term Loan A Commitment — the aggregate commitments of Lenders as stated in Section 3.2.1.1 to fund Term Loan A Advances, as it may be changed as provided herein.

Aggregate Term Loan B Commitment — the aggregate commitments of Lenders as stated in Section 3.2.1.2 to fund Term Loan B Advances, as it may be changed as provided herein.

Applicable Lending Office — means, for Administrative Agent and each Lender and for each Loan, the Applicable Lending Office of Administrative Agent or such Lender (or of an Affiliate of such Lender) designated for such Loan on the signature pages hereof or such other office of such Lender (or an Affiliate of Administrative Agent or such Lender) as Administrative Agent or such Lender may from time to time specify to Administrative Agent (in the case of another Lender) and Borrower by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

Approved Acquisitions – means the Target One Acquisition, the Target Two Acquisition, the Target Three Acquisition and the Target Four Investment.

Asbestos Material — either asbestos or asbestos-containing materials.

Assigned Collateral — any tangible or intangible property of Borrower, now owned or hereafter acquired, other than the Personal Property Collateral in which Lender holds or will hold

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a Security Interest under a Collateral Assignment to secure payment or performance of any of the Loan Obligations as required or contemplated under Section 8.3, and all proceeds thereof.

Base Rate — for any day, the rate per annum equal to the Prime Rate (as such rate may fluctuate from time to time as provided for herein) for such day. Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate. The interest rate so designated from time to time as the Base Rate by Administrative Agent is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Administrative Agent or any other Lender.

Base Rate Advance — an Advance that will become a Base Rate Loan.

Base Rate Margin– is specified in Section 4.5.

Base Rate Loan — any portion of a Loan on which interest accrues at the Base Rate.

Beneficial Owner — as defined in Rule 13-D-3 of the Securities and Exchange Commission.

Borrower — TALX Corporation, a Missouri corporation.

Borrowing Base — is defined in Section 3.1.4.

Borrowing Base Certificate — the certificate required to be delivered to Lender as provided in Section 14.1.15.1.

Borrowing Officer — each officer of Borrower who is authorized to submit a request for an Advance or the issuance of a Letter of Credit on behalf of Borrower.

Business Day— a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of either the United States or the State of Illinois and when used in connection with Eurodollar Loans, also a day other than any day on which dealings in U.S. Dollar deposits are not carried on in the London interbank market.

Capital Expenditure – an expenditure for an asset that must be depreciated or amortized under GAAP, for goodwill, or for any asset that under GAAP must be treated as a capital asset, including payments under Capital Leases excluding expenditures for internally developed software. An expenditure for purposes of this definition includes any deferred or seller financed portion of the purchase price of an asset and includes the Capital Expenditure Equivalent of a Capital Lease. The Capital Expenditure Equivalent of a Capital Lease is the amount which would have been the aggregate cost of the property leased if it had been purchased rather than leased. Capital Expenditures do not include the amount expended in connection with any Permitted Acquisition or the Current Acquisitions or the Approved Acquisitions.

Capital Lease — any lease that has been or should be capitalized under GAAP.

Charter Documents — the articles or certificate of incorporation and bylaws of a corporation; the certificate of limited partnership and partnership agreement of a limited partnership; the

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partnership agreement of a general partnership; the articles of organization and operating agreement of a limited liability company; or the indenture of a trust.

Claims Act — the Assignment of Claims Act of 1940.

COBRA — the Consolidated Omnibus Budget Reconciliation Act.

CODE — the Internal Revenue Code of 1986 and all regulations thereunder of the IRS.

Collateral — all of the Personal Property Collateral, the Assigned Collateral, any other property in which Administrative Agent or a Lender has a Security Interest to secure payment or performance of all or any of the Loan Obligations and all proceeds and products thereof.

Collateral Assignment — any of the collateral assignments required or contemplated under Section 8.3 to be executed and delivered to Lender.

Commitment — either the Term Loan A Commitment, Term Loan B Commitment or Revolving Loan Commitment of a Lender, or the Letter of Credit Commitment of Letter of Credit Issuer.

Commitment Fee — the fee payable to Administrative Agent as required in Section 5.1.

Commonly Controlled Entity — a Person which is under common control with another Person within the meaning of Section 414(b) or (c) of the Code.

Compliance Certificate – defined in Section 14.14

Contract — any contract, note, bond, indenture, lease, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment, or other agreement or undertaking, or any security.

Covered Person — defined in Section 2.3.

Current Acquisition — the transaction contemplated under the Sheakley Acquisition Documents.

Default — any of the events listed in Section 17.1 of this Agreement, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

Default Rate — the rate of interest payable on each Loan after its Maturity and in certain other circumstances as provided in Section 4.10.

Disclosure Schedule — the disclosure schedule of Borrower attached hereto as Exhibit 12.

DOL — the United States Department of Labor.

Dollars and the sign $ — lawful money of the United States.

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Defaulting Lender – is defined in Section 7.5.

EBITDA – is defined in Section 16.1.

Effective Date — the date when this Agreement is effective as provided in Section 3.1.5.

Eligible Accounts — is defined in Section 3.1.5.

Eligible Assignee — means (i) a Lender; (ii) an Affiliate of a Lender; and (iii) any other Person approved by Administrative Agent; provided, however, that neither Borrower, any Covered Person, any Guarantor nor an Affiliate of Borrower or Guarantor shall qualify as an Eligible Assignee.

Eligible UC Business Accounts – the sum of all UC Business Accounts which are outstanding on the last day of the immediately preceding three calendar months divided by three.

Employment Law — ERISA, the Occupational Safety and Health Act, the Fair Labor Standards Act, or any other Law pertaining to the terms or conditions of labor or safety in the workplace or discrimination or sexual harassment in the workplace.

Environmental Law — the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Clean Air Act, or any other Law pertaining to environmental quality or remediation of Hazardous Material.

Environmental Property Transfer Acts – any law pertaining to the provision of notices or obtaining of environmental permit transfers or consents, required in order to consummate the transfer of real or personal property or the perfection of Security Interests.

EPA — the United States Environmental Protection Agency.

ERISA — the Employee Retirement Income Security Act of 1974.

ERISA Affiliate — as to any Person, any trade or business (irrespective of whether incorporated) which is a member of a group of which such Person is a member and thereafter treated as a single employer under 414(b), (c), (m) or (o) of the Code or applicable Treasury Regulations.

Eurodollar Advance — an Advance that will become a Eurodollar Loan.

Eurodollar Margin— is defined in Section 4.5

Eurodollar Loan — any portion of an Aggregate Loan on which interest accrues at the Adjusted Eurodollar Rate.

Eurodollar Rate — for the applicable Interest Period therefor, means a rate of interest equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the amount of the relevant Eurodollar Loan and for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two

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(2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Administrative Agent in its sole discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the Eurodollar Rate is otherwise determined by the Administrative Agent in its sole and absolute discretion, divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), such rate to remain fixed for such Interest Period. Without limiting the effect of the foregoing, the reserve requirement shall reflect any other reserves required to be maintained by any Lender with respect to any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or any category of extensions of credit or other assets which include Eurodollar Loans. (The entire amount of a Eurodollar Loan shall be deemed to constitute a Eurocurrency liability and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or setoffs which may be available from time to time to any Lender under Regulation D.) The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirements. The Administrative Agent’s determination of the Eurodollar Rate shall be conclusive, absent manifest error.

Event of Default — any of the events listed in Section 17.1 of this Agreement as to which any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any further condition, event or act has been satisfied.

Execution Date — the date when this Agreement has been executed.

Existing Default — a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders, or all of the Lenders if required by Section 21.1.

Existing Loan Documents – means, collectively, the Guaranty dated March 27, 2002 executed by TALX UCM Services, Inc. (f/k/a James E. Frick, Inc.), a Missouri corporation; the Guaranty dated March 27, 2002 executed by TALX FasTime Services, Inc. (f/k/a Ti3, Inc.) a Texas corporation; the Security Agreement dated March 27, 2002 executed by Borrower; the Security Agreement dated March 27, 2002 executed by TALX UCM Services, Inc. (f/k/a James E. Frick, Inc.), a Missouri corporation; the Security Agreement dated March 27, 2002 executed by TALX FasTime Services, Inc. (f/k/a Ti3, Inc.) a Texas corporation; the Stock Pledge of Ti3 stock dated March 27, 2002 executed by Borrower; the Stock Pledge of TALX UCM Services, Inc. stock dated March 26, 2003 executed by Borrower; the Grant of Security Interest in Intellectual Property dated March 27, 2002 by Borrower; and the Grant of Security Interest in Intellectual Property dated March 27, 2002 by TALX UCM Services, Inc. (f/k/a James E. Frick, Inc.), a Missouri corporation.

Federal Funds Rate — for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds

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transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

Financial Statements — the most recent of the Initial Financial Statements and the financial statements of Borrower required to be furnished to Administrative Agent under Section 14.14 of this Agreement.

Fixed Charges – is defined in Section 16.1.

FRB — the Board of Governors of the Federal Reserve System and any successor thereto or to the functions thereof.

Fronting Fee — the fee payable to Letter of Credit Issuer as required in Section 5.4.

GAAP — those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis.

Governmental Authority — the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local Government or municipality within the territory or under the jurisdiction of any of the foregoing; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgements are enforceable by or within the territory of any of the foregoing.

Group — as used in Regulation 13-D issued by the Securities and Exchange Commission.

Guarantor — each of the Persons required under this Agreement to execute and deliver to Administrative Agent for the benefit of Lenders a guaranty of part or all of the Loan Obligations.

Guaranty — each guaranty of part or all of the Loan Obligations executed and delivered to Administrative Agent for the benefit of Lenders by any Guarantor.

Hazardous Material — any hazardous, radioactive, toxic, solid or special waste, material, substance or constituent thereof, or any other such substance (as defined under any applicable Law or regulation), including Asbestos Material. Hazardous Material does not include materials or products containing hazardous constituents which are not considered to be waste under the applicable Environmental Law or which are considered to be waste but are transported,

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handled or disposed of in accordance with the applicable Environmental Law, or Asbestos Material which is not friable.

Impositions – is defined in Section 19.6.1.

Indebtedness — as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services; (iii) to make payments or reimbursements with respect to bank acceptances or to a factor; (iv) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (v) with respect to which there is any Security Interest in any property of such Person; (vi) to make any payment or contribution to a Multi-Employer Plan; (vii) that is evidenced by a note, bond, debenture or similar instrument; (viii) under any conditional sale agreement or title retention agreement; or (ix) to pay interest or fees with respect to any of the foregoing. Indebtedness also includes any other Obligation that either (i) is non-contingent and liquidated in amount or (ii) should under GAAP be included in liabilities and not just as a footnote on a balance sheet.

Indirect Obligation — as to any Person, (a) any guaranty by such Person of any Obligation of another Person; (b) any Security Interest in any property of such Person that secures any Obligation of another Person; (c) any enforceable contractual requirement that such Person (i) purchase an Obligation of another Person or any property that is security for such Obligation, (ii) advance or contribute funds to another Person for the payment of an Obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an Obligation of such other Person, (iii) purchase property, securities or services from another Person for the purpose of assuring the beneficiary of any Obligation of such other Person that such other Person has the ability to timely pay or discharge such Obligation, (iv) grant a Security Interest in any property of such Person to secure any Obligation of another Person, (v) otherwise assure or hold harmless the beneficiary of any Obligation of another Person against loss in respect thereof; (d) any Obligation arising from the endorsement by such Person of an instrument; (e) any Obligation of such Person as a surety; and (f) any other contractual requirement enforceable against such Person that has the same substantive effect as any of the foregoing. The term Indirect Obligation does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for Obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the Obligation in respect of which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

Initial Financial Statements — the financial statements (not including the proforma financial statements) of Borrower referred to in Section 10.1.2.

Initial Term Loan A Advance – is defined in Section 3.2.1.1.

Insurance/Condemnation Proceeds — insurance proceeds payable as a consequence of damage to or destruction of any of the Collateral and proceeds payable as a consequence of condemnation or sale in lieu of condemnation of any of the Collateral.

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Intellectual Property — as to any Person, any domestic or foreign patents or patent applications of such Person, any inventions made or owned by such Person upon which either domestic or foreign patent applications have not yet been filed, any domestic or foreign trade names or trademarks of such Person, any domestic or foreign trademark registrations or applications filed by such Person, any domestic or foreign service marks of such Person, any domestic or foreign service mark registrations and applications by such Person, any domestic or foreign copyrights of such Person, and any domestic or foreign copyright registrations or applications by such Person.

Intellectual Property Assignment — each assignment of Intellectual Property that Borrower executes and delivers to Administrative Agent for the benefit of Lenders.

Interest Expense – is defined in Section 16.1.

Interest Hedge Obligation — any obligations of Borrower to Administrative Agent or any Affiliate of Administrative Agent under an agreement or agreements between Borrower and Administrative Agent or any Affiliate of Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of one or more interest rate cap, collar, or corridor agreements, interest rate swaps, or the like, or options therefor.

Interest Period — the period during which a particular Adjusted Eurodollar Rate applies to a Eurodollar Loan, as selected by Borrower as provided in Section 4.8.

Inventory — goods owned and held by a Person for sale, lease or resale or furnished or to be furnished under contracts for services, and raw materials, goods in process, materials, component parts and supplies used or consumed, or held for use or consumption in such Person’s business.

Investment — (a) a loan or advance of money or property to a Person, (b) stock, membership interest, or other equity interest in a Person, (c) a debt instrument issued by a Person, whether or not convertible to stock, membership interest, or other equity interest in such Person, or (d) any other interest in or rights with respect to a Person which include, in whole or in part, a right to share, with or without conditions or restrictions, some or all of the revenues or net income of such Person.

IRS — the Internal Revenue Service.

LaSalle – LaSalle Bank National Association.

Law — any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.

Lender — any one of the lenders listed on Exhibit 3 to this Agreement, including Administrative Agent in its capacity as a lender, or any Person who takes an assignment from any of such lenders of all or a portion of its rights and obligations as a lender under this Agreement pursuant to Section 20.4.1 and an Assignment and Acceptance as provided therein.

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Lenders’ Exposure — the sum of the Aggregate Revolving Loan Commitment, the Aggregate Term Loan A Commitment, the Aggregate Term Loan B Commitment and the Letter of Credit Exposure.

Letter of Credit — any standby or commercial (documentary) letter of credit issued by Letter of Credit Issuer pursuant to the Letter of Credit Commitment.

Letter of Credit Agreement – defined in Section 11.1.

Letter of Credit Commitment — the commitment of the Letter of Credit Issuer to issue Letters of Credit as provided in Section 3.3.

Letter of Credit Exposure — the undrawn amount of all outstanding letters of credit issued under the Letter of Credit Commitment plus all amounts drawn on such letters of credit and not yet reimbursed by Borrower.

Letter of Credit Fee — the fee payable to Administrative Agent and Lenders as required in Section 5.3.

Letter of Credit Issuer – LaSalle, or any other Lender succeeding to LaSalle’s commitment to issue Letters of Credit pursuant to Section 3.3.

Loan — a Revolving Loan or a Term Loan.

Loan Agreement – this Agreement.

Loan Documents — this Agreement, the Notes, the Guaranties, the Security Documents, any Rate Agreement, any reimbursement agreement between Borrower and the Letter of Credit Issuer and all other agreements, certificates, documents, instruments and other writings executed from time to time in connection herewith or related hereto, and including, without limitation, the Existing Loan Documents.

Loan Obligations — all of Borrower’s Indebtedness owing to Letter of Credit Issuer, Administrative Agent or Lenders under the Loan Documents, whether as principal, interest, fees or otherwise, including, without limitation, the Borrower’s existing term loan Indebtedness under the Original Loan Agreement refinanced pursuant to the terms of this Agreement and all interest thereon accrued, all reimbursement obligations of Borrower to Letter of Credit Issuer or Lenders with respect to the Letter of Credit Exposure, all Obligations to Administrative Agent, and all other obligations and liabilities of Borrower to Administrative Agent or Lenders under the Loan Documents and all Interest Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including but not limited to the obligation of Borrower to repay future advances by Administrative Agent or Lenders hereunder, whether or not made pursuant to

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commitment and whether or not presently contemplated by Borrower, Administrative Agent or Lenders in the Loan Documents.

Local Time — the local time in the city in which Administrative Agent’s address is located, as set forth on the signature page hereto (as changed from time to time in accordance with the terms hereof).

Margin — the Base Rate Margin or Eurodollar Margin.

Material Adverse Effect — as to any Covered Person and with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse effect on (i) the business, operations, revenues, financial condition, property, or business prospects of the Borrower specifically or of the Subsidiaries taken as a whole, (ii) the value of the Collateral, (iii) the validity or enforceability of the Loan Documents, (iv) the ability of such Person to timely pay or perform such Covered Person’s Obligations generally, (v) in the case of Borrower specifically, the ability of Borrower to pay or perform any of Borrower’s Obligations to Lender, or (vi) in the case of a Guarantor specifically, the ability of such Guarantor to pay or perform any of its Obligations under the terms of its Guaranty.

Material Agreement — as to any Person, any Contract to which such Person is a party or by which such Person is bound which, if violated or breached, has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole including without limitation all Acquisition Documents.

Material Law — any separately enforceable provision of a Law whose violation by a Person has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole.

Material License — (i) as to any Covered Person, any license, permit or consent from a Governmental Authority or other Person and any registration and filing with a Governmental Authority or other Person which if not obtained, held or made by such Covered Person has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole, and (ii) as to any Person who is a party to this Agreement or any of the other Loan Documents, any license, permit or consent from a Governmental Authority or other Person and any registration or filing with a Governmental Authority or other Person that is necessary for the execution or performance by such party, or the validity or enforceability against such party, of this Agreement or such other Loan Document.

Material Obligation — as to any Person, an Obligation of such Person which if not fully and timely paid or performed has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole.

Material Proceeding — any litigation, investigation or other proceeding by or before any Governmental Authority (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person or a Guarantor as a party or any property of Covered Person or a Guarantor, and has or is reasonably likely to have a Material

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Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole if adversely determined, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Material Agreement, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any Material Law.

Maturity — as to any Indebtedness, the time when it becomes payable in full, whether at a regularly scheduled time, because of acceleration or otherwise.

Maximum Available Amount — the maximum Dollar amount available for Revolving Loan Advances on any date as limited in Section 3.1.2, as it may be changed as provided herein.

Multi-Employer Plan — a Pension Benefit Plan which is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

Note — any Revolving Note or Term Note.

Notice of Default – is specified in Section 18.4.

Obligation — as to any Person, any Indebtedness of such Person, any guaranty by such Person of any Indebtedness of another Person, and any contractual requirement enforceable against such Person that does not constitute Indebtedness of such Person or a guaranty by such Person but which would involve the expenditure of money by such Person if complied with or enforced.

Obligations to Administrative Agent — exclusive of all the Loan Obligations, all of Borrower’s Indebtedness owing to Administrative Agent (whether as principal, interest, fees or otherwise), all obligations of Borrower under agreements between Borrower and Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of interest rate cap, collar or corridor agreements, interest rate swaps, or the like, or options therefor, all Indirect Obligations of Borrower owing to Administrative Agent, all reimbursement obligations of Borrower to Administrative Agent with respect to letters of credit, and all other obligations and liabilities of Borrower to Administrative Agent including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Administrative Agent outright, conditionally or as collateral security from another, including the obligation of Borrower to repay future advances by Administrative Agent, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower and Administrative Agent.

Operating Lease — any lease that is not a Capital Lease.

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Original Loan Agreement – is defined in the preamble to this Agreement.

PBGC — the Pension Benefit Guaranty Corporation.

Pension Benefit Plan — any pension or profit-sharing plan which is covered by Title I of ERISA and all other benefit plans, in each case in respect of which a Covered Person or a Commonly Controlled Entity of such Covered Person is an employer as defined in Section 3(5) of ERISA.

Permitted Acquisitions — any acquisition by Borrower or a Covered Person of stock, membership interests, or other equity interests of another Person or the assets of another Person permitted under Section 15.7.

Permitted Distributions — any Distributions permitted under Section 15.10.

Permitted Indebtedness — Indebtedness that Borrower is permitted under Section 15.2 to incur, assume, or allow to exist.

Permitted Indirect Obligations — Indirect Obligations that Borrower is permitted under Section 15.4 to create, incur, assume, or allow to exist.

Permitted Investments — Investments that Borrower is permitted under Section 15.1 to make in other Persons.

Permitted Security Interests — Security Interests that Borrower is permitted under Section 15.5 to create, incur, assume, or allow to exist.

Person — any individual, partnership, corporation, trust, unincorporated association, joint venture, limited liability company, Governmental Authority, or other organization in any form that has the legal capacity to sue or be sued. If the context so implies or requires, the term Person includes Borrower.

Personal Property Collateral — all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of Borrower, whether now owned or hereafter acquired, and all proceeds thereof, in which Administrative Agent at any time holds a Security Interest for the benefit of Lenders.

Pledge Agreement — any pledge agreement required or contemplated under Section 8.3 to be executed and delivered to Administrative Agent for the benefit of Lenders.

Prime Rate —on any day, the rate of interest per annum then most recently established by Administrative Agent as its Prime Rate. Such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Administrative Agent to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market interest rates in general.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Proforma Financial Statements — the proforma financial statements referred to in Section 10.1.2.

Rate Agreement — (a) any and all agreements, devices or arrangements (including all schedules, amendments and supplements thereto and all documents and confirming evidence now or hereafter exchanged between the counterparties confirming the transactions governed by such agreements devices or arrangements) designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate “swap” agreements; and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

Regulation D, Regulation T, Regulation U and Regulation X — respectively, Regulation D issued by the FRB, Regulation T issued by the FRB, Regulation U issued by the FRB and Regulation X issued by the FRB.

Reportable Event — a reportable event as defined in Title IV of ERISA or the regulations thereunder.

Representations and Warranties — The representations and warranties made by any Covered Person with respect to itself and any other Covered Persons in Section 12, and the representations and warranties made in any other Loan Document or certificate, report or opinion delivered by Borrower, any Guarantor, or any other Covered Person pursuant to the Loan Documents, as such representations and warranties are modified from time to time as provided in Section 13.

Repurchases – Borrower’s repurchase, from time to time, of its issued and outstanding capital stock which was sold pursuant to transactions that are registered under the Securities Act of 1933 or that are exempt therefrom.

Required Lenders — defined in Section 2.4.

Responsible Officer — as to any Person that is not an individual, partnership, limited liability company or trust, the Chairman of the Board of Directors, the President, the chief executive officer, the chief operating officer, the chief financial officer, the Treasurer, any Assistant to the Treasurer, or any Vice President in charge of a principal business unit; as to any partnership, any individual who is a general partner thereof or any individual who has general management or administrative authority over all or any principal unit of the partnership’s business; as to any limited liability company, any managing member, or manager, any individual who has general management or administrative authority over all or any principal unit of the limited liability company’s business; and as to any trust, any individual who is a trustee.

Revolving Loan — any Lender’s pro-rata share of the Aggregate Revolving Loan.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Revolving Loan Advance — an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Revolving Loan Commitment.

Revolving Loan Commitment — the commitment of each Lender as stated in Section 3.1.1. to fund Revolving Loan Advances.

Revolving Loan Maturity Date — March 31, 2009, unless sooner accelerated in accordance with the terms of this Agreement.

Revolving Loan Unused Fee – the fee described in Section 5.2.

Revolving Note — any note delivered to a Lender as required by Section 3.1.3 to evidence Borrower’s obligation to repay such Lender’s Revolving Loan.

Second Term Loan A Advance – is defined in Section 3.2.1.1.

Security Agreement — any security agreement required or contemplated under Section 8.2 to be executed and delivered to Administrative Agent for the benefit of Lenders.

Security Documents — all of the documents required or contemplated to be executed and delivered to Administrative Agent for the benefit of Lenders under Section 8, all other documents granting a Security Interest in any asset of Borrower or any other Person to secure the payment or performance of any of the Loan Obligations from time to time, including any such documents listed on Exhibit 10.1.1 and any similar documents at any time executed and delivered to Administrative Agent for the benefit of Lenders from time to time, by Borrower, any Covered Person, or any other Person to secure payment or performance of any of the Loan Obligations.

Security Interest — as to any item of tangible or intangible property, any interest therein or right with respect thereto that secures an Obligation or Indirect Obligation, whether such interest or right is created under a Contract, or by operation of law or statute (such as but not limited to a statutory lien for work or materials), or as a result of a judgment, or which arises under any form of preferential or title retention agreement or arrangement (including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing.

Seller – any Person who is a party to the Current Acquisition, an Approved Acquisition or any Permitted Acquisition other than Borrower or a Covered Person.

Senior Indebtedness – is defined in Section 16.1.

Sheakley Acquisition — Borrower’s acquisition of certain assets, commonly known as the unemployment claim management division and the employment verification division, of Sheakley-Uniservice, Inc., an Ohio corporation and all or substantially all of the assets, commonly known as the pre-employment application screening division, of Sheakley Interactive Services, LLC, an Ohio limited liability company pursuant to the Sheakley Acquisition Documents.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Sheakley Acquisition Documents — means the asset acquisition agreement by and among Borrower, Sheakley-Uniservice, Inc., an Ohio corporation, Sheakley Interactive Services, LLC, an Ohio limited liability company, and Larry Sheakley, in the form as furnished and approved by the Administrative Agent prior to the consummation of the Sheakely Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be prior approved in writing by the Administrative Agent.

Solvent — as to any Person, such Person not being “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (the “UFTA”) or Section 3 of the Illinois Uniform Fraudulent Transfer Act set forth in Section 160/3 of the Illinois Compiled Statutes (1996) (the “Illinois UFTA”), (ii) such Person not having unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA, and (iii) such Person not being unable to pay such Person’s debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA.

Southwest – Southwest Bank of St. Louis

Subsidiary — as to any Person, another Person with respect to which more than 50% of the outstanding shares of stock or other equity interests of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person.

Surviving Company – as applicable, either (i) the Person that will own the assets to be acquired from a Target Company in an Approved Acquisition or a Permitted Acquisition upon the consummation thereof, or (ii) the survivor of the merger of an Acquiring Company with the Target Company in an Approved Acquisition or a Permitted Acquisition upon the consummation thereof.

Target Company — the Person whose assets or stock, membership interests, or other equity interests will be acquired in an Approved Acquisition or a Permitted Acquisition upon the consummation thereof, or if applicable, with which an Acquiring Company will merge in an Approved Acquisition or a Permitted Acquisition upon the consummation thereof.

Target One – means [       *       ].

Target One Acquisition — means Borrower’s acquisition of Target One pursuant to the Target One Acquisition Documents.

Target One Acquisition Documents — means the acquisition agreement entered into by Borrower in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target One Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be prior approved in writing by the Administrative Agent.

Target Two – means [       *       ].

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Target Two Acquisition — means Borrower’s acquisition of Target Two pursuant to the Target Two Acquisition Documents.

Target Two Acquisition Documents — means the acquisition agreement entered into by Borrower in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target Two Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be prior approved in writing by the Administrative Agent.

Target Three – means [       *       ].

Target Three Acquisition — means Borrower’s acquisition of Target Three pursuant to the Target Three Acquisition Documents.

Target Three Acquisition Documents — means the acquisition agreement entered into by Borrower in the form in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target Three Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be prior approved in writing by the Administrative Agent.

Target Four – means [       *       ].

Target Four Investment — means Borrower’s investment in Target Four pursuant to the Target Four Investment Documents.

Target Four Investment Documents — means the investment agreement entered into by Borrower in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target Four Investment, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be prior approved in writing by the Administrative Agent.

Tax — as to any Person, any tax, duty, impost, deduction, charges, withholdings, assessment, fee, or other charge levied by a Governmental Authority (and all liabilities associated therewith) on the income or property of such Person, including any interest or penalties thereon, and which is payable by such Person.

Term Loan — any Lender’s pro-rata share of the Aggregate Term Loan A and Aggregate Term Loan B.

Term Loan A — any Lender’s pro-rata share of the Aggregate Term Loan A.

Term Loan B — any Lender’s pro-rata share of the Aggregate Term Loan B.

Term Loan A Advance — an Advance that is to be funded by Lenders under the Aggregate Term Loan A Commitment.

Term Loan B Advance — an Advance that is to be funded by Lenders under the Aggregate Term Loan B Commitment.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Term Loan A Commitment — the commitment of each Lender as stated in Section 3.2 to fund a Term Loan A Advance.

Term Loan B Commitment — the commitment of each Lender as stated in Section 3.2 to fund a Term Loan B Advance.

Term Loan Maturity Date — March 31, 2009, unless sooner accelerated in accordance with the terms of this Agreement.

Term Note — any Term Note A or Term Note B.

Term Note A — any note delivered to a Lender as required by 3.2.2 to evidence Borrower’s obligation to repay such Lender’s Term Loan A.

Term Note B — any note delivered to a Lender as required by 3.2.2 to evidence Borrower’s obligation to repay such Lender’s Term Loan B.

This Agreement — this document (including every document that is stated herein to be an appendix, exhibit or schedule hereto, whether or not physically attached to this document).

Total Indebtedness — is defined in Section 16.1.

Trailing Period — as set forth in Section 16.3.

UC Business – the unemployment claims business sold by Borrower under the name UCeXpress or substantially similar business lines acquired by Borrower.

UC Business Accounts – the sum of all Accounts arising out of the UC Business, but only to the extent such Accounts relate to services to be performed within ninety (90) days of such date.

UCC — the Uniform Commercial Code as in effect from time to time in the State of Illinois or such other similar statute as in effect from time to time in Illinois or any other appropriate jurisdiction.

United States — when used in a geographical sense, all the states of the United States of America and the District of Columbia; and when used in a legal jurisdictional sense, the government of the country that is the United States of America.

Wage and Hour Laws — the Davis-Bacon Act, the Service Contract Act, the Contract Work Hours & Safety Standards Act and any other federal Law governing wage compensation or hours of work.

Welfare Benefit Plan — any plan described by Section 3(1) of ERISA.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 3

LENDERS, LENDERS’ COMMITMENTS AND PRO-RATA SHARES

		REVOLVING
		LOAN	TERM LOAN A	TERM LOAN B
LENDER	TOTALS	COMMITMENT	COMMITMENT	COMMITMENT
LaSalle Bank National Association	$32,000,000.00	$5,783,130.00	$22,361,447.00	$3,855,423.00
Southwest Bank of St. Louis	$22,000,000.00	$3,975,904.00	$15,373,494.00	$2,650,602.00
National City Bank of Michigan/Illinois	$13,000,000.00	$2,349,398.00	$9,084,337.00	$1,566,265.00
Fifth Third Bank (Southern Indiana)	$8,000,000.00	$1,445,784.00	$5,590,361.00	$963,855.00
Merrill Lynch Business Financial Services Inc.	$8,000,000.00	$1,445,784.00	$5,590,361.00	$963,855.00
AGGREGATES	$83,000,000	$15,000,000.00	$58,000,000.00	$10,000,000.00

	PRO-RATA
	SHARE OF	PRO-RATA	PRO-RATA
	REVOLVING	SHARE OF	SHARE OF
	LOAN	TERM LOAN A	TERM LOAN B
LENDER	COMMITMENT	COMMITMENT	COMMITMENT
LaSalle Bank National Association	38.554200000%	38.554218966%	38.554230000%
Southwest Bank of St. Louis	26.506026667%	26.506024138%	26.506020000%
National City Bank of Michigan/Illinois	15.662653333%	15.662650000%	15.662650000%
Fifth Third Bank (Southern Indiana)	9.638560000%	9.638553448%	9.638550000%
Merrill Lynch Business Financial Services Inc.	9.638560000%	9.638553448%	9.638550000%

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 7.10-A
LOAN REQUEST CERTIFICATE
(Revolving Loan)

To: LaSalle Bank Nation Association
From: TALX Corporation (the “Company”)

     This Loan Request Certificate is delivered pursuant to the Amended and Restated Loan Agreement (the “Loan Agreement”) dated March    , 2004 by and among LaSalle Bank National Association, as a Lender and as Administrative Agent (“Agent”), and the other lender parties thereto and TALX Corporation (“Borrower”). All terms used herein shall have the meaning set forth in the Loan Agreement.

     The undersigned hereby gives irrevocable notice of a request for a borrowing as follows:

1.	NEW LOAN REQUEST: The undersigned hereby requests Lender to make and disburse a Revolving Loan to Borrower in the amount of:	$

2.	INTEREST RATE REQUESTED: The undersigned hereby elects for interest to accrue on the Revolving Loan requested herein on the basis of (Select One):	(1 (2 (3 (4 (5	) ) ) ) )	Adjusted Base Rate One-month Eurodollar Two-month Eurodollar Three-month Eurodollar Six-month Eurodollar

3.	ADVANCE DATE REQUESTED:

     The undersigned hereby represents, warrants, ratifies and confirms that, on the date hereof and as of the date of the advance as set forth above, all representations and warranties of Borrower contained in the Loan Agreement are true and correct, that Borrower is in compliance with all covenants of Borrower contained in the Loan Agreement, that no Event of Default under the Loan Agreement has occurred and is continuing and no event that but for the passage of time or the giving of notice would be an Event of Default under the Loan Agreement has occurred and is continuing, that all information contained in this Loan Request Certificate is true and correct and that the new loan request amount set forth above does not exceed the Maximum Available Amount.

EXECUTED this ___day of ___, 200__.

TALX Corporation,
a Missouri corporation

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 7.10-B
TERM LOAN REQUEST CERTIFICATE
(Term Loan A)

To: LaSalle Bank Nation Association
From: TALX Corporation (the “Company”)

     This Loan Request Certificate is delivered pursuant to the Amended and Restated Loan Agreement (the “Loan Agreement”) dated March    , 2004 by and among LaSalle Bank National Association, as a Lender and as Administrative Agent (“Agent”), and the other lender parties thereto and TALX Corporation (“Borrower”). All terms used herein shall have the meaning set forth in the Loan Agreement.

     The undersigned hereby gives irrevocable notice of a request for a borrowing as follows:

1.	TERM LOAN A COMMITMENT:		$58,000,000.00

2.	LESS TOTAL PRINCIPAL OUTSTANDING
	(not to exceed #1)	$

3.	AVAILABILITY EXCESS/(DEFICIT) [= #1 — #2]	$

4.	NEW LOAN REQUEST: The undersigned hereby requests Lender to make and disburse a Term Loan A Advance to Borrower in the amount of:	$

5.	INTEREST RATE REQUESTED: The undersigned hereby elects for interest to accrue on the Term Loan requested herein on the basis of (Select One):	(1) (2) (3) (4) (5)	Adjusted Base Rate One-month Eurodollar Two-month Eurodollar Three-month Eurodollar Six-month Eurodollar

6.	ADVANCE DATE REQUESTED:

     The undersigned hereby represents, warrants, ratifies and confirms that, on the date hereof and as of the date of the advance as set forth above, all representations and warranties of Borrower contained in the Loan Agreement are true and correct, that Borrower is in compliance with all covenants of Borrower contained in the Loan Agreement, that no Event of Default under the Loan Agreement has occurred and is continuing and no event that but for the passage of time or the giving of notice would be an Event of Default under the Loan Agreement has occurred and is continuing and that all information contained in this Loan Request Certificate is true and correct.

EXECUTED this ___ day of __, 200__.

TALX Corporation,
a Missouri corporation

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 7.10-C
TERM LOAN REQUEST CERTIFICATE
(Term Loan B)

To: LaSalle Bank Nation Association
From: TALX Corporation (the “Company”)

     This Loan Request Certificate is delivered pursuant to the Amended and Restated Loan Agreement (the “Loan Agreement”) dated March    , 2004 by and among LaSalle Bank National Association, as a Lender and as Administrative Agent (“Agent”), and the other lender parties thereto and TALX Corporation (“Borrower”). All terms used herein shall have the meaning set forth in the Loan Agreement.

     The undersigned hereby gives irrevocable notice of a request for a borrowing as follows:

1.	TERM LOAN B COMMITMENT:		$10,000,000.00

2.	LESS TOTAL PRINCIPAL OUTSTANDING
	(not to exceed #1)	$

3.	AVAILABILITY EXCESS/(DEFICIT) [= #1 — #2]	$

4.	NEW LOAN REQUEST: The undersigned hereby requests Lender to make and disburse a Term Loan B Advance to Borrower in the amount of:	$

5.	INTEREST RATE REQUESTED: The undersigned hereby elects for interest to accrue on the Term Loan requested herein on the basis of (Select One):	(1) (2) (3) (4) (5)	Adjusted Base Rate One-month Eurodollar Two-month Eurodollar Three-month Eurodollar Six-month Eurodollar

6.	ADVANCE DATE REQUESTED:

     The undersigned hereby represents, warrants, ratifies and confirms that, on the date hereof and as of the date of the advance as set forth above, all representations and warranties of Borrower contained in the Loan Agreement are true and correct, that Borrower is in compliance with all covenants of Borrower contained in the Loan Agreement, that no Event of Default under the Loan Agreement has occurred and is continuing and no event that but for the passage of time or the giving of notice would be an Event of Default under the Loan Agreement has occurred and is continuing and that all information contained in this Loan Request Certificate is true and correct.

     EXECUTED this ___day of __, 200__.

TALX Corporation,
a Missouri corporation

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 10.1.1
DOCUMENTS AND REQUIREMENTS LIST

1.	Amended and Restated Loan Agreement by and among Borrower, LBNA, SWB, NCB, FTB, MLBF, and consented to by TUS and TFTS

2.	Term Note (Term Loan A) in the principal amount of $22,361,447.00 from Borrower to the order of LBNA

3.	Term Note (Term Loan A) in the principal amount of $15,373,494.00 from Borrower to the order of SWB

4.	Term Note (Term Loan A) in the principal amount of $9,084,337.00 from Borrower to the order of NCB

5.	Term Note (Term Loan A) in the principal amount of $5,590,361.00 from Borrower to the order of FTB

6.	Term Note (Term Loan A) in the principal amount of $5,590,361.00 from Borrower to the order of MLBF

7.	Term Note (Term Loan B) in the principal amount of $3,855,423.00 from Borrower to the order of LBNA

8.	Term Note (Term Loan B) in the principal amount of $2,650,602.00 from Borrower to the order of SWB

9.	Term Note (Term Loan B) in the principal amount of $1,566,265.00 from Borrower to the order of NCB

10.	Term Note (Term Loan B) in the principal amount of $963,855.00 from Borrower to the order of FTB

11.	Term Note (Term Loan B) in the principal amount of $963,855.00 from Borrower to the order of MLBF

12.	Revolving Note in the principal amount of $5,783,133.00 from Borrower to the order of LBNA

13.	Revolving Note in the principal amount of $3,975,904.00 from Borrower to the order of SWB

14.	Revolving Note in the principal amount of $2,349,398.00 from Borrower to the order of NCB

15.	Revolving Note in the principal amount of $1,445,784.00 from Borrower to the order of FTB

16.	Revolving Note in the principal amount of $1,445,784.00 from Borrower to the order of MLBF

17.	Security Agreement from TES in favor of LBNA (as Agent)

a.	Schedule A: Name, Jurisdictions, Tax ID Number

18.	Guaranty from TES in favor of LBNA (as Agent)

19.	Collateral Assignment of Membership Interest by Borrower in TES in favor of LBNA (as Agent)

20.	Trademark and/or Patent Recordation Form Cover Sheet attaching the Grant of Security Interest in Intellectual Property for Borrower

21.	Trademark and/or Patent Recordation Form Cover Sheet as to Borrower IP

a.	Grant of Security Interest in Intellectual Property for TUS

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

b.	Correction to name filing with USPTO Office (post closing item)

c.	Record Name Change at USPTO Office (post closing item)

22.	Trademark and/or Patent Recordation Form Cover Sheet as to TFTS IP

a.	Grant of Security Interest in Intellectual Property for TFTS

b.	Record Name Change at USPTO Office

23.	Assignment of Intellectual Property from Sheakley Interactive Services, LLC, an Ohio limited liability company (“SIS”) to Borrower

a.	Confirmation of recording at USPTO (post closing item)

24.	Assignment of Intellectual Property from Sheakley-Uniservice, Inc., an Ohio corporation (“SU”) to Borrower

a.	Confirmation of recording at USPTO (post closing item)

25.	Collateral Assignment of Leases from Borrower (post closing item)

26.	Collateral Assignment of Leases from TES (post closing item)

27.	Authorization to pay funds

28.	Secretary’s Certificate of Borrower, attesting to incumbency, signature specimen and authenticity of (and attaching):

a.	Certified Copy of By-Laws

b.	Certified Articles of Incorporation

c.	Authorizing Resolution

d.	Good Standing Certificates

29.	Secretary’s Certificate of TUS, attesting to incumbency, signature specimen and authenticity of (and attaching):

a.	Certified Copy of By-Laws

b.	Certified Copy of Articles of Incorporation

c.	TUS’s Authorizing Resolution

d.	TUS’s Good Standing Certificate

30.	Secretary’s Certificate of TFTS, attesting to incumbency, signature specimen and authenticity of (and attaching):

a.	Certified Copy of By-Laws

b.	Certified Copy of Articles of Incorporation

c.	Authorizing Resolutions

d.	Good Standing Certificates

31.	Certificate of Name Change as to TFTS

32.	Certified Copy of Amendment to Articles of Incorporation regarding name change from TI3 to TFTS

33.	Secretary’s Certificate of TES, attesting to incumbency, signature specimen and authenticity of (and attaching):

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

a.	Certified Copy of Articles of Formation

b.	Certified Copy of Operating Agreement

c.	Authorizing Resolutions

d.	Good Standing Certificates

34.	Opinion of Counsel for the Borrower, TUS, TFTS, TES attaching the following:

a.	Officer’s Certificate as to Factual Matters and other Matters pursuant to the Amended and Restated Loan Agreement

35.	UCC, Judgment and Tax Lien Searches as to Borrower

a.	Missouri Secretary of State

b.	St. Louis County, Missouri

c.	City of St. Louis, Missouri

36.	United States Patent and Trademark Office Search as to Borrower

37.	UCC, Judgment and Tax Lien Searches as to TFTS

a.	Texas Secretary of State

b.	Collin County, Texas

c.	Dallas County, Texas

38.	United States Patent and Trademark Office Search as to TFTS

39.	United States Patent and Trademark Office Search as to TI3

40.	UCC-3 Amendment as to Name Change from TI3 to TFTS

41.	UCC, Judgment and Tax Lien Searches as to TUS

a.	Missouri Secretary of State

b.	St. Louis County, Missouri

c.	City of St. Louis, Missouri

42.	United States Patent and Trademark Office Search as to TUS

43.	United States Patent and Trademark Office Search as to James E. Frick, Inc.

44.	UCC Search as to TES

a.	Missouri Secretary of State

45.	United States Patent and Trademark Office search as to TES

46.	UCC-1 Financing Statement as to TES

47.	UCC, Judgment and Tax Lien Searches as to SIS

a.	Arizona Secretary of State

b.	California Secretary of State

c.	Pennsylvania Secretary of State

d.	Ohio Secretary of State

e.	Franklin County, Ohio

f.	Fairfield County, Ohio

g.	Hamilton County, Ohio

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

h.	Cuyahoga County, Ohio

i.	Maricopa County, Arizona

j.	Sacramento County, California

k.	Columbiana County, Ohio

l.	Dauphin County, Pennsylvania (post closing item)

48.	United States Patent and Trademark Office Search as to SIS

49.	UCC, Judgment and Tax Lien Searches as to SU

a.	Arizona Secretary of State

b.	California Secretary of State

c.	Pennsylvania Secretary of State (post closing item)

d.	Ohio Secretary of State

e.	Franklin County, Ohio

f.	Fairfield County, Ohio

g.	Hamilton County, Ohio

h.	Cuyahoga County, Ohio

f.	Maricopa County, Arizona

j.	Sacramento County, California

k.	Dauphin County, Pennsylvania (post closing item)

l.	Columbiana County, Ohio

50.	United States Patent and Trademark Office Search as to SU

51.	Copy of Acquisition Agreement of SIS and SU, and all exhibits and schedules thereto

52.	Landlord’s Estoppel, Consent and Waiver for Leases by TALX and Assumed by TES for the following locations: (post closing item)

a.	Cleveland, Ohio (post closing item)

b.	Columbus, OH (post closing item)

c.	Borman Court, St. Louis, MO (post closing item)

d.	Woodfield Lane, St. Louis, MO (post closing item)

53.	Copies of Leases for the following locations: (post closing item)

a.	Cleveland, Ohio (post closing item)

b.	Columbus, OH (post closing item)

c.	Borman Court, St. Louis, MO (post closing item)

d.	Woodfield Lane, St. Louis, MO (post closing item)

54.	Partial Releases of Lien letter agreement from PNC

55.	Terminations or partial releases of UCC-1 filings from PNC as to assets covered by Asset Purchase Agreement (post closing item)

56.	Fees payable to LBNA as Administrative Agent according to the Agency Fee Letter

57.	Commitment Fees to the order of LBNA on behalf of the other Lenders

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

58.	Term Loan Request Certificate from Borrower’s responsible officer, pursuant to the Amended and Restated Loan Agreement

59.	Letter Agreement from Borrower regarding post closing deliverables

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 11.1
MASTER LETTER OF CREDIT AGREEMENT
[forms of application for standby
and commercial (documentary) letters of credit]

THIS PAGE LEFT BLANK INTENTIONALLY TO
MAINTAIN FORMATTING OF
MASTER LETTER CREDIT AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

MASTER LETTER OF CREDIT AGREEMENT

Dated as of

THIS MASTER LETTER OF CREDIT AGREEMENT (this “Agreement”) is issued by the undersigned applicant (the “Applicant”) in favor of LaSalle Bank National Association (together with its affiliates as set forth in Section II .8, the “Bank”).

The Applicant may from time to time request that the Bank issue letters of credit for the account of the Applicant. The Applicant agrees that, except as provided below, any such letter of credit shall be subject to the terms and provisions of this Agreement, and the Applicant further agrees with and for the benefit of the Bank as follows:

SECTION 1 CERTAIN DEFINITIONS. When used herein the following terms shall have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

Application means, at any time, an application (which shall be in writing, including by facsimile, or made by electronic transmission) for a letter of credit to be issued by the Bank, specifying (a) the requested issuance date, the amount, the beneficiary and the expiration date of such letter of credit, (b) the documentary requirements for drawing thereunder and (c) such other information as the Bank may reasonably request.

Business Day means any day on which the Bank is open for commercial banking business at its principal office in Chicago, Illinois.

Event of Default means any of the events described in Section 9.1.

Item means any draft, order, instrument, demand or other document drawn or presented, or to be drawn or presented, under any Letter of Credit.

ISP means at any time the most recent International Standby Practices issued by the Institute for International Banking Law & Practice, Inc.

Letter of Credit means any letter of credit issued (including any letter of credit issued prior to the date hereof) by the Bank for the account of the Applicant (including any letter of credit issued jointly for the account of the Applicant and any other Person), in each case as amended or otherwise modified from time to time but excluding any letter of credit that is issued pursuant to an Application which expressly provides that such letter of credit is not issued pursuant to this Agreement. A letter of credit issued by the Bank pursuant to an Application from the Applicant (either individually or together with any other Person) shall be a Letter of Credit hereunder even if another Person is named as the “Applicant” or “Account Party” in such letter of credit.

Liabilities means all obligations of the Applicant to the Bank and its successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, arising Out of or in connection with this Agreement, any Letter of Credit, any Application or any instrument or document delivered in connection herewith or therewith.

Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

Prime Rate means the rate per annum established by the Bank from time to time as its “Prime Rate” for commercial customers. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

UCC means at any time the Uniform Commercial Code as in effect in the State of Illinois.

UCP means at any time the most recent Uniform Customs and Practice for Documentary Credits issued by the International Chamber of Commerce.

Unmatured Event of Default means any event which if it continues uncured will, with lapse of time or notice or both, constitute an Event of Default.

SECTION 2 LETTER OF CREDIT PROCEDURES.

2.1 Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement, the Bank may from time to time, in its sole and complete discretion, issue Letters of Credit for the account of the Applicant; provided that the terms and provisions of each Letter of Credit and the Application therefor shall be satisfactory to the Bank in its discretion.

2.2 Applications. Not later than three Business Days prior to the date of the proposed issuance of a Letter of Credit (Or such later date as the Bank shall agree), the Applicant shall deliver an Application for such Letter of Credit to the Bank. An Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the Bank, by personal delivery or by any other means acceptable to the Bank.

2.3 Form of Letters of Credit. (a) The Applicant authorizes the Bank to set forth the terms of each Application in the Letter of Credit corresponding to such Application (and in any amendment thereto) in such language as the Bank deems appropriate, with such variations from such terms as the Bank may in its discretion determine to be necessary (which determination shall be conclusive) and not materially inconsistent with such Application. The Bank may, but shall not be obligated to, request the Applicant to review the form of a Letter of Credit prior to issuance thereof, in which case the Applicant shall be deemed to have approved the form of such Letter of Credit. With respect to any other Letter of Credit, the Applicant agrees that such Letter of Credit shall be conclusively presumed to be in proper form unless the Applicant notifies the Bank in writing of any inconsistency in such Letter of Credit within three Business Days of its issuance. Upon receipt of timely notice of any discrepancy in any Letter of Credit, the Bank will endeavor to obtain the consent of the beneficiary and any confirming bank for an appropriate modification to such Letter of Credit; provided that the Bank shall have no liability or responsibility for its failure to obtain such consent.

(a)	The Applicant accepts the risk that a Letter of Credit will be interpreted or applied other than as intended by the Applicant to the extent such Letter of Credit (i) permits presentation at a place other than the place of issuance, (ii) permits application of laws or practice rules with which the Applicant is unfamiliar, (iii) includes ambiguous, inconsistent or impossible requirements, (iv) requires termination or reduction against a presentation made by the Applicant rather than the beneficiary or (v) fails to incorporate appropriate letter of credit practices rules.

2.4 Representations and Warranties. The delivery of each Application shall automatically constitute a representation and warranty by the Applicant to the Bank to the effect that on the requested date of issuance of such Letter of Credit, (a) the representations and warranties of the Applicant set forth in Section 4 shall be true and correct as of such requested date as though made on the date thereof and (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing or will result from such issuance.

SECTION 3 REIMBURSEMENT OBLIGATIONS; RESPONSIBILITIES, ETC.

3.1 Reimbursement Obligations. The Applicant hereby agrees to reimburse the Bank forthwith upon demand in an amount equal to any payment or disbursement made by the Bank under any Letter of Credit or any time draft issued pursuant thereto, together with interest on the amount so paid or disbursed by the Bank from and including the date of payment or disbursement to but not including the date the Bank is reimbursed by the Applicant at a rate per annum equal to the Prime Rate from time to time in effect plus 2% (or, if less, the maximum rate permitted by applicable law). The obligation of the Applicant to reimburse the Bank under this Section 3 for payments and disbursements made by the Bank under any Letter of Credit or any time draft issued pursuant thereto shall be absolute and unconditional under any and all circumstances, including, without limitation, the following:

(a)	any failure of any Item presented under such Letter of Credit to strictly comply with the terms of such Letter of Credit;

(b)	the legality, validity, regularity or enforceability of such Letter of Credit or of any Item presented thereunder;

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(c)	any defense based on the identity of the transferee of such Letter of Credit or the sufficiency of the transfer if such Letter of Credit is transferable;

(d)	the existence of any claim, set-oft defense or other right that the Applicant may have at any time against any beneficiary or transferee of such Letter of Credit, the Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or any unrelated transaction;

(e)	any Item presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(f)	honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(g)	waiver by the Bank of any requirement that exists for the Bank’s protection and not the protection of the Applicant or any waiver by the Bank which does not in fact materially prejudice the Applicant;

(h)	any payment made by the Bank in respect of an Item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if payment after such date is authorized by the ISP, the UCC or the UCP, as applicable; or

(i)	any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

provided that the Applicant shall not be obligated to reimburse the Bank for any wrongful payment or disbursement made by the Bank under any Letter of Credit as a result of any act or omission constituting gross negligence or willful misconduct on the part of the Bank.

3.2 Discrepancies. (a) The Applicant agrees that it will promptly examine any and all instruments and documents delivered to it from time to time in connection with any Letter of Credit, and if the Applicant has any claim of non-compliance with its instructions or of discrepancies or other irregularity, the Applicant will immediately (and, in any event, within three Business Days) notify the Bank thereof in writing, and the Applicant shall be deemed to have waived any claim against the Bank unless such notice is given within such time period. Without limiting the foregoing, if the Bank makes any payment or disbursement under a Letter of Credit and the Applicant does not send a notice to the Bank within three Business Days objecting to such payment or disbursement and specifying in reasonable detail the discrepancy or irregularity which is the basis for such objection, then the Applicant shall be precluded from making any objection to the Bank’s honor of the presentation with respect to which such payment or disbursement was made (but shall not be precluded from asserting any objection to any different presentation under the same or a different Letter of Credit).

(a)	The Applicant’s acceptance or retention of any documents presented under or in connection with a Letter of Credit (including originals or copies of documents sent directly to the Applicant) or of any property for which payment is supported by a Letter of Credit shall ratify the Bank’s honor of the documents and absolutely preclude the Applicant from raising a defense or claim with respect to the Bank’s honor of the relevant presentation.

3.3 Documents. Unless specified to the contrary in the relevant Application, the Applicant agrees that the Bank and its correspondents: (a) may accept as complying with the applicable Letter of Credit any Item drawn, issued or presented under such Letter of Credit which is issued or purportedly issued by an agent, executor, trustee in bankruptcy, receiver or other representative of the party identified in such Letter of Credit as the party permitted to draw, issue or present such Item; and (b) may in its or their discretion, but shall not be obligated to, accept or honor (i) any Item which substantially complies with the terms of the applicable Letter of Credit; (ii) any Item which substantially complies under the laws, rules, regulations and general banking or trade customs and usages of the place of presentation, negotiation or payment; (iii) drafts which fail to bear any or adequate reference to the applicable Letter of Credit; (iv) any Item presented to the Bank after the stated expiration date of a Letter of Credit but within any applicable time period during which such Letter of Credit may be honored in accordance with the UCP, the UCC and/or the ISP, as applicable (and, in any event, any Item presented to the Bank on the Business Day immediately following the stated expiration date of any Letter of Credit, if such stated expiration date falls on a day which is not a Business Day); or (v) any Item which substantially complies with the requirements of the UCP, the UCC and/or the ISP, as applicable. In determining whether to pay under any Letter of Credit, the Bank shall have no obligation to the Applicant or any other Person except to confirm that the Items required to be delivered under such Letter of Credit appear to have been delivered and appear on their face to substantially comply with the requirements of such Letter of Credit. For purposes of the foregoing, an Item “substantially complies” unless there are discrepancies in the presentation which appear to be substantial and which reflect corresponding defects in the beneficiary’s performance in the underlying transaction. A discrepancy is not substantial if it is unrelated or immaterial to the nature or amount of the Applicant’s loss. For example, documents honored by the Bank that do not comply with the timing requirements of the Letter of Credit for presenting or dating any required beneficiary statement nonetheless substantially comply if those timing requirements are not material in determining whether the underlying agreement has been substantially performed or violated.

3.4 Exculpation. In addition to the exculpatory provisions contained in the UCP, the UCC and/or the ISP, as applicable, the Bank and its correspondents shall not be responsible for, and the Applicant’s obligation to reimburse the Bank shall not be affected by, (a) compliance with any law, custom or regulation in effect in the country of issuance, presentation, negotiation or payment of any Letter of Credit, (b) any refusal by the Bank to honor any Item because of an applicable law, regulation or ruling of any governmental agency, whether now or hereafter in effect, (c) any action or inaction required or permitted under the UCC, the UCP, the ISP or the United Nations Convention on Independent Guarantees and Standby Letters of Credit, in each case as applicable, or (d) any act or the failure to act of any agent or correspondent of the Bank, including, without limitation, failure of any such agent or correspondent to pay any Item because of any law, decree, regulation, ruling or interpretation of any governmental agency.

3.5 Risks. The Applicant assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit (it being understood that such assumption is not intended to, and shall not, preclude the Applicant from pursuing any right or remedy it may have against any such beneficiary or transferee). The Applicant further agrees that any action or omission by the Bank under or in connection with any Letter of Credit or any related Item, document or property shall, unless in breach of good faith, be binding on the Applicant and shall not put the Bank under any resulting liability to the Applicant. Without limiting the foregoing, the Applicant agrees that in no event shall the Bank be liable for incidental, consequential, punitive, exemplary or special damages.

3.6 Limitation on Bank’s Obligations. Without limiting any other provision herein, the Bank is expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of any Letter of Credit without regard to, and without any duty on the part of the Bank to inquire into, the existence of any dispute or controversy between any of the Applicant, the beneficiary of any Letter of Credit or any other Person, or the respective rights, duties or liabilities of any of them, or whether any facts represented in any Item presented under a Letter of Credit are true or correct. Furthermore, the Applicant agrees that the Bank’s obligation to the Applicant shall be limited to honoring requests for payment made under and in compliance with the terms of any Letter of Credit, and the Bank’s obligation remains so limited even if the Bank may have prepared or assisted in the preparation of the wording of any Letter of Credit or any Item required to be presented thereunder or the Bank may otherwise be aware of the underlying transaction giving rise to any Letter of Credit.

3.7 Automatic Renewal of Letters of Credit. If any Letter of Credit contains any provision for automatic renewal, the Applicant acknowledges and agrees that the Bank is under no obligation to allow such renewal to occur and any such renewal shall remain within the sole and absolute discretion of the Bank. The Applicant irrevocably consents to the automatic renewal of each such Letter of Credit in accordance with its terms if the Bank allows such renewal to occur; provided that the Applicant shall have the right to request the Bank to disallow any such renewal on the condition that the Applicant shall give the Bank prior written notice of such request not less than 30 days prior to the deadline imposed upon the Bank for notification to the beneficiary of non-renewal of any such Letter of Credit.

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SECTION 4 REPRESENTATIONS AND WARRANTIES. The Applicant represents and warrants to the Bank that:

(a)	Organization. etc. The Applicant is duly organized or formed, validly existing and (to the extent applicable under the laws of the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization or formation, and the Applicant is duly qualified and in good standing as a foreign entity authorized to do business in each other jurisdiction where, because of the nature of its activities or properties, such qualification is required.

(b)	Authorization: No Conflict. The execution and delivery by the Applicant of this Agreement and each Application, the issuance of Letters of Credit for the account of the Applicant hereunder and the performance by the Applicant of its obligations under this Agreement and the Applications are within the organizational powers of the Applicant, have been duly authorized by all necessary organizational action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with, or result in or require the imposition of any lien or security interest under, any provision of law or of the charter or by-laws of the Applicant or of any indenture, loan agreement or other contract, or any judgment, order or decree, which is binding upon the Applicant.

(c)	Validity and Binding Nature. This Agreement is, and upon delivery to the Bank each Application will be, the legal, valid and binding obligation of the Applicant, enforceable against the Applicant in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and to general principles of equity.

(d)	Approvals. No authorization, approval or consent of, or notice to or filing with, any governmental or regulatory authority is required to be made in connection with the execution and delivery by the Applicant of this Agreement or the issuance of any Letter of Credit for the account of the Applicant pursuant hereto,

(e)	Year 2000 Problem. The Applicant and its subsidiaries (i) have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the “Year 2000 Problem” (that is, the risk that computer applications and embedded microchips in non-computing devises may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and (ii) have made appropriate inquiries as to the effect the Year 2000 Problem will have on their material suppliers and customers. Based on such review, program and inquiries, the Applicant reasonably believes that the Year 2000 Problem will not have a material adverse effect on the business, operations, condition (financial or otherwise), assets or prospects of the Applicant and its subsidiaries taken as a whole.

SECTION 5 FEES. The Applicant agrees to pay the Bank all reasonable fees of the Bank (at the rates specified by the Bank from time to time in schedules delivered by the Bank to the Applicant) with respect to each Letter of Credit (including, without limitation, all fees associated with any amendment to, drawing under, banker’s acceptance pursuant to, or transfer of a Letter of Credit), such fees to be payable on demand by the Bank therefor.

SECTION 6 COMPUTATION OF INTEREST AND FEES. All interest and fees hereunder shall be computed for the actual number of days elapsed on the basis of a year of 360 days. The interest rate applicable to Letter of Credit reimbursement obligations shall change simultaneously with each change in the Prime Rate.

SECTION 7 MAKING OF PAYMENTS. (a) All payments of principal of, or interest on, letter of credit reimbursement obligations, all payments of fees and all other payments hereunder shall be made by the Applicant in immediately available funds to the Bank at its principal office in Chicago not later than 12:30 P.M., Chicago time, on the date due, and funds received after that time shall be deemed to have been received by the Bank on the next Business Day. If any payment of principal, interest or fees falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next Business Day, and additional interest shall accrue and be payable for the period of such extension.

(b)	The Applicant irrevocably agrees that the Bank or any affiliate thereof may (but neither the Bank nor any such affiliate shall be obligated to) debit any deposit account of the Applicant in an amount sufficient to pay any fee, reimbursement obligation or other amount that is due and payable hereunder. The Bank or the applicable affiliate shall promptly notify the Applicant of any such debit (but failure of the Bank or any such affiliate to do so shall not impair the effectiveness thereof or impose any liability on the Bank or such affiliate).

(c)	The Applicant shall reimburse the Bank for each payment under a Letter of Credit in the same currency in which such payment was made; provided that, if the Bank so requests (in its discretion), the Applicant shall reimburse the Bank in United States dollars for any payment under a Letter of Credit made in a foreign currency at the rate at which the Bank could sell such foreign currency in exchange for United States dollars for transfer to the place of payment of such payment or, if there is no such rate, the United States dollar equivalent of the Bank’s actual cost of settlement. The Applicant agrees to pay the Bank on demand in United States dollars such amounts as the Bank may be required to expend to comply with any and all governmental exchange regulations now or hereafter applicable to the purchase of foreign currency.

(d)	All payments by the Applicant hereunder shall be made free and clear of and without deduction for any present or future income, excise or stamp taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Bank’s net income or receipts (such non-excluded items being called “Taxes”). If any withholding or deduction from any payment to be made by the Bank hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Applicant will

(i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii) promptly forward to the Bank an official receipt or other documentation satisfactory to the Bank evidencing such payment to such authority; and

(iii) pay to the Bank such additional amount as is necessary to ensure that the net amount actually received by the Bank will equal the full amount the Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Bank or on any payment received by the Bank hereunder, the Bank may pay such Taxes and the Applicant will promptly pay such additional amount (including any penalty, interest or expense) as is necessary in order that the net amount received by the Bank after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Bank would have received had no such Taxes been asserted.

If the Applicant fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Applicant shall indemnify the Bank for any incremental Tax, interest, penalty or expense that may become payable by the Bank as a result of such failure.

SECTION 8 INCREASED COSTS. If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request, guideline or directive (whether or not having the force of law) of any such authority, central bank or comparable agency,

(a)	affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration the Bank’s or such controlling corporation’s policies with respect to capital adequacy) the Bank determines that the amount of such capital is increased as a consequence of this Agreement or the Letters of Credit; or

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(b)	imposes, modifies or deems applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Bank with respect to letters of credit, or imposes on the Bank any other condition affecting this Agreement or the Letters of Credit, and the Bank determines that the result of any of the foregoing is to increase the cost to, or to impose a cost on, the Bank of issuing or maintaining any Letter of Credit or of making any payment or disbursement under any Letter of Credit, or to reduce the amount of any sum received or receivable by the Bank under this Agreement;

then within five Business Days after demand by the Bank (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand and a calculation thereof in reasonable detail), the Applicant shall pay directly to the Bank such additional amount as will compensate the Bank for such increased capital requirement, such increased cost or such reduction, as the case may be. Determinations and statements of the Bank pursuant to this Section 8 shall be conclusive absent manifest error, and the provisions of this Section 8 shall survive termination of this Agreement.

SECTION 9 EVENTS OF DEFAULT AND THEIR EFFECT.

9.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

9.1.1 Non-Payment of Liabilities, etc. Default in the payment when due of any principal of or interest on any Liabilities; or default, and continuance thereof for five days after notice thereof from the Bank, in the payment when due of any fees or other amounts payable by the Applicant hereunder.

9.1.2 Bankruptcy. etc. The Applicant or any guarantor of the Liabilities shall become insolvent or admit in writing its inability to pay debts as they mature, or the Applicant or any such guarantor shall apply for, consent to or acquiesce in the appointment of a trustee or receiver, or in the absence of such application, consent or acquiescence, a trustee or receiver is appointed for the Applicant or any such guarantor, or any proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against the Applicant or any such guarantor and, if instituted against the Applicant or such guarantor, remains for 30 days undismissed, or any writ of attachment is issued against any substantial portion of the Applicant’s or any such guarantor’s property and is not released within 30 days of service, or the Applicant or any such guarantor takes any action to authorize, or in furtherance of, any of the foregoing.

9.1.3 Other Agreements with Bank. Any default shall occur (subject to any applicable grace period) under any other agreement between the Applicant and the Bank or any of its affiliates (including any agreement under which the Applicant is a borrower and the Bank or any such affiliate and one or more other financial institutions are the lenders); or the Applicant shall fail to comply with or to perform (subject to any applicable grace period) any covenant set forth in any such other agreement as such covenant is in effect on the date hereof or is amended from time to time with the consent of the Bank (but without giving effect to the expiration or termination of any such agreement unless such agreement is replaced by another agreement to which the Bank is a party).

9.1.4 Representations and Warranties. Any representation or warranty made by the Applicant herein or in any writing furnished in connection with or pursuant to this Agreement shall be false or misleading in any material respect on the date made.

9.2 Effect of Event of Default. If any Event of Default described in Section 9.1.2 shall occur, all Liabilities shall immediately become due and payable and the Applicant shall immediately become obligated to deliver to the Bank cash collateral in an amount equal to the face amount of all outstanding Letters of Credit; and if any other Event of Default shall occur, the Bank may declare all Liabilities to be due and payable and may demand that the Applicant immediately deliver to the Bank cash collateral in an amount equal to the face amount of all outstanding Letters of Credit, whereupon all Liabilities shall become immediately due and payable and the Applicant shall immediately become obligated to deliver to the Bank cash collateral in an amount equal to the face amount of all outstanding Letters of Credit. The Bank shall promptly advise the Applicant of any such declaration, but failure to do so shall not impair the effect of such declaration. The Applicant hereby grants the Bank a security interest in all cash collateral delivered hereunder. All cash collateral shall be held by the Bank and applied to Liabilities arising in connection with any drawing under a Letter of Credit. After all Letters of Credit have been fully drawn, expired or been terminated, such cash collateral shall be applied by the Bank, first, to any remaining Liabilities and, then, to any other liabilities of the Applicant to the Bank, and any excess shall be delivered to the Applicant or as a court of competent jurisdiction may direct.

SECTION 10 SECURITY.

10.1 Grant of Security Interest. As security for the prompt payment and performance of all Liabilities, and in addition to any other security given to the Bank by separate agreement, the Applicant hereby grants to the Bank a continuing security interest in all of the following, whether now existing or hereafter arising: (i) all property shipped, stored or dealt with in connection with any Letter of Credit; and (ii) all drafts, documents, instruments, contracts (including, without limitation, shipping documents, warehouse receipts and policies or certificates of insurance), inventory, accounts, chattel paper and general intangibles, and all proceeds of the foregoing, arising from or in connection with any Letter of Credit, including, without limitation, any of the foregoing which is in the Bank’s actual or constructive possession or is in transit to the Bank or any of its affiliates, agents or correspondents (and regardless of whether such property has been released to the Applicant). The Applicant further agrees that the Bank or any of its affiliates may set off and apply to any of the Liabilities which are then due and payable (by acceleration or otherwise) any deposit of the Applicant at any time held by the Bank or any of its affiliates. The Applicant agrees that this Agreement (Or a carbon or photographic copy hereof) may be filed as a financing statement to the extent permitted by law. The Applicant agrees that, on request by the Bank, the Applicant shall execute and deliver such financing statements and other documents or instruments as may be required by the Bank to perfect or maintain the security interest of the Bank hereunder.

10.2 Rights and Remedies. The Bank shall have all rights and remedies of a secured party under the UCC. If prior notice to the Applicant is required for any action, the Bank shall give the Applicant at least five days’ notice in writing of the time and place of the sale, disposition or other event giving rise to such required notice, and the Applicant agrees that such notice will be deemed commercially reasonable. Any property or document representing collateral may be held by the Bank in its name or in the name of the Bank’s nominee, all without prior notice. Proceeds of any sale or other disposition of collateral shall be applied, in order, to the expenses of retaking, holding and preparing the collateral for sale (including reasonable attorneys’ fees and legal expenses), and then to the obligations of the Applicant hereunder until paid in full. The Applicant shall be liable for any deficiency.

SECTION 11 GENERAL.

11.1 Waiver: Amendments. No delay on the part of the Bank in the exercise of any tight, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Bank, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.2 Notices. (a) Except as otherwise expressly provided herein, all notices hereunder shall be in writing (including facsimile and electronic transmission, which shall be considered original writings). Notices given by mail shall be deemed to have been given three Business Days after the date sent if sent by registered or certified mail, postage prepaid, to the applicable party at its address shown below its signature hereto or at such other address as such party may, by written notice received by the other party to this Agreement, have designated as its address for notices. Notices given by facsimile or electronic transmission shall be deemed to have been given when sent. Notices sent by any other means shall be deemed to have been given when received (or when delivery is refused).

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(b)	The Bank may rely on any writing (including any facsimile, any electronic transmission or any information on a computer disk or similar medium which may be reduced to writing), or any telephonic or other oral message or instruction (including, without limitation, any oral waiver of any discrepancy with respect to any Item), that the Bank believes in good faith to have been received from an authorized officer, employee or representative of the Applicant, and the Bank shall not be liable for any action taken in good faith with respect to any writing, message or instruction from an unauthorized person. The Bank shall not be under any duty to verify the identity of any person submitting any Application or other writing or making any other communication hereunder. Notwithstanding the foregoing, the Bank is not obligated to recognize the authenticity of any request to issue, amend, honor or otherwise act on any Letter of Credit that is not evidenced to the Bank’s satisfaction by a writing originally signed by a person the Applicant has certified is authorized to act for the Applicant hereunder or by a message or instruction authenticated to the Bank’s satisfaction.

11.3 Costs, Expenses and Taxes: Indemnification. (a) The Applicant agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Bank (including the reasonable fees and charges of counsel for the Bank) in connection with the enforcement of this Agreement. In addition, the Applicant agrees to pay, and to save the Bank harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the issuance of Letters of Credit hereunder, or the issuance of any other instrument or document provided for herein or delivered or to be delivered hereunder or in connection herewith.

(b)	The Applicant agrees to indemnify the Bank and each of its affiliates and each of their respective officers, directors, employees and agents (each an “Indemnified Party”) against, and to hold each Indemnified Party harmless from, any and all actions, causes of action, suits, losses, costs, damages, expenses (including reasonable attorneys’ fees and charges, expert witness fees and other dispute resolution expenses) and other liabilities (collectively the “Indemnified Liabilities”) incurred by any Indemnified Party as a result of, or arising out of, or relating to, this Agreement or any Letter of Credit (and without regard to whether the applicable Indemnified Party is a party to any proceeding out of which such Indemnified Liabilities arise), except to the extent that a court of competent jurisdiction determines in a final, non-appealable order that any Indemnified Liability resulted directly from the gross negligence or willful misconduct of such Indemnified Party. Without limiting the generality of the foregoing sentence, the term “Indemnified Liabilities” includes any claim or liability in which an advising, confirming or other nominated bank, or a beneficiary requested to issue its own undertaking, seeks to bc reimbursed, indemnified or compensated. If and to the extent the foregoing undertaking may be unenforceable for any reason, the Applicant agrees to make the maximum contribution to the payment of each of the Indemnified Liabilities which is permitted under applicable law.

(c)	Without limiting clause (b), the Applicant agrees to indemnify the Bank, and to hold the Bank harmless from, any loss or expense incurred by the Bank as a result of any judgment or order being given or made for the payment of any amount due hereunder in a particular currency (the “Currency of Account”) and such judgment or order being expressed in a currency (the “Judgment Currency”) other than the Currency of Account and as a result of any variation having occurred in the rate of exchange between the date which such amount is converted into the Judgment Currency and the date of actual payment pursuant thereto. The foregoing indemnity shall constitute a separate and independent obligation of the Applicant.

(d)	All obligations provided for in this Section 11.3 shall survive any termination of this Agreement.

11.4 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

11.5 Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Except to the extent inconsistent with such state law or otherwise expressly stated in any Letter of Credit, each Letter of Credit and this Agreement also are subject to the terms of (i) with respect to matters relating to standby Letters of Credit and Applications therefor, the ISP, and (ii) with respect to matters relating to commercial Letters of Credit and Applications therefor, the UCP. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Applicant and rights of the Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

11.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

11.7 Successors and Assigns. This Agreement shall be binding upon the Applicant and its successors and assigns, provided that the Applicant may not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

11.8 Right of Bank to Act through Branches and Affiliates. The Bank may cause any Letter of Credit requested by the Applicant to be issued by a branch or affiliate of the Bank, and all references to the “Bank” herein or in any related document shall include each applicable branch or affiliate.

11.9 Foreign Assets Control Regulations. The Applicant certifies that no transaction in foreign commodities covered by any Application will be prohibited under the foreign assets control regulations of the United States Treasury Department and that any importation related to any Letter of Credit will conform with all applicable laws, rules and regulations.

11.10 Mitigation: Limitation of Liability. The Applicant agrees to take action to avoid or reduce the amount of and damages which may be claimed against the Bank. For example, (a) in the case of wrongful honor, the Applicant agrees to enforce its rights arising out of the underlying transaction (except to the extent that enforcement is impractical due to the insolvency of the beneficiary or other Person from whom the Applicant might otherwise recover), and (b) in the case of wrongful dishonor, the Applicant agrees to specifically and timely authorize the Bank to effect a cure and give written assurances to the beneficiary that a cure is being arranged. The Applicant’s aggregate remedies against the Bank for honoring a presentation or retaining honored documents in breach of the Bank’s obligations to the Applicant (whether arising under this Agreement, applicable letter of credit practice or law, or any other agreement or law) are limited to the aggregate amount paid by the Applicant to the Bank with respect to the honored presentation.

11.11 Subrogation. The Bank shall be subrogated (for purposes of defending against the Applicant’s claims and proceeding against others to the extent of any liability of the Bank to the Applicant) to the Applicant’s rights against any Person who may be liable to the Applicant on any underlying transaction, to the rights of any holder in due course or Person with similar status against the Applicant and to the rights of the beneficiary of any Letter of Credit or its assignee or any Person with similar status against the Applicant.

11.12 Co-Applicants. (a) If this Agreement is signed by two or more Persons (each a “Co-Applicant”), then the term “Applicant” shall mean each such Person and all such Persons shall be jointly and severally liable for all obligations of the “Applicant” hereunder and in respect of the Letters of Credit issued pursuant hereto. Any Co-Applicant shall have the right to issue all instructions relating to Letters of Credit (including, without limitation, instructions as to the disposition of documents and waiver of discrepancies) and to agree with the Bank upon any amendment, extension, renewal or modification of, or change in the amount of, any Letter of Credit, and such instructions and agreements shall be binding upon all Co-Applicants. Each Co-Applicant shall be bound by (i) any notice from the Bank to any other Co-Applicant, (ii) any other Co-Applicant’s settlement or release of any claim against the Bank arising under this Agreement and (iii) any default under this Agreement attributable to any other Co-Applicant.

(b)	Each Co-Applicant agrees that if at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Co-Applicant), such Liabilities shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and the obligations of such Co-Applicant with

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

respect thereto shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

(c)	The Bank may, from time to time, in its sole discretion and without affecting the obligation of any Co-Applicant, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any other obligor, in addition to such Co-Applicant, with respect to any of the Liabilities, and take any security for the obligations of any such other obligor, (b) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any other Co-Applicant or any obligation of any nature of any other obligor with respect to any of the Liabilities, (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (d) resort to such Co-Applicant for payment of any of the Liabilities when due, whether or not the Bank shall have resorted to any property securing any of the Liabilities or shall have proceeded against any other Co-Applicant or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

11.13 Continuation of Liability. Regardless of the expiry date of any Letter of Credit, the Applicant shall remain liable hereunder until the Bank is released from liability by every Person that is entitled to draw or demand payment under each Letter of Credit issued pursuant hereto.

11.14 Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY APPLICATION, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF COOK COUNTY, ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE BANK’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE APPLICANT HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF COOK COUNTY, ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION. THE APPLICANT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH BENEATH ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE BANK AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE APPLICANT EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11.15 Waiver of Jury Trial. EACH OF THE APPLICANT AND, BY ISSUING ANY LETTER OF CREDIT, THE BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY APPLICATION, INSTRUMENT, DOCUMENT. AMENDMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Delivered at Chicago. Illinois, as of the day and year first above written.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

[Applicant]

By

Title

By

Title

Address:

Attention:

Facsimile:

[Second Applicant, if applicable]

By

Title

By

Title

Address:

Attention:

Facsimile:

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

LaSalle Bank N.A.

International Trade Services	LASALLE BANKS

200 W. Monroe Street, Suite 1100
Chicago, Illinois 60606-5002
(312) 904-8462 fax (312) 904-6303	L/C no.
(For Bank Use)

APPLICATION FOR IRREVOCABLE COMMERCIAL LETTER OF CREDIT

Subject to our Master Letter of Credit Agreement with yourselves, please issue an irrevocable Commercial Letter of Credit (L/C) substantially as set forth below, and

☐ send the original L/C directly to the Beneficiary

☐ send the L/C to the Advising Bank indicated or your chosen correspondent, as applicable (for delivery to the Beneficiary) by ☐ airmail. ☐ courier. ☐ cable (SWIFT/telex/cablegram). ☐ other:                 .

Advising Bank (optional)	Applicant (name & address)

Beneficiary of L/C (name & address expected to appear on invoices)	Amount (U.S. dollars unless otherwise indicated) up to: plus or minus %
Expiry Date of L/C (month in words, day, year)

in the country of the Beneficiary unless otherwise indicated

Please make the L/C subject to the Uniform Customs and Practice for Documentary Credits (UCP) currently in effect.

Documents must be presented within         days after shipment (21 days if not otherwise specified) but, in any case, within the validity of the credit.
Draft(s) must be drawn at (specify “sight” or other tenor)                         for         % (100% unless otherwise specified) of Commercial Invoice value drawn on you or (specify other drawee)                         and accompanied by the following documents:

☐ Original and     copy(ies) of Commercial Invoice covering (describe goods as in the Beneficiary’s proforma invoice but only in generic terms, omitting details as to grade, quality, etc.):

☐ EXW (Ex Works, Ex Factory At) (place)

☐ FCA (Free Carrier At) (place)

☐ CPT (Carriage Paid To) (place)

☐ CIP (Carriage & Insurance Paid To) (place)

☐ FOB (Free On Board At) (port of loading) (for port-to-port ocean shipments only; otherwise use FCA)

☐ CFR (Cost & Freight Paid To) (port of discharge) (for port-to-port ocean shipments only; otherwise use CPT)

☐ CIF (Cost, Insurance & Freight Paid To) (port of discharge) (for port-to-port ocean shipments only; otherwise use CIP)

☐ Other terms

☐ Marine Cargo Insurance Policy or Certificate (for CIP and CIF shipments) in negotiable form for at least    % (110% unless otherwise specified) of Commercial Invoice value, endorsed in blank and covering the following risks:

☐ All risks warehouse-to-warehouse

☐ All risks warehouse-to-warehouse including war risks and strikes, riots and civil commotions

☐ Other (specify)

☐ Copy of a cable or fax message addressed to the Applicant giving date and means of shipment and description and value of the goods shipped, bearing the Beneficiary’s original signed certification that “This is a true and accurate copy of a message sent as addressed within two days of shipment of the described goods” (for insurance purposes on EXW, FCA, CPT, FOB, and CFR shipments).

☐ Full set of Multimodal Transport (Door-to-Door) Bills of Lading showing place of receipt as                                                                                                                                                 and place of delivery or final destination as_________________consigned to the order of the shipper, endorsed in blank.

☐ Full set of Port-to-Port Bills of Lading showing port of loading as                                                                                                                                                           and port of discharge as                                                                         , consigned to order of shipper, endorsed in blank.

☐ Transshipment prohibited (only applies to Port-to-Port Bills of Lading).

☐ Original Shipper’s Copy of Air Waybill, showing airport of departure as                             and airport of destination as                                     , consigned to                                                                         .

☐ Beneficiary’s certificate that “one extra set of documents is accompanying the air shipment” (not applicable to ocean shipments).

The above Bills of Lading, Air Waybill or other transport documents are to be marked and evidence:

     Freight: ☐ Collect ☐ Prepaid         Notify

     Party:_____________

     Partial shipments: ☐ Allowed ☐ Not allowedShipment not later than:

☐ Forwarder’s Cargo Receipt issued by                                                                          showing merchandise received no later than                                     , consigned to or held at the disposal of the Applicant.

     ☐ Original and           copy(ies) of Packing List.

     ☐ Original and           copy(ies) of Certificate of Origin.

     ☐ Original and          copy(ies) of                                              .

SPECIAL CONDITIONS/INSTRUCTIONS

☐    Please make the L/C transferable in full or in parts by any bank.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

☐	All bank charges other than those of the Issuing Bank are for the account of the Beneficiary. ☐ All bank charges are for the account of the Applicant.

☐	Discount charges, if any (applicable only to drafts other than “sight”), are for the account of the ☐ Beneficiary. ☐ Applicant.

☐	All documents are to be sent to you in one lot by ☐ Courier. ☐ Airmail.

☐	Other conditions/instructions:

Account Party name (if different from Applicant name above)		Correspondent Bank Name (if applicable)

Authorized signature	date	Authorized signature	date

phone number	fax number	phone number	fax number

FORM NO: 096-0300 MAY 99

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

LaSalle Bank N.A.

International Trade Services	LASALLE BANKS

200 W. Monroe Street, Suite 1100
Chicago, Illinois 60606-5002
(312) 904-8462 fax (312) 904-6303	L/C no.
(For Bank Use)

APPLICATION FOR STANDBY LETTER OF CREDIT

Subject to our Master Letter of Credit Agreement with yourselves,

     ☐ please issue an irrevocable Standby Letter of Credit (L/C) substantially as set forth below, and

     ☐ return the original L/C to ourselves (for delivery to the Beneficiary)

     ☐ send the original L/C directly to the Beneficiary

     ☐ send the L/C to the Advising Bank indicated (for delivery to the Beneficiary)

               by

     ☐ airmail.

     ☐ courier.

     ☐ cable (SWIFT/telex/cablegram).

     ☐ messenger.

     ☐ other:                                .

               or

☐ [Local Guarantee] please issue an irrevocable Standby Letter of Credit in favor of your affiliated office or correspondent (or the indicated Foreign Bank) and request that they issue a Local Guarantee substantially as set forth below and in the attached specimen. (Attach specimen language for the Local Guarantee. All blanks must be completed on the specimen you provide. If the Local Guarantee is to be subject to the ISP or other international rules, indicate so on the specimen.)

     Please make the L/C subject to

     ☐ the Uniform Customs and Practice for Documentary Credits (UCP)

                    or

☐ the International Standby Practices (ISP)
currently in effect.

Advising Bank/Foreign Bank (optional)	Applicant (name & address)

Beneficiary of L/C or Local Guarantee, as applicable (name & address)	Amount (U.S. dollars unless otherwise indicated)

Expiry Date of L/C

Expiry Date of Local Guarantee (if applicable—must be before Expiry Date of L/C)

Available at sight against presentation of the following document(s) at your office on or before the Expiry Date unless otherwise indicated below.

☐ Beneficiary’s signed statement reading exactly as follows:

Other documents (if any):

Other instructions (if any, including any special instructions for the Advising Bank/Foreign Bank to follow when delivering the L/C or Local Guarantee):

☐ [Evergreen L/C] Please include language in the L/C which causes the Expiry Date to be automatically extended for additional periods of one year at a time unless you notify the Beneficiary at least days in advance of the then-current Expiry Date of your election not to allow any further automatic extensions. Please include a “final expiry date” of (optional).

☐ Partial drawings are prohibited (permitted if not marked).

☐ Multiple drawings are prohibited (permitted if not marked).

☐ Please refer to attachments. (NOTE: If this application is submitted by mail or fax, all attachments must also be signed.)

In the event we request that the L/C be made subject to local law, we indemnify you from any liabilities or obligations imposed by such local law, including any obligation to make payment after the stated Expiry Date of the L/C and/or the Local Guarantee. In the event we request that the L/C, or any part thereof, be issued in a foreign language, we indemnify you from any errors in translation of either the L/C or any documents presented.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

Account Party name (if different from Applicant name above)

Authorized signature date	phone number	fax number

Correspondent Bank Name (if applicable)	Correspondent Bank Authorized Signature (if applicable)	Phone

FORM NO: 096-0369 MAY 99

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 12
DISCLOSURE SCHEDULE OF BORROWER

(See attached Disclosure Schedules)

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.1

Organization and Existence

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.2

Authorization

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.3

Due Execution

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.4

Enforceability of Obligations

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.5

Burdensome Obligations

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.6

Legal Restraints

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.7

Labor Contracts and Disputes

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.8

No Material Proceedings

1.	TALX Corporation

     a) Brody v. TALX Corporation, No. 4:01CV02014DJS, United States District Court for the Eastern District of Missouri. Putative class action alleging securities law violations by the company and certain individuals. Three other class actions filed in the same court making essentially the same allegations have been consolidated with and into the Brody action. Metzger v. TALX Corporation, No. 4:02CV00031DJS; Goodman v. TALX Corporation, No. 4:02CV00033DJS; Hinton v. TALX Corporation, No. 4:02CV00168DJS.

     b) In the Matter of TALX Corporation (D-02448-A). The Securities and Exchange Commission is continuing to conduct an investigation into the Company’s accounting treatment for certain items.

2.	TALX FasTime Services, Inc.

     No exceptions.

3.	TALX UCM Services, Inc.

     No exceptions.

4.	TALX Employer Services, LLC

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.9

Material Licenses

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.10

Compliance with Material Laws

                    While the Borrower believes no controlling legal precedent exists, consumers or the Federal Trade Commission could take the position that the Fair Credit Reporting Act (the “FCRA”) applies to the Borrower and seek to require the Borrower to comply with the FCRA and seek penalties and damages. If required, the Borrower would have difficulty complying with these procedures; for example, The Work Number services are designed to operate via interactive voice response and the Internet, instead of paper. Further, the Borrower might have to eliminate certain types of transactions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.11

Other Names

1.	TALX Corporation

     The Work Number

2.	TALX FasTime Services, Inc.

     TALX FasTime Services was incorporated as “Ti3, Inc.” The change in name is effective March 31, 2004.

3.	TALX UCM Services, Inc.

     TALX UCM Services, Inc. is the successor to Garcia Acquisition Sub, Inc, a Missouri corporation, and James E. Frick, Inc., also a Missouri corporation.

     On March 27, 2002, TALX acquired the assets of the unemployment compensation management business of Gates, McDonald & Company and the outstanding stock of James E. Frick, Inc. James E. Frick did business as “The Frick Company.” James E. Frick was a Missouri corporation. The assets of the unemployment compensation business of Gates, McDonald & Company were acquired through Garcia Acquisition Sub, Inc. Garcia Acquisition Sub, Inc. was also a Missouri corporation.

     Garcia Acquisition Sub, Inc. was merged into James E. Frick, Inc. under the terms of an Agreement of Merger dated March 26, 2003. By the Restated Articles of Incorporation, adopted April 1, 2003, the name of the surviving corporation was changed to TALX UCM Services, Inc.

     TALX UCeXpress

4.	TALX Employer Services, LLC

     TALX Unemployment Cost Management

     Sheakley Unemployment

     Sheakley Interactive Services, LLC

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.12

Consummation of Current Acquisition and Approved Acquisitions

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.13

Prior Transactions

1.	TALX FasTime Services, Inc. (f/k/a Ti3, Inc.)

     In 2001, TALX acquired all the outstanding stock of Ti3, Inc.

2.	TALX UCM Services, Inc.

     On March 27, 2002, TALX’s subsidiary, Garcia Acquisition Sub, Inc., acquired the assets of the unemployment compensation management business of Gates, McDonald & Company. Also, on March 27, 2002, TALX acquired the outstanding stock of James. E. Frick, Inc. Both subsidiaries were merged and now are known as TALX UCM Services, Inc. On June 30, 2003, TALX UCM Services, Inc. acquired the outstanding membership interests of Johnson & Associates, Inc.

3.	TALX- Sale of HRBAS Unit

     On April 23, 2003, TALX sold the assets of its human resources and benefits applications services business unit to Workscape, Inc.

4.	TALX Employer Services, LLC

     The Current Acquisition.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.14
21.18. Capitalization

1.	TALX Corporation

     i) 30,000,000 authorized shares of common stock.

     ii) 13,948,542 shares of issued stock as of March 1, 2004, of which:

     301,041 shares were held in Treasury

     13,647,501 shares were outstanding

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.15

Solvency

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.16

Projections; Pro Forma Balance Sheet

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.17

Financial Statements

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.18

No Change in Condition

1.	TALX Corporation

     a) In the Matter of TALX Corporation (D-02448-A). The Securities and Exchange Commission is continuing an investigation into the Company’s accounting treatment for certain items.

2.	TALX FasTime Services, Inc.

     No exceptions.

3.	TALX UCM Services, Inc.

     No exceptions.

4.	TALX Employer Services, LLC

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.19

Investments

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.20

Indebtedness

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.21

Indirect Obligations

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.22

Operating Leases

TALX Corporation, TALX FasTime Services, Inc., TALX UCM Services, Inc.
and TALX Employer Services, LLC

Corporate Property Schedule — April 2004

Company	City and State	Street Address	Lessor
Offices - subleased or shared space
TALX UCM Services, Inc	Concord, CA	One Concord Centre, 94520
TALX UCM Services, Inc	Maitland, FL	2290 Lucien Way, 32751
TALX UCM Services, Inc	Towson, MD	8600 LaSalle Rd., 21286
TALX UCM Services, Inc	Las Vegas, NV	1701 West Charleston Blvd, 89102
TALX UCM Services, Inc	Hilliard, OH	3455 Mill Run Drive, 43026
TALX Employer Services LLC	Cincinnati, OH	100 Merchant Street, Suite 100	Princeton Properties

TALX Leases
TALX Corporation	Fairfield, CT	53 Unquowa Place	The Patten Group LLC
TALX Corporation	Missoula, MT	1121 East Broadway, Suite 110, 59802	MonTEC
TALX Corporation	Carlsbad, CA	2006 Palomar Airport Road 92008	Magellan Aviation
TALX UCM Services, Inc	Kirkland, WA	4020 Lake Washington Blvd. N.E., 98033
TALX UCM Services, Inc	Beaverton, OR	8905 SW Nimbus Avenue, 97005
TALX UCM Services, Inc	Absecon, NJ	707 White Horse Pike, 08201
TALX UCM Services, Inc	Park Ridge, IL	1030 Higgins Road, 60068
TALX UCM Services, Inc	Los Angeles, CA	10801 National Blvd., 90064
TALX UCM Services, Inc	Lake Success, NY	3000 Marcus Avenue, Suite 1W12, 11042	We’re Associates
TALX Corporation	Marietta, GA	2265 Roswell Rd. N.E., Suite 100, 30062	Crowne Office Suites - Full Service
TALX Corporation	St. Louis, MO	1850 Borman Court, 63146	Adie Road Partnership
TALX Corporation TALX UCM Services, Inc	St. Louis, MO St. Louis, MO	11828 Borman Drive 63146 - Ste. M, Q, R, S 10101 Woodfield, 63132	Glenborough Realty Trust TIC Corporate Square
TALX UCM Services, Inc	St. Louis, MO	1195 Corp. Lake, 63132	TIC Corporate Square
TALX FasTime Services, Inc	Richardson, TX	3400 Waterview Parkway, Suite 117	Cousins Properties
TALX UCM Services, Inc	Southfield, MI	29777 Telegraph Road, Suite 1650, 48034	Onyx Plaza

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Company	City and State	Street Address	Lessor
TALX Corporation	Phoenix, AZ	20820 North 25th Place, Suite 112, Phoenix, AZ 85050.	Rose Garden Development
TALX Employer Services LLC	Sacramento, CA	650 Howe Avenue, Suite 720/aka: 701 Howe Ave., Suite F5	Howe Arden
TALX Employer Services LLC	Phoenix, AZ	2005 N. Central Avenue, 4th Floor	Presson Central Two
TALX Employer Services LLC	Addison, TX (Dallas)	4851 Keller Springs Road, Suite 201	First Equipment Co. (Financial Concepts)
TALX Employer Services LLC	Harrisburg, PA	2793 Old Post Road	Blue Mountain Properties
TALX Employer Services LLC	Westerville, OH (Columbus)	191 W. Schrock Road	Partners At Brooksedge
TALX Employer Services LLC	Cleveland, OH (SIS Operations)	1375 East 9th Street, Suite 2200 One Cleveland Center	Cleveland Center Investors

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.23

Capital Leases

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.24

Tax Liabilities; Governmental Charges

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.25

Pension Benefit Plans

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.26

Welfare Benefit Plans

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.27

Retiree Benefits

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.28

Distributions

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.29

Real Property

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.30.1

State of Collateral and Other Property: Accounts

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.30.2

State of Collateral and Other Property: Inventory

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.30.3

State of Collateral and Other Property: Equipment

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.30.4

State of Collateral and Other Property: Intellectual Property

TALX Corporation

U.S. Trademarks	Serial No.	Date of Filing	Registration No.	Date Registered
EASYSCRIPT	74042897	19900323	1656695	19910910
ECHOICE	76055184	20000524	2753549	20030819
TALX	76508288	20030408	2816829	20040224
THE WORK NUMBER	75153137	19960820	2077613	19970708
THE WORK NUMBER FOR EVERYONE	74526003	19940513	1949636	19960116
UC EXPRESS	78145643	20020719	2794670	20031216
W-2 EXPRESS	76316889	20010925	2591466	20020709
ADVANCED HR SOLUTIONS	76187934	20001229	2606966	20020813
MANAGE HR	76516769	20030508

U.S. Trademarks
(no longer used in the business and
due to lapse in the near future)	Serial No.	Date of Filing	Registration No.	Date Registered
ACCUCAT	75177466	19961007	2105299	19971014
CUSTOMCAT	75177465	19961007	2101492	19970930
ACCUMARC	75177385	19961007	2101488	19970930
CUSTOMMARC	75177346	19961007	2105293	19971014

Canadian Trademarks	Serial No.	Date of Filing	Registration No.	Date Registered
TALX	1192302	20031001	pending	pending
THE WORK NUMBER	1015971	19990513	584305	20030625
THE WORK NUMBER FOR EVERYONE	1015970	19990513	584269	20030625

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

European Union
Trademarks	Serial No.	Date of Filing	Registration No.	Date Registered
THE WORK NUMBER	322578	19960816	322578	19981209
THE WORK NUMBER FOR EVERYONE	322271	19960816	322271	19980924

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

				Date
Patents	Serial Number	Patent Number	Type	Issued
HIGH SPEED MODEM AND METHOD HAVING JITTER-FREE TIME RECOVERY [For recording a data signal]	02875996	5,838,744	Utility	19971117
MULTI-FREQUENCY RECEIVER WITH ARBITRARY CENTER FREQUENCIES	02482454	5,477,465	Utility	19951219

Serial
Patent Applications	Number	Type	Date Filed
METHOD AND SYSTEM FOR MANAGING EMPLOYEE ACCESS TO PAYROLL INFORMATION	10/068,061	Utility	2002/2/5

     TALX FasTime Services, Inc.

Trademarks	Serial Number	Date of Filing	Registration No.	Date Registered
FASTIME	76148399	20001016	2527180	20020108
CAREENTRY	76047423	20000512	2551039	20020319
VIDC	75537134	19980814	2292529	19991116

     TALX UCM Services, Inc.

Service Mark	Serial Number	Date of Filing	Registration No.	Date Registered
VERIFACTS	75375483	19971020	2333104	20000404

Copyright	Registration No.	Date Registered
EMPLOYER’S GUIDE TO CONTROLLING YOUR UNEMPLOYMENT COSTS	TX4051739	19950511

     TALX Employer Services, LLC

          None.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.31.1

Location of Chief Executive Office and Principal Place of Business

Company	Chief Executive Office	Principal Place of Business
TALX Corporation	1850 Borman Court St. Louis, Missouri 63146	1850 Borman Court St. Louis, Missouri 63146
TALX FasTime Services, Inc.	1850 Borman Court St. Louis, Missouri 63146	3400 Waterview Parkway Suite 117 Richardon, Texas 75080
TALX UCM Services, Inc.	1850 Borman Court St. Louis, Missouri 63146	10101 Woodfield St. Louis, Missouri 63132
TALX Employer Services, LLC	1850 Borman Court St. Louis, Missouri 63146	10101 Woodfield St. Louis, Missouri 63132

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.31.2

Location of Books and Records

1.	TALX Corporation

See Section 12.22.

2.	TALX FasTime Services, Inc.

See Section 12.22.

3.	TALX UCM Services, Inc.

See Section 12.22.

4.	TALX Employer Services, LLC

See Section 12.22 and the following address:

100 Merchant Street, Suite 100

Cincinnati, Ohio 45246

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.31.3

Location of Collateral

1.	Excluding immaterial office equipment and furniture, all of the tangible Collateral is located only at the places listed in Sections 12.31.1 and 12.31.2 of the Disclosure Schedule.

2.	No Covered Person has an office or place of business except offices in homes and other than as disclosed on Section 12.22.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.32

Negative Pledges

1.	TALX Corporation

(i)	From time to time, TALX Corporation has contracted with United States or a department, agency, public corporation or other instrumentality thereof, and such contracts may contain prohibitions on the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral.

(ii)	TALX Corporation has entered into a certain license agreement with A2D, L.P., dated as of April 1, 2001 (the “A2D Agreement”), for the use of certain interactive voice response technology in exchange for continuing royalty payments. The A2D Agreement provides that A2D, L.P. may terminate the A2D Agreement if TALX Corporation assigns the A2D Agreement for the benefit of creditors, however, the A2D Agreement does not expressly prohibit assignment.

2.	TALX FasTime Services, Inc.

No exceptions.

3.	TALX UCM Services, Inc.

No exceptions.

4.	TALX Employer Services, LLC

No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.33.1

Security Agreements

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.33.2

Collateral Assignments

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.34

S Corporation

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.35

Subsidiaries and Affiliates

1.	TALX FasTime Services, Inc., a Texas corporation

2.	TALX UCM Services, Inc., a Missouri corporation

3.	TALX Employer Services, LLC, a Missouri limited liability company

4.	TALX Limited, a company organized under the laws of England (Dormant)

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.36

Bank Accounts and Lockboxes

     See Officer’s Certificate Regarding Bank Accounts and Lockboxes dated as of March 31, 2004.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.37

Margin Stock

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.38

Securities Matters

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.39

Investment Company Act, Etc.

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.40

No Material Misstatements or Omissions

Reference is made to the Borrower’s filings with the Securities and Exchange Commission for additional information regarding the Covered Persons’ business, operations, revenues, financial condition, property and business prospects.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.41

Filings

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.42

Broker’s Fees

     TALX Corporation will pay a broker’s fee to CIBC World Markets.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Section 12.43

Hart-Scott-Rodino Filing Requirement

     No exceptions.

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Schedule 12.44

Eligibility of Collateral

     No exceptions

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Schedule 15.2.7

Indebtedness

     None.

CONFIDENTIAL TREATMENT REQUESTED BY
TALX CORPORATION

EXHIBIT 14.14
FORM OF COMPLIANCE CERTIFICATE

TO: LaSalle Bank National Association, as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Loan Agreement effective          , 2004 (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement), among TALX Corporation (referred to herein both collectively and individually as Borrower), LaSalle Bank National Association, as Administrative Agent (Administrative Agent) and the Lenders as defined in the Loan Agreement (Lenders). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings defined in the Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.	I am the Chief Financial Officer of Borrower.

2.	I have reviewed the terms of the Loan Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Borrower and each other Covered Person during the accounting period covered by the attached Financial Statements.

3.	The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Default or Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the Representations and Warranties (including those of each Guarantor in its Guaranty) are true in all material respects.

4.	<Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended , which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

<Use for quarterly and monthly financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal <quarter> <month> ended , which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

5.	Borrower and every other Covered Person is in compliance with all of the covenants in the Loan Agreement, including the financial covenants in Section Error! Reference source not found., and Schedule II attached hereto contains calculations based on Borrower’s financial statements and other financial records that show Borrower’s compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed and delivered this day of             .

By:___________________

Print Name:_____________

DISCLOSURE SCHEDULE TO
AMENDED AND RESTATED LOAN AGREEMENT

Title: _______________

SCHEDULE I TO COMPLIANCE CERTIFICATE

See current Financial Statements.

SCHEDULE II TO COMPLIANCE CERTIFICATE

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Amended and Restated Loan Agreement and based on the period ended            . Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 16.1 through 16.6. Reference should be made to Sections 16.1 through 16.6 of the Amended and Restated Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I.	EBITDA (for preceding four fiscal quarters) (Section 16.1):

(i)	Net Income	$

(ii)	Federal, State and Local Income Tax expense accrued for as a liability	$

(iii)	Interest Expense	$

(iv)	Amortization of good will and other intangible assets and depreciation expense taken or accrued for in such period, without duplication	$

(v)	Extraordinary losses in such period incurred or accrued for in such period, without duplication	$

(vi)	Sum of Items (i), (ii), (iii), (iv) and (v)	$

(vii)	Extraordinary income/gain in such period incurred or accrued for in such period, without duplication	$

(viii)	Item (vi) minus Item(vii) — EBITDA	$

II.	Excess Cash Flow (Section 6.3.3.4)

A.	Total Indebtedness	$

B.	EBITDA (for preceding four fiscal quarters per Item I (viii))	$

C.	Ratio of Item A to Item B		:1.0

D.	Ratio of Total Indebtedness to EBITDA required

by Section 6.3.3.4 to avoid Excess Cash Flow Payment		Less than 1.50:1.0

III.	Capital Expenditure (Section 16.2)

A.	Capital Expenditures in period	$

B.	Capital Expenditures permitted in such period by Section 16.2		$13,000,000.00

IV.	Minimum Fixed Charges Coverage (Section 16.3)

A.	EBITDA (for preceding four fiscal quarters per Item 1(viii))	$

Less:	(i)	Capital Expenditures	$
	(ii)	Federal, State and Local Income tax paid	$

B.	Subtotal (EBITDA minus (i) and (ii))	$

C.	Fixed Charges (for preceding four fiscal quarters (Section 16.1):

1.	Interest Expense	$
2.	Sum of all scheduled principal payments on long term Indebtedness of Borrower (including the Term Loan)	$
3.	Management fees or other fees paid by the Borrower	$
4.	Distributions	$
5.	Less: Repurchases financed under the Revolving Loan Commitment to the extent not exceeding $5,000,000	$
6.	FIXED CHARGES (Sum of items 1 through 4 minus item 5)	$

D.	Ratio of Item B to Item C.6.	:1.0

E.	Minimum Ratio required by Section 16.3 for such period (refer to Section 16.3 for value of X)	X:1.0, where X =

V.	Total Indebtedness to EBITDA (Section 16.4)

A.	Total Indebtedness	$

B.	EBITDA (for preceding four fiscal quarters per Item I (viii))	$

C.	Ratio of Item A to Item B		:1.0

D.	Maximum Ratio of Total Indebtedness to to EBITDA permitted by Section 16.4 (refer to Section 16.4 for value of Y)	Y:1.0, where Y =

VI.	Minimum Net Worth (Section 16.5)

A.	Actual Net Worth	$

B.	Minimum Net Worth Required by Section 16.5:
	$120,000,000 plus an aggregate amount equal to 50% of quarterly Net Income after the Effective Date (but only if a positive number, and with no reduction for losses), plus 100% of net cash proceeds from the issuance of equity securities after the Effective Date.	$

VII.	Minimum EBITDA (Section 16.6)

A.	EBITDA (for preceding four fiscal quarters per Item 1(viii))	$

B.	Minimum EBITDA required by Section 16.6 (refer to Section 16.6 for value of Z)	where Z = _______

EXHIBIT 14.15.1

FORM OF BORROWING BASE CERTIFICATE

To: LaSalle Bank National Association, as Administrative Agent

     Please refer to the Amended and Restated Loan Agreement dated as of March    , 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among TALX Corporation (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. This certificate (this “Certificate”), together with supporting calculations attached hereto, is delivered to you pursuant to the terms of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Company hereby certifies and warrants to the Administrative Agent and the Lenders that at the close of business on       ,       (the “Calculation Date”), the Borrowing Base was $      , computed as set forth on the schedule attached hereto.

     The Company has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on    ,    .

TALX Corporation

By:
Title:

SCHEDULE TO BORROWING BASE CERTIFICATE
Dated as of [_________________]

1.	Gross Accounts	$

2.	Less UC Accounts	$

3.	Plus Eligible UC Business Accounts	$

4.	Less Ineligibles

(i)	Accts in which Admin. Agent’s Lien not perfected or subject to other Lien	$
(ii)	Accts over 120 days past invoice date	$
(iii)	Accts from Acct Debtor where 35% of its Accts are ineligible under (ii)	$
(iv)	Accts of Affiliates	$
(v)	Accts not perfected under UCC or Claims Act	$
(vi)	Accts where Acct Debtor is U.S. or a state, department or agency thereof, to the extent over $450,000	$
(vii)	Accts where Acct Debtor is not formed in the U.S and CEO not in the U.S., to the extent over $50,000	$
(viii)	Accts where Acct Debtor disputes acceptance	$
(ix)	Accts billed in untimely manner	$
(x)	Accts where Acct Debtor is subject to insolvency proceeding or acknowledges inability to pay its debts	$
(xi)	Accts subject to dispute, offset, etc.	$
(xii)	Accts subject to chargeback for discounts	$
(xiii)	Accts regarding bonded goods/services	$
(xiv)	Accts that are Non-assignable	$
(xv)	Accts in which the reps, warrants or covenants of the loan agreement are breached	$
(xvi)	Accts where payment has been returned uncollected	$
(xvii)	Accts which represent progress billings other than the Eligible UC Business Accounts	$
(xviii)	Accts evidence by an instrument or reduced to judgement	$
(xix)	Accts which arise out of a sale not made in the ordinary course	$

	Total of (i) through (xix)	$

4.	Eligible Accounts [Item 1 minus Item 2 minus Item 3]	$

5.	Borrowing Base
	[Item 4 times 75%]	$

6.	Lesser of Item 5 and the Aggregate Revolving Loan Commitment	$

7.	Aggregate Revolving Loan outstandings plus Letter of Credit Exposure	$

8.	Maximum Available Amount
	[Excess of Item 6 over Item 7]	$

9.	Required Prepayment
	[Excess of Item 7 over Item 6]	$

EXHIBIT 16.4

Adjustment to Maximum Ratio of Total Indebtedness to EBITDA

1. If after the Effective Date but prior to September 30, 2004, Borrower closes on all of the Approved Acquisitions and the Administrative Agent makes an Advance or Advances under the Aggregate Loan Commitments as contemplated hereby in order for Borrower to consummate the Approved Acquisitions, then the following schedule shall, without more, be substituted for the schedule as currently set forth in Section 16.4 and shall be effective as of the last day of the quarter in which the last of the Approved Acquisitions closed.

Maximum Ratio of Total Indebtedness to
Period	EBITDA*
Fiscal Quarter ending 3/31/04	1.75 to 1
Fiscal Quarter ending 6/30/04	2.25 to 1
Fiscal Quarter ending 9/30/04	2.25 to 1
Fiscal Quarter ending 12/31/04	2.25 to 1
Fiscal Quarter ending 3/31/05	2.00 to 1
Fiscal Quarter ending 6/30/05	2.00 to 1
Fiscal Quarter ending 9/30/05	1.75 to 1
Fiscal Quarter ending 12/31/05	1.75 to 1
Fiscal Quarter ending 3/31/06	1.50 to 1
Fiscal Quarter ending 6/30/06	1.50 to 1
Fiscal Quarter ending 9/30/06	1.50 to 1
Fiscal Quarter ending 12/31/06	1.50 to 1
Fiscal Quarter ending 3/31/07	1.50 to 1
Fiscal Quarter ending 6/30/07	1.50 to 1
Fiscal Quarter ending 9/30/07	1.50 to 1
Fiscal Quarter ending 12/31/07	1.50 to 1
Fiscal Quarter ending 3/31/08	1.50 to 1
Fiscal Quarter ending 6/30/08	1.50 to 1
Fiscal Quarter ending 9/30/08	1.50 to 1
Fiscal Quarter ending 12/31/08	1.50 to 1
Fiscal Quarter ending 3/31/09	1.50 to 1

2. If after the Effective Date but prior to September 30, 2004, Borrower closes on either (i) Target One Acquisition and Target Two Acquisition; or (ii) Target Three Acquisition; or (iii) Target Four Investment and either (i) or (ii), and the Administrative Agent makes an Advance or Advances under the Aggregate Loan Commitments as contemplated hereby in order for Borrower to consummate such Approved Acquisition or, if applicable, Approved Acquisitions, then the following schedule shall, without more,

Borrower’s Initials

be substituted for the schedule as currently set forth in Section 16.4 and shall be effective as of the last day of quarter in which such Approved Acquisition, or, if applicable, Approved Acquisitions, closed.

Maximum Ratio of Total Indebtedness to
Period	EBITDA*
Fiscal Quarter ending 3/31/04	1.75 to 1
Fiscal Quarter ending 6/30/04	2.25 to 1
Fiscal Quarter ending 9/30/04	2.25 to 1
Fiscal Quarter ending 12/31/04	2.00 to 1
Fiscal Quarter ending 3/31/05	2.00 to 1
Fiscal Quarter ending 6/30/05	1.75 to 1
Fiscal Quarter ending 9/30/05	1.50 to 1
Fiscal Quarter ending 12/31/05	1.50 to 1
Fiscal Quarter ending 3/31/06	1.25 to 1
Fiscal Quarter ending 6/30/06	1.25 to 1
Fiscal Quarter ending 9/30/06	1.25 to 1
Fiscal Quarter ending 12/31/06	1.25 to 1
Fiscal Quarter ending 3/31/07	1.25 to 1
Fiscal Quarter ending 6/30/07	1.25 to 1
Fiscal Quarter ending 9/30/07	1.25 to 1
Fiscal Quarter ending 12/31/07	1.25 to 1
Fiscal Quarter ending 3/31/08	1.25 to 1
Fiscal Quarter ending 6/30/08	1.25 to 1
Fiscal Quarter ending 9/30/08	1.25 to 1
Fiscal Quarter ending 12/31/08	1.25 to 1
Fiscal Quarter ending 3/31/09	1.25 to 1

Borrower’s Initials

EXHIBIT 16.6

Adjustment to Minimum EBITDA

1. If after the Effective Date but prior to September 30, 2004, Borrower closes on all of the Approved Acquisitions and the Administrative Agent makes an Advance or Advances under the Aggregate Loan Commitments as contemplated hereby in order for Borrower to consummate the Approved Acquisitions, then the following schedule shall, without more, be substituted for the schedule as currently set forth in Section 16.6 and shall be effective as of the last day of quarter in which the last of the Approved Acquisitions, closed.

Minimum EBITDA*
Period	($000 omitted)
Fiscal Quarter ending 3/31/04	$31,000
Fiscal Quarter ending 6/30/04	$31,000
Fiscal Quarter ending 9/30/04	$32,000
Fiscal Quarter ending 12/31/04	$32,000
Fiscal Quarter ending 3/31/05	$33,500
Fiscal Quarter ending 6/30/05	$34,000
Fiscal Quarter ending 9/30/05	$34,500
Fiscal Quarter ending 12/31/05	$34,500
Fiscal Quarter ending 3/31/06	$35,000
Fiscal Quarter ending 6/30/06	$35,000
Fiscal Quarter ending 9/30/06	$35,000
Fiscal Quarter ending 12/31/06	$35,000
Fiscal Quarter ending 3/31/07	$35,000
Fiscal Quarter ending 6/30/07	$35,000
Fiscal Quarter ending 9/30/07	$35,000
Fiscal Quarter ending 12/31/07	$35,000
Fiscal Quarter ending 3/31/08	$35,000
Fiscal Quarter ending 6/30/08	$35,000
Fiscal Quarter ending 9/30/08	$35,000
Fiscal Quarter ending 12/31/08	$35,000
Fiscal Quarter ending 3/31/09	$35,000

2. If after the Effective Date but prior to September 30, 2004, Borrower closes on either (i) Target One Acquisition and Target Two Acquisition; or (ii) Target Three Acquisition; or (iii) Target Four Investment and either (i) or (ii), and the Administrative Agent makes an Advance or Advances under the Aggregate Loan Commitments as contemplated hereby in order for Borrower to consummate such Approved Acquisition or, if applicable, Approved Acquisitions, then the following schedule shall, without more,

Borrower’s Initials

be substituted for the Schedule as currently set forth in Section 16.6 and shall be effective as of the last day of quarter in which such Approved Acquisition, or, if applicable, Approved Acquisitions, closed.

Minimum EBITDA*
Period	($000 omitted)
Fiscal Quarter ending 3/31/04	$29,500
Fiscal Quarter ending 6/30/04	$30,000
Fiscal Quarter ending 9/30/04	$31,000
Fiscal Quarter ending 12/31/04	$31,000
Fiscal Quarter ending 3/31/05	$32,000
Fiscal Quarter ending 6/30/05	$32,500
Fiscal Quarter ending 9/30/05	$32,500
Fiscal Quarter ending 12/31/05	$33,000
Fiscal Quarter ending 3/31/06	$33,500
Fiscal Quarter ending 6/30/06	$33,500
Fiscal Quarter ending 9/30/06	$33,500
Fiscal Quarter ending 12/31/06	$33,500
Fiscal Quarter ending 3/31/07	$33,500
Fiscal Quarter ending 6/30/07	$33,500
Fiscal Quarter ending 9/30/07	$33,500
Fiscal Quarter ending 12/31/07	$33,500
Fiscal Quarter ending 3/31/08	$33,500
Fiscal Quarter ending 6/30/08	$33,500
Fiscal Quarter ending 9/30/08	$33,500
Fiscal Quarter ending 12/31/08	$33,500
Fiscal Quarter ending 3/31/09	$33,500

Borrower’s Initials

EXHIBIT 20.4.1
FORM

ASSIGNMENT AND ACCEPTANCE
DATED:               ,

     Loan Agreement effective           (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement) among TALX Corporation (referred to herein both collectively and individually as Borrower), LaSalle Bank National Association, as Administrative Agent (Administrative Agent) and the Lenders as defined in the Loan Agreement (Lenders). Terms defined in the Loan Agreement are used herein with the same meaning.

The Assignor and the Assignee referred to on Schedule 1 agree as follows:

1.	The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Loan Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Loan Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2.	The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or the performance or observance by any Covered Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note <s> held by the Assignor and requests that Administrative Agent exchange such Note <s> for new Note <s> payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

3.	The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in Section thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and

Borrower’s Initials

authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section

4.	Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the Effective Date) shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

5.	Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

6.	Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7.	This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

8.	This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

Borrower’s Initials

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE

Percentage interest assigned:             %

Assignee’s Commitment:         $

Aggregate outstanding principal

amount of Loans assigned:      $

Principal amount of Note payable to Assignee:       $

Principal amount of Note payable to Assignor:       $

Effective Date (if other than date of

acceptance by Administrative Agent):         *                      ,

[NAME OF ASSIGNOR], as Assignor

By:
Title:
Dated:,

[NAME OF ASSIGNEE], as Assignee

By:
Title:

Applicable Lending Office:

Borrower’s Initials

i

*This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

Accepted [and Approved]
This              day of                 ,

LaSalle Bank National Association, as Administrative Agent

By:
Title:

Accepted [and Approved]**
This              day of                 ,

TALX Corporation,

By:
Title:

**Approval of Borrower required only if there is no Existing Default

Borrower’s Initials